                            VOYAGEUR MUTUAL FUNDS III
                              Delaware Investments
                               2005 Market Street
                        Philadelphia, Pennsylvania 19103


                                                                   June 29, 2005

VIA EDGAR CORRESPONDENCE
------------------------

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20529
Attention: Filing Desk

SUBJECT: VOYAGEUR MUTUAL FUNDS III (THE "REGISTRANT")
         FILE NOS. 2-95928, 811-4547
         POST-EFFECTIVE AMENDMENT FILED PURSUANT TO RULE 485(A)
         ------------------------------------------------------

Ladies and Gentlemen:

                  Pursuant to the request of our examiner, Mary Cole, on behalf of the U.S. Securities and Exchange Commission (the "Commission"), and in connection with the Registrant's filing of its Registration Statement filed pursuant to Rule 485(a) of the Securities Act of 1933, as filed with the Commission with this letter (Post-Effective Amendment No. 46, the Registrant acknowledges that:

                  (1) the Registrant is responsible for the adequacy and accuracy of the disclosure in the filing;

                  (2) Staff comments or changes to disclosure in response to Staff comments in the filing reviewed by the Staff, do not foreclose the Commission from taking any action with respect to the filing; and

                  (3) the Registrant may not assert Staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

                  In addition, the Registrant acknowledges that the Division of Enforcement has access to all information that we have or will provide to the Staff of the Division of Investment Management in its review of, or in response to the Staff comments on, Post-Effective Amendment No. 46.

U.S. Securities and Exchange Commission
June 29, 2005
Page 2



                  Any questions regarding this correspondence may be directed to my attention at (215) 255-1558. Thank you in advance for your attention to this matter.



                                                 Sincerely,

                                                 Cori E. Daggett
                                                 --------------------------
                                                 Cori E. Daggett
                                                 Senior Counsel
                                                 Voyageur Mutual Funds III

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                                File No. 2-95928
                                                               File No. 811-4547

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     /X/

Pre-Effective Amendment No. ____                                            / /

Post-Effective Amendment No. __46__                                         /X/

                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             /X/

Amendment No. __46__

                            VOYAGEUR MUTUAL FUNDS III
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

2005 Market Street, Philadelphia, Pennsylvania                      19103-7094
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                         (Zip Code)

Registrant's Telephone Number, including Area Code:               (800) 523-1918

         Richelle S. Maestro, Esquire, 2005 Market Street, Philadelphia,
                            Pennsylvania 19103-7094
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                               June 29, 2005
                                                                   -------------

It is proposed that this filing will become effective:

              _____   immediately upon filing pursuant to paragraph (b)
              _____   on ___________ pursuant to paragraph (b)
              __X__   60 days after filing pursuant to paragraph (a)(1)
              _____   on date pursuant to paragraph (a)(1)
              _____   75 days after filing pursuant to paragraph (a)(2)
              _____   on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate:

         _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             --- C O N T E N T S ---

         This Post-Effective Amendment No. 46 to Registration File No. 2-95928 includes the following:

               1. Facing Page

               2. Contents Page

               3. Part A - Prospectuses

               4. Part B - Statement of Additional Information

               5. Part C - Other Information

               6. Signatures

               7. Exhibits

                      DELAWARE INVESTMENTS(R)
                      -----------------------------------
                      A member of Lincoln Financial Group


                           DELAWARE SELECT GROWTH FUND


                      Class A o Class B o Class C o Class R


                                   PROSPECTUS
                                 August __, 2005

                                  GROWTH EQUITY


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND PROFILE                                              PAGE     3
Delaware Select Growth Fund                                        3

HOW WE MANAGE THE FUND                                    PAGE     8
Our investment strategies                                          8
The securities we typically invest in                              9
The risks of investing in the Fund                                10
Disclosure of portfolio holdings information                      10

WHO MANAGES THE FUND                                      PAGE    11
Investment manager                                                11
Portfolio managers                                                11
Who's who?                                                        12

ABOUT YOUR ACCOUNT                                        PAGE    14
Investing in the Fund                                             14
      Choosing a share class                                      14
      Dealer compensation                                         17
How to reduce your sales charge                                   18
How to buy shares                                                 19
Fair valuation                                                    20
Retirement plans                                                  20
How to redeem shares                                              21
Account minimums                                                  22
Special services                                                  22
Frequent trading of Fund shares                                   23
Dividends, distributions and taxes                                25
Certain management considerations                                 25

FINANCIAL HIGHLIGHTS                                      PAGE    26

GLOSSARY                                                  PAGE    30

PROFILE: DELAWARE SELECT GROWTH FUND

WHAT IS THE FUND'S GOAL?
Delaware Select Growth Fund seeks long-term capital appreciation which the Fund attempts to achieve by investing primarily in equity securities of companies we believe have the potential for high earnings growth. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
We invest primarily in common stocks of companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. We consider companies of any size or market capitalization. Using a bottom up approach, we seek to select securities we believe have large-end market potential or dominance of a profitable niche market, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. We also consider a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices. This Fund may be subject to greater investment risk than other funds because the companies the Fund invests in are subject to greater changes in earnings and business prospects than companies with more established earnings patterns.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE FUND
o Investors with long-term financial goals.
o Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to capital appreciation opportunities across a broad range of industry sectors and company sizes.

WHO SHOULD NOT INVEST IN THE FUND
o Investors with short-term financial goals.
o Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS THE DELAWARE SELECT GROWTH FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of all shares for the one-year, five-year, ten-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps.

YEAR-BY-YEAR TOTAL RETURN (Class A)

------------- ------------ ------------ ----------- ------------ ------------ ----------- ------------ ------------ -----------
        1995         1996         1997        1998         1999         2000        2001         2002         2003        2004
------------- ------------ ------------ ----------- ------------ ------------ ----------- ------------ ------------ -----------
           %            %            %           %            %            %           %            %            %           %
------------- ------------ ------------ ----------- ------------ ------------ ----------- ------------ ------------ -----------

During the periods illustrated in this bar chart, Class A's highest quarterly return was ____% for the quarter ended ________________ and its lowest quarterly return was ____% for the quarter ended _____________.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR-BY-YEAR TOTAL RETURN (CLASS A)]

AVERAGE ANNUAL RETURNS for periods ending 12/31/04

------------------------------------------------------------------------------- ------------- ----------- -------------
                                                                                                             10 YEARS
                                                                                                                OR
                                                                                       1 YEAR     5 YEARS    LIFETIME**
------------------------------------------------------------------------------- ------------- ----------- -------------
Class A return before taxes                                                                %           %             %
------------------------------------------------------------------------------- ------------- ----------- -------------
Class A return after taxes on distributions                                                %           %             %
------------------------------------------------------------------------------- ------------- ----------- -------------
Class A return after taxes on distributions and sale of Fund shares                        %           %             %
------------------------------------------------------------------------------- ------------- ----------- -------------
Class B return before taxes*                                                               %           %             %
------------------------------------------------------------------------------- ------------- ----------- -------------
Class C return before taxes*                                                               %           %             %
------------------------------------------------------------------------------- ------------- ----------- -------------
Class R return before taxes                                                                %           %             %
------------------------------------------------------------------------------- ------------- ----------- -------------
Russell 3000(R) Growth Index***                                                            %           %             %
     (reflects no deduction for fees, expenses, or taxes)
------------------------------------------------------------------------------- ------------- ----------- -------------

The Fund's returns are compared to the performance of the Russell 3000 Growth Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown immediately above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax rate used is based on the current tax characterization of the elements of the fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be ___%, ___% and ___%, respectively, for the one-year, five-year and lifetime periods. Lifetime returns for Class B shares reflect conversion to Class A shares after approximately 8 years. If shares were not redeemed, the returns before taxes for Class C would be ____%, ____% and ____%, respectively, for the one-year, five-year and ten-year periods.
** Lifetime returns are shown if the Fund or Class existed for less than ten years. Inception dates for Class A, Class B, Class C and Class R shares of the Fund were May 16, 1994, April 16, 1996, May 20, 1994 and June 2, 2003,
     respectively.
*** The Russell 3000 Growth Index reports returns on a monthly basis as of the last day of the month. The Russell 3000 Growth Index returns for the Class B, Class C and Class R lifetimes was ____%, ____%, and ____%, respectively, for the period beginning month end following the inception date through December 31, 2004.

WHAT ARE FUND'S FEES AND EXPENSES?

---------------------------------------- -------------------------------------- ----------- ------------ ------------ ------------
SALES CHARGES are fees paid directly     CLASS                                            A            B            C            R
from your investments when you buy or    -------------------------------------- ----------- ------------ ------------ ------------
sell shares of the Fund.                 Maximum sales charge (load)                 5.75%         none         none         none
                                           imposed on purchases as a
                                           percentage of offering price
                                         -------------------------------------- ----------- ------------ ------------ ------------
                                         Maximum contingent deferred sales         none(1)     4.00%(2)     1.00%(3)         none
                                           charge (load) as a percentage of
                                           original purchase price or
                                           redemption price, whichever is
                                           lower
                                         -------------------------------------- ----------- ------------ ------------ ------------
                                         Maximum sales charge (load)                  none         none         none         none
                                           imposed on Reinvested dividends
                                         -------------------------------------- ----------- ------------ ------------ ------------
                                         Redemption fees                              none         none         none         none
                                         -------------------------------------- ----------- ------------ ------------ ------------
                                         Exchange fees(4)                             none         none         none         none
---------------------------------------- -------------------------------------- ----------- ------------ ------------ ------------

---------------------------------------- -------------------------------------- ----------- ------------ ------------ ------------
ANNUAL FUND OPERATING EXPENSES are       CLASS                                            A            B            C            R
deducted from the Fund's assets.         -------------------------------------- ----------- ------------ ------------ ------------
                                         Management fees                             0.74%        0.74%        0.74%        0.74%
                                         -------------------------------------- ----------- ------------ ------------ ------------
                                         Distribution and service (12b-1) fees       0.30%        1.00%        1.00%        0.60%
                                         -------------------------------------- ----------- ------------ ------------ ------------
                                         Other expenses(5)                               %            %            %            %
                                         -------------------------------------- ----------- ------------ ------------ ------------
                                         Total operating expenses(6)                     %            %            %            %
                                         -------------------------------------- ----------- ------------ ------------ ------------
                                         Fee waivers and payments                  (____%)      (____%)      (____%)      (____%)
                                         -------------------------------------- ----------- ------------ ------------ ------------
                                         Net expenses                                    %            %            %            %
---------------------------------------- -------------------------------------- ----------- ------------ ------------ ------------

-----------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you         CLASS(8)           A           B             B            C               C          R
compare the cost of investing in the                                           (IF REDEEMED)                (IF REDEEMED)
Fund to the cost of investing in other   ------------ ----------- ----------- -------------- ----------- ---------------- ---------
mutual funds with similar investment     1 year            $____       $____          $____       $____            $____     $____
objectives. We show the cumulative       ------------ ----------- ----------- -------------- ----------- ---------------- ---------
amount of Fund expenses on a             3 years           $____       $____          $____       $____            $____     $____
hypothetical investment of $10,000 with  ------------ ----------- ----------- -------------- ----------- ---------------- ---------
an annual 5% return over the time        5 years           $____       $____          $____       $____            $____     $____
shown.(7) This is an example only, and   ------------ ----------- ----------- -------------- ----------- ---------------- ---------
does not represent future expenses,      10 years          $____       $____          $____       $____            $____     $____
which may be greater or less than those
shown here.
---------------------------------------- ------------ ----------- ----------- -------------- ----------- ---------------- ---------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(5) Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.

(6) The investment manager has contracted to waive fees and pay expenses through August 31, 2006 in order to prevent total operating expenses (excluding any 12b-1 expenses, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.25% of average daily net assets.

(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

(8) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A Shares.

HOW WE MANAGE THE FUND

OUR INVESTMENT STRATEGIES
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Specifically, we look for structural changes in the economy, industry or product cycle changes, or changes in management, targeting those companies that can best capitalize on such changes. The following is a description of how the portfolio managers pursue the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience accelerated earnings and sustainable free cash flow growth. Using a bottom up approach, we look for companies that:

     o have large-end market potential or dominance of a profitable niche market, dominant business models and strong free cash flow generation;

     o   demonstrate operational and scale efficiencies;

     o   have demonstrated expertise for capital allocation; and

     o   have clear shareholder oriented governance and compensation policies.

All of these factors give us insight into the outlook for a company, helping us to identify companies poised for accelerated earnings and sustainable free cash flow growth. We believe that accelerated earnings and sustainable free cash flow growth, if they occur, may result in price appreciation for the company's stock.

We maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the Fund's objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN
Stocks offer investors the potential for capital appreciation and may pay dividends as well.

----------------------------------------------------------- ---------------------------------------------------------------
                        SECURITIES                                                 HOW WE USE THEM
----------------------------------------------------------- ---------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of          We invest at least 65% of the Fund's total assets in equity
ownership in a corporation. Stockholders participate in     securities (including common stocks, preferred stocks, the
corporation's profits and losses, proportionate to          convertible securities and warrants or rights). Generally,
the number of shares they own.                              however, we invest 90% to 100% of net assets in common
                                                            stock. We may invest in companies of any size.
----------------------------------------------------------- ---------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer of      Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities    investment for the Fund's cash position. In order to enter
in which the seller agrees to buy the securities back       into these repurchase agreements, the Fund must have
within a specified time at the same price the buyer paid    collateral of 102% of the repurchase price. The Fund will
for them, plus an amount equal to an agreed upon interest   only enter into repurchase agreements in which the collateral
rate. Repurchase agreements are often viewed as is          comprised of U.S. government securities.
equivalent to cash.

----------------------------------------------------------- ---------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose    We may invest in privately placed securities including those
resale is restricted under securities law.                  that are eligible for resale only among certain institutional buyers without registration, which are commonly known as Rule
                                                            144A Securities. Restricted securities that are determined to be illiquid may not exceed the Fund's 15% limit on illiquid securities, which is described below.

----------------------------------------------------------- ---------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a ready    We may invest up to 15% of the Fund's net assets in illiquid
market and cannot be easily sold, within seven days, at     securities.
approximately the price that a fund has valued them.
----------------------------------------------------------- ---------------------------------------------------------------

The Fund may also invest in other securities including futures, options, debt securities of government or corporate issuers and investment company securities. The Fund may invest up to 10% of net assets in foreign securities including American Depositary Receipts and Global Depositary Receipts; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS
The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

LENDING SECURITIES
The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

BORROWING FROM BANKS
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions, though the Fund normally does not do so. The Fund will not purchase new securities if borrowing exceeds 5% of net assets.

TEMPORARY DEFENSIVE POSITIONS
For temporary defensive purposes, the Fund may hold all of its assets in high quality fixed-income securities, cash or cash equivalents. To the extent that the Fund holds these securities, it may be unable to achieve its investment objective.

PORTFOLIO TURNOVER
It is possible that the Fund's annual portfolio turnover could be greater than 100%. A turnover rate of 100% would occur if a fund sold and replaced securities valued at 100% of its net assets with one year, if for example, the Fund bought and sold all of the securities in it portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors and may affect the Fund's performance.

THE RISKS OF INVESTING IN THE FUND
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------- -------------------------------------------------------------
                           RISKS                                              HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------- -------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the         We maintain a long-term investment approach and focus on
securities in a certain market -- like the stock or bond      stocks we believe can appreciate over an extended time
market -- will decline in value because of factors such as    frame regardless of interim market fluctuations. We do not
economic conditions, future expectations or investor          try to predict overall stock market movements and though we
confidence.                                                   may hold securities for any amount of time, we generally do not trade for short-term purposes.
------------------------------------------------------------- -------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of      We limit the amount of the Fund's assets invested in any
securities in a particular industry or the value of an        one industry and in any individual security. We also follow
individual stock or bond will decline because of changing     a rigorous selection process before choosing securities and
expectations for the performance of that industry or for      continuously monitor them while they remain in the
the individual company issuing the stock.                     portfolio.

------------------------------------------------------------- -------------------------------------------------------------
COMPANY SIZE RISK is the risk that prices of small and        The Fund seeks opportunities among companies of all sizes.
medium-size companies may be more volatile than larger        Because its portfolio does not concentrate specifically on
companies because of limited financial resources or           small or medium-size companies, this risk may be balanced
dependence on narrow product lines.                           by our holdings of large companies.
------------------------------------------------------------- -------------------------------------------------------------
INTEREST RATE RISK is the risk that securities will           We analyze each company's financial situation and its cash
decrease in value if interest rates rise. The risk is         flow to determine the company's ability to finance future
generally associated with bonds; however, because small and   expansion and operations. The potential effect that rising
medium-size companies often borrow money to finance their     interest rates might have on a stock is taken into
operations, they may be adversely affected by rising          consideration before the stock is purchased.
interest rates.
------------------------------------------------------------- -------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be   We limit exposure to illiquid securities.
readily sold, within seven days, at approximately the price
that a fund values them.
------------------------------------------------------------- -------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

WHO MANAGES THE FUND

INVESTMENT MANAGER
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid a fee equal to ____% of average daily net assets for the last fiscal year, net of fees waivers.

PORTFOLIO MANAGERS
Jeffrey S. Van Harte, Christopher J. Bonavico, Kenneth F. Broad, Patrick G. Fortier and Daniel J. Prislin have primary responsibility for making day-to-day investment decisions for the Fund. Messrs. Van Harte, Bonavico, Broad, Fortier and Prislin joined Delaware Management Company in April 2005 and assumed responsibility for the Fund in May 2005. Each team member presents his investment recommendations to the other team members and investment decisions are made as a group.

JEFFREY S. VAN HARTE, Chief Investment Officer - Focus Growth, was most recently a principal and executive vice president at Transamerica Investment Management, LLC. Mr. Van Harte was the lead manager of the Transamerica Large Cap Growth strategy and managed portfolios in that discipline for over 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte, who also managed institutional separate accounts and sub-advised funds, received his bachelor's degree in finance from California State University at Fullerton and is a CFA charterholder.

CHRISTOPHER J. BONAVICO, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC. Mr. Bonavico also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in economics from the University of Delaware and is a CFA charterholder.

KENNETH F. BROAD, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 2000, Mr. Broad was a portfolio manager with The Franklin Templeton Group and was a consultant in the Business Valuation and Merger & Acquisition Group at KPMG Peat Marwick. Mr. Broad received his M.B.A. from the University of California at Los Angeles and bachelor's degree in economics from Colgate University, and is a CFA charterholder.

PATRICK G. FORTIER, Vice President/Portfolio Manager, joined Delaware Investments as a portfolio manager on the Focus Growth team. He spent five years as a portfolio manager at Transamerica Investment Management, LLC. Before joining Transamerica in 2000, he worked for OLDE Equity Research, Detroit, as a sell-side equity analyst, focusing on commodity research, particularly in the oil/energy area. Mr. Fortier received his bachelor's degree in finance from the University of Kentucky and is a CFA charterholder and a member of the Security Analysts of San Francisco.

DANIEL J. PRISLIN, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was an assistant portfolio manager with The Franklin Templeton Group. Mr. Prislin received his M.B.A. and bachelor's degree in business administration from the University of California, Berkeley and is a CFA charterholder.

The SAI for the Fund provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of other securities in the Fund.

WHO'S WHO?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING AND SERVICING THE DELAWARE INVESTMENTS FUNDS]


                                                         BOARD OF TRUSTEES
INVESTMENT MANAGER                                                                             CUSTODIAN
Delaware Management Company                                                                    Mellon Bank, N.A.
2005 Market Street                                                                             One Mellon Center
Philadelphia, PA 19103-7094                                     THE FUND                       Pittsburgh, PA 15258

                                   DISTRIBUTOR                               SERVICE AGENT
                                   Delaware Distributors, L.P.               Delaware Service Company, Inc.
                                   2005 Market Street                        2005 Market Street
                                   Philadelphia, PA 19103-7094               Philadelphia, PA 19103-7094

                                   FINANCIAL INTERMEDIARY WHOLESALER
                                   Lincoln Financial Distributors, Inc.
                                   2001 Market Street
                                   Philadelphia, PA  19103-7055
PORTFOLIO MANAGERS
(see page 10 for details)
                                                         FINANCIAL ADVISORS
                                                            SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware Select Growth Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

CHOOSING A SHARE CLASS

CLASS A

o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o   If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

CLASS A SALES CHARGES
The following sales charge as a percentage of the amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage will vary on the amount invested, rounding and the then-current NAV. Similarly, the actual sales charge as a percentage of offering price may be different due to the amount invested, rounding and the then-current offering price may be greater or lesser than the percentage shown.

--------------------------------------- ----------------------------------------- -----------------------------------
                                                      SALES CHARGE                           SALES CHARGE
          AMOUNT OF PURCHASE                            AS % OF                                AS % OF
                                                     OFFERING PRICE                        AMOUNT INVESTED
--------------------------------------- ----------------------------------------- -----------------------------------
           Less than $50,000                             5.75%                                  6.10%
--------------------------------------- ----------------------------------------- -----------------------------------
             $50,000 but                                 4.75%                                  4.99%
            under $100,000
--------------------------------------- ----------------------------------------- -----------------------------------
             $100,000 but                                3.75%                                  3.90%
            under $250,000
--------------------------------------- ----------------------------------------- -----------------------------------
             $250,000 but                                2.50%                                  2.56%
            under $500,000
--------------------------------------- ----------------------------------------- -----------------------------------
             $500,000 but                                2.00%                                  2.04%
           under $1 million
---------------------------------------------------------------------------------------------------------------------

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. See Dealer compensation on page 15 for a description of the amount of Dealer compensation that is paid.

---------------------------------------------------------------------------------------------------------------------
                                                      SALES CHARGE                           SALES CHARGE
          AMOUNT OF PURCHASE                            AS % OF                                AS % OF
                                                     OFFERING PRICE                        AMOUNT INVESTED
--------------------------------------- ----------------------------------------- -----------------------------------
              $1 million
           up to $5 million                               none                                   none
--------------------------------------- ----------------------------------------- -----------------------------------
           Next $20 million
          up to $25 million                               none                                   none
--------------------------------------- ----------------------------------------- -----------------------------------
       Amount over $25 million                            none                                   none
--------------------------------------- ----------------------------------------- -----------------------------------

CLASS B
o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1.00% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A and Class R shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS C
o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1.00% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A and Class R shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS R
o Class R shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a contingent deferred sales charge.

o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Unlike Class B shares, Class R shares do not automatically convert into another class.

o Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware's retirement recordkeeping system that are offering Class R shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's, SEP/IRA's, SAR/SEP IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such program requires the purchase of a specific class of shares.

Any account holding Class A shares as of June 2, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

DEALER COMPENSATION
Your financial advisor who sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

------------------------------------- --------------- ----------------- ---------------- ---------------
                                        CLASS A(1)       CLASS B(2)       CLASS C(3)       CLASS R(4)
------------------------------------- --------------- ----------------- ---------------- ---------------
COMMISSION (%)                              -              4.00%             1.00%             -
------------------------------------- --------------- ----------------- ---------------- ---------------
Investment up to $49,999                  5.00%              -                 -               -
------------------------------------- --------------- ----------------- ---------------- ---------------
$50,000 to $99,999                        4.00%              -                 -               -
------------------------------------- --------------- ----------------- ---------------- ---------------
$100,000 to $249,999                      3.00%              -                 -               -
------------------------------------- --------------- ----------------- ---------------- ---------------
$250,000 to $499,999                      2.00%              -                 -               -
------------------------------------- --------------- ----------------- ---------------- ---------------
$500,000 to $999,999                      1.60%              -                 -               -
------------------------------------- --------------- ----------------- ---------------- ---------------
$1,000,000 to $4,999,999                  1.00%              -                 -               -
------------------------------------- --------------- ----------------- ---------------- ---------------
$5,000,000 to $24,999,999                 0.50%              -                 -               -
------------------------------------- --------------- ----------------- ---------------- ---------------
$25,000,000 or more                       0.30%              -                 -               -
------------------------------------- --------------- ----------------- ---------------- ---------------
12B-1 FEE TO DEALER                       0.30%            0.25%             0.25%           0.60%
------------------------------------- --------------- ----------------- ---------------- ---------------

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% 12b-1 fee applicable to Class A shares.

(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.25% 12b-1 fee applicable to Class A.
(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.
(4) On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. Your securities dealer may be eligible to receive a 12b-1 of up to 0.60% from the date of purchase.

HOW TO REDUCE YOUR SALES CHARGE
We offer a number of ways to reduce or eliminate the sales charge on shares. You may also need to provide information to your financial advisor or the Fund in order to qualify for a reduction in sales charges, such as your other Delaware Investments fund holdings and the names of qualifying family members and their holdings. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. Class R shares do not have an up front sales charge.

--------------------------- -------------------------------------- ----------------------------------------------------------------
         PROGRAM            HOW IT WORKS                                                     SHARE CLASS
                                                                          A                     B                      C
--------------------------- -------------------------------------- -------------------- -------------------------------------------
Letter of Intent            Through a Letter of Intent you                X             Although the Letter of Intent and Rights
                            agree to invest a certain amount                            of Accumulation do not apply to the
                            in Delaware Investments Funds                               purchase of Class B and C shares, you can
                            (except money market funds with no                          combine your purchase of Class A shares
                            sales charge) over a 13-month                               with your purchase of B and C shares to
                            period to qualify for reduced                               fulfill your Letter of Intent or qualify
                            front-end sales charges.                                    for Rights of Accumulation.
--------------------------- -------------------------------------- -------------------- -------------------------------------------
Rights of Accumulation      You can combine your holdings or              X
                            purchases of all funds in the
                            Delaware Investments family
                            (except money market funds with no
                            sales charge) as well as the
                            holdings and purchases of your
                            spouse and children under 21 to
                            qualify for reduced front-end
                            sales charges.
--------------------------- -------------------------------------- -------------------- ------------------------ ------------------
Reinvestment of             Up to 12 months after you redeem       For Class A, you     For Class B, your        Not available.
Redeemed Shares             shares, you can reinvest the           will not have to     account will be
                            proceeds without paying a sales        pay an               credited with the
                            charge as noted to the right.          additional           contingent deferred
                                                                   front-end sales      sales charge you
                                                                   charge on the        previously paid on
                                                                   amount you are       the amount you are
                                                                   reinvesting.         reinvesting. Your
                                                                                        schedule for
                                                                                        contingent deferred
                                                                                        sales charges and
                                                                                        conversion to Class
                                                                                        A will not start
                                                                                        over again; it will
                                                                                        pick up from the
                                                                                        point at which you
                                                                                        redeemed your shares.
--------------------------- -------------------------------------- -------------------- -------------------------------------------
SIMPLE IRA, SEP/ IRA,       These investment plans may qualify            X             There is no reduction in sales charges
SAR/SEP, Prototype          for reduced sales charges by                                for Class B or Class C shares for group
Profit Sharing,             combining the purchases of all                              purchases by retirement plans.
Pension, 401(k), SIMPLE     members of the group. Members of
401(k), 403(b)(7), and      these groups may also qualify to
457 Retirement Plans        purchase shares without a
                            front-end sales charge and may
                            qualify for a waiver of any
                            contingent deferred sales charges.
--------------------------- -------------------------------------- -------------------- -------------------------------------------

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You may exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can generally open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account
(IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for a Coverdell Education Savings Account (formerly an "Education IRA") is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transactions seem to follow a "market timing" pattern. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION
When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board of Trustees' oversight, the Fund's Board of Trustees has delegated responsibility for valuing a Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board of Trustees, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.

RETIREMENT PLANS
In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell Education Savings Account, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You may redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE
You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You may redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

ACCOUNT MINIMUMS
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

SPECIAL SERVICES
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

--------------------------------------------------------------------------------

AUTOMATIC INVESTING PLAN
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

DIRECT DEPOSIT
With Direct Deposit you may make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

ONLINE ACCOUNT ACCESS
Account access is a password protected area of the Delaware Investments Web site that gives you access to your account information and allows you to perform transactions in a secure environment.

ELECTRONIC DELIVERY
With Delaware eDelivery you may receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

WEALTH BUILDER OPTION
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more of the funds in the Delaware Investments family. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

DIVIDEND REINVESTMENT PLAN
Through our Dividend Reinvestment Plan, you may have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

EXCHANGES
You may exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. We may refuse the purchase side of any exchange request, if, in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for similar shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MONEYLINE(SM) ON DEMAND SERVICE
Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however your bank may assess one.

MONEYLINE DIRECT DEPOSIT SERVICE
Through our MoneyLine Direct Deposit Service you may have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

SYSTEMATIC WITHDRAWAL PLAN
Through our Systematic Withdrawal Plan you may arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.

FREQUENT TRADING OF FUND SHARES
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice.

Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

The Fund's market timing policy reserves the right but does not require the Fund to take action in response to frequent trading activity. The Fund therefore could elect to take no action, and as a result, frequent trading and market timing activity could continue.

RISKS OF MARKET TIMING
By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Fund performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Fund that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES
The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in Fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING
Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Delaware Select Growth Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Capital gains, if any, will be distributed annually. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS AND INVESTMENT VEHICLES THAT OPERATE SIMILARLY TO FUNDS OF FUNDS
The Fund accepts investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

--------------------------------------------------------------------- --------------------------------------------------------------
DELAWARE SELECT GROWTH FUND                                                                                                  CLASS A
                                                                                                                     YEAR ENDED 4/30
                                                                      --------------------------------------------------------------
                                                                             2005         2004         2003        2002         2001
--------------------------------------------------------------------- ------------ ------------ ------------ ----------- -----------

--------------------------------------------------------------------- ------------ ------------ ------------ ----------- -----------
NET ASSET VALUE, BEGINNING OF PERIOD
--------------------------------------------------------------------- ------------ ------------ ------------ ----------- -----------

--------------------------------------------------------------------- ------------ ------------ ------------ ----------- -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------- ------------ ------------ ------------ ----------- -----------
Net investment loss(2)
--------------------------------------------------------------------- ------------ ------------ ------------ ----------- -----------
Net realized and unrealized gain (loss) on investments
--------------------------------------------------------------------- ------------ ------------ ------------ ----------- -----------
Total from investment operations
--------------------------------------------------------------------- ------------ ------------ ------------ ----------- -----------

--------------------------------------------------------------------- ------------ ------------ ------------ ----------- -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
--------------------------------------------------------------------- ------------ ------------ ------------ ----------- -----------
Net realized gain on investments
--------------------------------------------------------------------- ------------ ------------ ------------ ----------- -----------
In excess of net realized gain on investments
--------------------------------------------------------------------- ------------ ------------ ------------ ----------- -----------
Total dividends and distributions
--------------------------------------------------------------------- ------------ ------------ ------------ ----------- -----------

--------------------------------------------------------------------- ------------ ------------ ------------ ----------- -----------
NET ASSET VALUE, END OF PERIOD
--------------------------------------------------------------------- ------------ ------------ ------------ ----------- -----------

--------------------------------------------------------------------- ------------ ------------ ------------ ----------- -----------
TOTAL RETURN(3)
--------------------------------------------------------------------- ------------ ------------ ------------ ----------- -----------

--------------------------------------------------------------------- ------------ ------------ ------------ ----------- -----------
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------- ------------ ------------ ------------ ----------- -----------
Net assets, end of period (000 omitted)
--------------------------------------------------------------------- ------------ ------------ ------------ ----------- -----------
Ratio of expenses to average net assets
--------------------------------------------------------------------- ------------ ------------ ------------ ----------- -----------
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly
--------------------------------------------------------------------- ------------ ------------ ------------ ----------- -----------
Ratio of net investment loss to average net assets
--------------------------------------------------------------------- ------------ ------------ ------------ ----------- -----------
Ratio of net investment loss to average net assets prior to expense limitation and expenses paid indirectly
--------------------------------------------------------------------- ------------ ------------ ------------ ---------- ------------
Portfolio turnover
--------------------------------------------------------------------- ------------ ------------ ------------ ---------- ------------

(1) Date of commencement of operations. Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

-------------------------------------------- ------------------------------------------ --------------------------------------------
DELAWARE SELECT GROWTH FUND                                                     CLASS B                                      CLASS C
                                                                        YEAR ENDED 4/30                              YEAR ENDED 4/30
-------------------------------------------- ------------------------------------------ --------------------------------------------
                                                 2005     2004    2003     2002     2001     2005     2004     2003     2002    2001
-------------------------------------------- -------- -------- ------- -------- -------- -------- -------- -------- -------- -------

-------------------------------------------- -------- -------- ------- -------- -------- -------- -------- -------- -------- -------
NET ASSET VALUE, BEGINNING OF PERIOD
-------------------------------------------- -------- -------- ------- -------- -------- -------- -------- -------- -------- -------

-------------------------------------------- -------- -------- ------- -------- -------- -------- -------- -------- -------- -------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
-------------------------------------------- -------- -------- ------- -------- -------- -------- -------- -------- -------- -------
Net investment loss(2)
-------------------------------------------- -------- -------- ------- -------- -------- -------- -------- -------- -------- -------
Net realized and unrealized gain (loss)
 on Investments
-------------------------------------------- -------- -------- ------- -------- -------- -------- -------- -------- -------- -------
Total from investment operations
-------------------------------------------- -------- -------- ------- -------- -------- -------- -------- -------- -------- -------

-------------------------------------------- -------- -------- ------- -------- -------- -------- -------- -------- -------- -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
-------------------------------------------- -------- -------- ------- -------- -------- -------- -------- -------- -------- -------
From net realized gain on investments
-------------------------------------------- -------- -------- ------- -------- -------- -------- -------- -------- -------- -------
In excess of net realized gain on
 investments
-------------------------------------------- -------- -------- ------- -------- -------- -------- -------- -------- -------- -------
Total dividends and distributions
-------------------------------------------- -------- -------- ------- -------- -------- -------- -------- -------- -------- -------

-------------------------------------------- -------- -------- ------- -------- -------- -------- -------- -------- -------- -------
NET ASSET VALUE, END OF PERIOD
-------------------------------------------- -------- -------- ------- -------- -------- -------- -------- -------- -------- -------

-------------------------------------------- -------- -------- ------- -------- -------- -------- -------- -------- -------- -------
TOTAL RETURN(3)
-------------------------------------------- -------- -------- ------- -------- -------- -------- -------- -------- -------- -------

-------------------------------------------- -------- -------- ------- -------- -------- -------- -------- -------- -------- -------
RATIOS AND SUPPLEMENTAL DATA:
-------------------------------------------- -------- -------- ------- -------- -------- -------- -------- -------- -------- -------
Net assets, end of period (000 omitted)
-------------------------------------------- -------- -------- ------- -------- -------- -------- -------- -------- -------- -------
Ratio of expenses to average net assets
-------------------------------------------- -------- -------- ------- -------- -------- -------- -------- -------- -------- -------
Ratio of expenses to average net assets
 prior to expense limitation and expenses
 paid indirectly
-------------------------------------------- -------- -------- ------- -------- -------- -------- -------- -------- -------- -------
Ratio of net investment loss to average
 net assets
-------------------------------------------- -------- -------- ------- -------- -------- -------- -------- -------- -------- -------
Ratio of net investment loss to average net
 assets prior to expense limitation
 and expenses paid indirectly
-------------------------------------------- -------- -------- ------- -------- -------- -------- -------- -------- -------- -------
Portfolio turnover
-------------------------------------------- -------- -------- ------- -------- -------- -------- -------- -------- -------- -------

------------------------------------------------------------------------------------------------------------ ---------------------
DELAWARE SELECT GROWTH FUND                                                                                               CLASS R
                                                                                                                  YEAR ENDED 4/30
                                                                                                             --------------------
                                                                                                                           Period
                                                                                                                         6/2/03(1)
                                                                                                                           Through
                                                                                                                2005       4/30/04
------------------------------------------------------------------------------------------------------------ -------- ------------

------------------------------------------------------------------------------------------------------------ -------- ------------
NET ASSET VALUE, BEGINNING OF PERIOD
------------------------------------------------------------------------------------------------------------ -------- ------------

------------------------------------------------------------------------------------------------------------ -------- ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------ -------- ------------
Net investment loss(2)
------------------------------------------------------------------------------------------------------------ -------- ------------
Net realized and unrealized gain (loss) on investments
------------------------------------------------------------------------------------------------------------ -------- ------------
Total from investment operations
------------------------------------------------------------------------------------------------------------ -------- ------------

------------------------------------------------------------------------------------------------------------ -------- ------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
------------------------------------------------------------------------------------------------------------ -------- ------------
Net realized gain on investments
------------------------------------------------------------------------------------------------------------ -------- ------------
In excess of net realized gain on investments
------------------------------------------------------------------------------------------------------------ -------- ------------
Total dividends and distributions
------------------------------------------------------------------------------------------------------------ -------- ------------

------------------------------------------------------------------------------------------------------------ -------- ------------
NET ASSET VALUE, END OF PERIOD
------------------------------------------------------------------------------------------------------------ -------- ------------

------------------------------------------------------------------------------------------------------------ -------- ------------
TOTAL RETURN(3)
------------------------------------------------------------------------------------------------------------ -------- ------------

------------------------------------------------------------------------------------------------------------ -------- ------------
RATIOS AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------ -------- ------------
Net assets, end of period (000 omitted)
------------------------------------------------------------------------------------------------------------ -------- ------------
Ratio of expenses to average net assets
------------------------------------------------------------------------------------------------------------ -------- ------------
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly
------------------------------------------------------------------------------------------------------------ -------- ------------
Ratio of net investment loss to average net assets
------------------------------------------------------------------------------------------------------------ -------- ------------
Ratio of net investment loss to average net assets prior to expense limitation and expenses paid indirectly
------------------------------------------------------------------------------------------------------------ -------- ------------
Portfolio turnover
------------------------------------------------------------------------------------------------------------ -------- ------------

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME (LOSS)
Net investment income (loss) includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less distributions - From net realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income by average net assets.

PORTFOLIO TURNOVER
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors and may affect the Fund's performance.

GLOSSARY

HOW TO USE THIS GLOSSARY

The glossary contains definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

--------------------------------------------------------------------------------

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

CORPORATE BOND
A debt security issued by a corporation.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

NASD REGULATION, INC. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

NET ASSETS
Net assets means the total value of all assets in a Fund's portfolio, minus any liabilities, plus the amount of a Fund's borrowings, if any, for investment purposes.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

RUSSELL 3000 GROWTH INDEX
The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

SALES CHARGE
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The document serving as "Part B" of a fund's registration statement that provides more detailed information about the fund's organization, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE SELECT GROWTH FUND

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including the Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 202 942-8090.

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER

800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern
Time:

o   For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE

800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-4547

DELAWARE SELECT GROWTH FUND SYMBOLS

                                        CUSIP                       NASDAQ
                                        -----                       ------
Class A                               928931104                      DVEAX
Class B                               928931849                      DVEBX
Class C                               928931203                      DVECX
Class R                               928931740                      DFSRX


P-316 [--] IVES 9/05

                      DELAWARE INVESTMENTS(R)
                      -----------------------------------
                      A member of Lincoln Financial Group



                           DELAWARE SELECT GROWTH FUND



                               Institutional Class


                                   PROSPECTUS
                                 August __, 2005


                                  GROWTH EQUITY


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
FUND PROFILE                                              PAGE     3
Delaware Select Growth Fund                                        3

HOW WE MANAGE THE FUND                                    PAGE     6
Our investment strategies                                          6
The securities we typically invest in                              7
The risks of investing in the Fund                                 8
Disclosure of portfolio holdings information                       8

WHO MANAGES THE FUND                                      PAGE     9
Investment manager                                                 9
Portfolio managers                                                 9
Who's who?                                                        10

ABOUT YOUR ACCOUNT                                        PAGE    12
Investing in the Fund                                             12
How to buy shares                                                 12
Fair valuation                                                    12
How to redeem shares                                              13
Account minimum                                                   14
Exchanges                                                         15
Frequent trading of Fund shares                                   15
Dividends, distributions and taxes                                17
Certain management considerations                                 18

FINANCIAL HIGHLIGHTS                                      PAGE    19

GLOSSARY                                                  PAGE    21

PROFILE: DELAWARE SELECT GROWTH FUND

WHAT IS THE FUND'S GOAL?
Delaware Select Growth Fund seeks long-term capital appreciation which the Fund attempts to achieve by investing primarily in equity securities of companies we believe have the potential for high earnings growth. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? We invest primarily in common stocks of companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. We consider companies of any size or market capitalization. Using a bottom up approach, we seek to select securities we believe have large-end market potential or dominance of a profitable niche market, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. We also consider a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices. This Fund may be subject to greater investment risk than other funds because the companies the Fund invests in are subject to greater changes in earnings and business prospects than companies with more established earnings patterns.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE FUND
o   Investors with long-term financial goals.
o   Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to capital appreciation opportunities across a broad range of industry sectors and company sizes.

WHO SHOULD NOT INVEST IN THE FUND
o   Investors with short-term financial goals.
o   Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS THE DELAWARE SELECT GROWTH FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past ten calendar years, as well as the average annual returns of these shares for the one-year, five-year and ten-year periods. Delaware Select Growth Fund's Institutional Class commenced operations on August 28, 1997. Return information for the Class for the periods prior to the time the Class commenced operations is calculated by taking the performance of Delaware Select Growth Fund A Class and eliminating all sales charges that apply to Class A shares. However, for those periods, Class A 12b-1 payments were not eliminated, and performance would have been affected if this adjustment had been made. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect contractual expense caps in effect during the periods. The returns would be lower without the expense caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR-BY-YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN (Institutional Class)

------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ------------ ------------
        1995        1996        1997        1998        1999        2000        2001        2002         2003         2004
------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ------------ ------------
           %           %           %           %           %           %           %           %            %            %
------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ------------ ------------

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was ____% for the quarter ended ______________ and its lowest quarterly return was ____% for the quarter ended ____________.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04

------------------------------------------------------------------------- ----------- ----------- ------------
                                                                              1 YEAR     5 YEARS     LIFETIME
------------------------------------------------------------------------- ----------- ----------- ------------
Return before taxes                                                                %           %            %
------------------------------------------------------------------------- ----------- ----------- ------------
Return after taxes on distributions                                                %           %            %
------------------------------------------------------------------------- ----------- ----------- ------------
Return after taxes on distributions and sale of Fund shares                        %           %            %
------------------------------------------------------------------------- ----------- ----------- ------------
Russell 3000(R) Growth Index*
   (reflects no deduction for fees, expenses, or taxes)                            %           %            %
------------------------------------------------------------------------- ----------- ----------- ------------

The Fund's returns are compared to the performance of the Russell 3000 Growth Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax rate used is based on the current tax characterization of the elements of the fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* The Russell 3000 Growth Index reports returns on a monthly basis as of the last day of the month.

WHAT ARE THE FUND'S FEES AND EXPENSES?

----------------------------------------------------- ---------------------------------------------------------- -----------
YOU DO NOT PAY SALES CHARGES directly from your       Maximum sales charge (load) imposed on                           none
investments when you buy or sell shares of the                purchases as a percentage of offering price
Institutional Class.                                  ---------------------------------------------------------- -----------
                                                      Maximum contingent deferred sales  charge (load)                  none
                                                              as a percentage of original purchase
                                                              price or redemption price, whichever is lower
                                                      ---------------------------------------------------------- -----------
                                                      Maximum sales charge (load) imposed on                           none
                                                              reinvested dividends
                                                      ---------------------------------------------------------- -----------
                                                      Redemption fees                                                  none
                                                      ---------------------------------------------------------- -----------
                                                      Exchange fees(1)                                                 none
----------------------------------------------------- ---------------------------------------------------------- -----------

----------------------------------------------------- ---------------------------------------------------------- -----------
ANNUAL FUND OPERATING EXPENSES are deducted from      Management fees                                                 0.74%
the Fund's assets.                                    ---------------------------------------------------------- -----------
                                                      Distribution and service (12b-1) fees                            none
                                                      ---------------------------------------------------------- -----------
                                                      Other expenses(2)                                               ____%
                                                      ---------------------------------------------------------- -----------
                                                      Fee waivers and payments                                      (____%)
                                                      ---------------------------------------------------------- -----------
                                                      Net expenses                                                    ____%
                                                      ---------------------------------------------------------- -----------
                                                      Total operating expenses(3)                                     ____%
----------------------------------------------------- ---------------------------------------------------------- -----------

----------------------------------------------------- ---------------------------------------------------------- -----------
THIS EXAMPLE is intended to help you compare the      1 year                                                          $____
cost of investing in the Fund to the cost of          ---------------------------------------------------------- -----------
investing in other mutual funds with similar          3 years                                                         $____
investment objectives.  We show the cumulative        ---------------------------------------------------------- -----------
amount of Fund expenses on a hypothetical             5 years                                                         $____
investment of $10,000 with an annual 5% return over   ---------------------------------------------------------- -----------
the time shown.(4)  This is an example only, and      10 years                                                        $____
does not represent future expenses, which may be
greater or less than those shown here.
----------------------------------------------------- ---------------------------------------------------------- -----------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.

(3) The investment manager has contracted to waive fees and pay expenses through August 31, 2006 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.25% of average daily net assets.

(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE FUND

OUR INVESTMENT STRATEGIES

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Specifically, we look for structural changes in the economy, industry or product cycle changes, or changes in management, targeting those companies that can best capitalize on such changes. The following is a description of how the portfolio managers pursue the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience accelerated earnings and sustainable free cash flow growth. Using a bottom up approach, we look for companies that:

     o have large-end market potential or dominance of a profitable niche market, dominant business models and strong free cash flow generation;

     o   demonstrate operational and scale efficiencies;

     o   have demonstrated expertise for capital allocation; and

     o   have clear shareholder oriented governance and compensation policies.

All of these factors give us insight into the outlook for a company, helping us to identify companies poised for accelerated earnings and sustainable free cash flow growth. We believe that accelerated earnings and sustainable free cash flow growth, if they occur, may result in price appreciation for the company's stock.

We maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the Fund's objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN
Stocks offer investors the potential for capital appreciation and may pay dividends as well.

------------------------------------------------------------- -------------------------------------------------------------
                     SECURITIES                                                     HOW WE USE THEM
------------------------------------------------------------- -------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of            We invest at least 65% of the Fund's total assets in
ownership in a corporation. Stockholders participate in the   equity securities (including common stocks, preferred
corporation's profits and losses, proportionate to the        stocks, convertible securities and warrants or rights).
number of shares they own.                                    Generally, however, we invest 90% to 100% of net assets
                                                              in common stock. We may invest in companies of any size.
------------------------------------------------------------- -------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer of        Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities in   investment for the Fund's cash position. In order to enter
which the seller agrees to buy the securities back within a   into these repurchase agreements, the Fund must have
specified time at the same price the buyer paid for them,     collateral of 102% of the repurchase price. The Fund will
plus an amount equal to an agreed upon interest rate.         only enter into repurchase agreements in which the
Repurchase agreements are often viewed as equivalent to       collateral is comprised of U.S. government securities.
cash.
------------------------------------------------------------- -------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose      We may invest in privately placed securities including
resale is restricted under securities law.                    those that are eligible for resale only among certain
                                                              institutional buyers without registration, which are
                                                              commonly known as Rule 144A Securities. Restricted
                                                              securities that are determined to be illiquid may not exceed the Fund's 15% limit on illiquid securities, which is
                                                              described below.
------------------------------------------------------------- -------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a ready      We may invest up to 15% of the Fund's net assets in
market and cannot be easily sold, within seven days, at       illiquid securities.
approximately the price that a fund has valued them.
------------------------------------------------------------- -------------------------------------------------------------

The Fund may also invest in other securities including futures, options, debt securities of government or corporate issuers and investment company securities. The Fund may invest up to 10% of net assets in foreign securities including American Depositary Receipts and Global Depositary Receipts; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS
The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

LENDING SECURITIES
The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

BORROWING FROM BANKS
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions, though the Fund normally does not do so. The Fund will not purchase new securities if borrowing exceeds 5% of net assets.

TEMPORARY DEFENSIVE POSITIONS
For temporary defensive purposes, the Fund may hold all of its assets in high quality fixed-income securities, cash or cash equivalents. To the extent that the Fund holds these securities, it may be unable to achieve its investment objective.

PORTFOLIO TURNOVER

It is possible that the Fund's annual portfolio turnover could be greater than 100%. A turnover rate of 100% would occur if a fund sold and replaced securities valued at 100% of its net assets with one year, if for example, the Fund bought and sold all of the securities in it portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors and may affect the Fund's performance.

THE RISKS OF INVESTING IN THE FUND
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------- -------------------------------------------------------------
                           RISKS                                              HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------- -------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the         We maintain a long-term investment approach and focus on
securities in a certain market - like the stock or bond       stocks we believe can appreciate over an extended time
market -- will decline in value because of factors such as    frame regardless of interim market fluctuations. We do not
economic conditions, future expectations or investor          try to predict overall stock market movements and though we
confidence.                                                   may hold securities for any amount of time, we generally do not trade for short-term purposes.
------------------------------------------------------------- -------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of      We limit the amount of the Fund's assets invested in any
securities in a particular industry or the value of an        one industry and in any individual security. We also follow
individual stock or bond will decline because of changing     a rigorous selection process before choosing securities and
expectations for the performance of that industry or for      continuously monitor them while they remain in the
the individual company issuing the stock.                     portfolio.

------------------------------------------------------------- -------------------------------------------------------------
COMPANY SIZE RISK is the risk that prices of small and        The Fund seeks opportunities among companies of all sizes.
medium-size companies may be more volatile than larger        Because its portfolio does not concentrate specifically on
companies because of limited financial resources or           small or medium-size companies, this risk may be balanced
dependence on narrow product lines.                           by our holdings of large companies.
------------------------------------------------------------- -------------------------------------------------------------
INTEREST RATE RISK is the risk that securities will           We analyze each company's financial situation and its cash
decrease in value if interest rates rise. The risk is         flow to determine the company's ability to finance future
generally associated with bonds; however, because small and   expansion and operations. The potential effect that rising
medium-size companies often borrow money to finance their     interest rates might have on a stock is taken into
operations, they may be adversely affected by rising          consideration before the stock is purchased.
interest rates.
------------------------------------------------------------- -------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be   We limit exposure to illiquid securities.
readily sold, within seven days, at approximately the price
that a fund values them.
------------------------------------------------------------- -------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

WHO MANAGES THE FUND

INVESTMENT MANAGER

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund's business affairs and provides daily administrative services. For these services, the manager was paid a fee equal to ____% of average daily net assets for the last fiscal year, net of fee waivers.

PORTFOLIO MANAGERS

Jeffrey S. Van Harte, Christopher J. Bonavico, Kenneth F. Broad, Patrick G. Fortier and Daniel J. Prislin have primary responsibility for making day-to-day investment decisions for the Fund. Messrs. Van Harte, Bonavico, Broad, Fortier and Prislin joined Delaware Management Company in April 2005 and assumed responsibility for the Fund in May 2005. Each team member presents his investment recommendations to the other team members and investment decisions are made as a group.

JEFFREY S. VAN HARTE, Chief Investment Officer - Focus Growth, was most recently a principal and executive vice president at Transamerica Investment Management, LLC. Mr. Van Harte was the lead manager of the Transamerica Large Cap Growth strategy and managed portfolios in that discipline for over 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte, who also managed institutional separate accounts and sub-advised funds, received his bachelor's degree in finance from California State University at Fullerton and is a CFA charterholder.

CHRISTOPHER J. BONAVICO, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC. Mr. Bonavico also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in economics from the University of Delaware and is a CFA charterholder.

KENNETH F. BROAD, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 2000, Mr. Broad was a portfolio manager with The Franklin Templeton Group and was a consultant in the Business Valuation and Merger & Acquisition Group at KPMG Peat Marwick. Mr. Broad received his M.B.A. from the University of California at Los Angeles and bachelor's degree in economics from Colgate University, and is a CFA charterholder.

PATRICK G. FORTIER, Vice President/Portfolio Manager, joined Delaware Investments as a portfolio manager on the Focus Growth team. He spent five years as a portfolio manager at Transamerica Investment Management, LLC. Before joining Transamerica in 2000, he worked for OLDE Equity Research, Detroit, as a sell-side equity analyst, focusing on commodity research, particularly in the oil/energy area. Mr. Fortier received his bachelor's degree in finance from the University of Kentucky and is a CFA charterholder and a member of the Security Analysts of San Francisco.

DANIEL J. PRISLIN, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was an assistant portfolio manager with The Franklin Templeton Group. Mr. Prislin received his M.B.A. and bachelor's degree in business administration from the University of California, Berkeley and is a CFA charterholder.

The SAI for the Fund provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of other securities in the Fund.

WHO'S WHO?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                                            BOARD OF TRUSTEES
INVESTMENT MANAGER                                                                             CUSTODIAN
Delaware Management Company                                                                    Mellon Bank, N.A.
2005 Market Street                                                                             One Mellon Center
Philadelphia, PA 19103-7094                                     THE FUND                       Pittsburgh, PA 15258

                                   DISTRIBUTOR                               SERVICE AGENT
                                   Delaware Distributors, L.P.               Delaware Service Company, Inc.
                                   2005 Market Street                        2005 Market Street
                                   Philadelphia, PA 19103-7094               Philadelphia, PA 19103-7094

                                   FINANCIAL INTERMEDIARY WHOLESALER
                                   Lincoln Financial Distributors, Inc.
                                   2001 Market Street
                                   Philadelphia, PA  19103-7055
PORTFOLIO MANAGERS
(see page 9 for details)
                                                              SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware Select Growth Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution, including mutual funds managed by the Fund's investment manager, investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of institutional class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients; or

o programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class.

o Until April 1, 2006, investors who were formerly shareholders of "I" shares (or a similar class of shares that is limited to certain institutional or high net worth investors and does not carry a sales charge or Rule 12b-1 fee) of another fund that was managed by investment professionals who are currently portfolio managers at Delaware Management Company.

HOW TO BUY SHARES

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BY MAIL
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE

You may exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transactions seem to follow a "market timing" pattern. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION
When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board of Trustees' oversight, the Fund's Board of Trustees has delegated responsibility for valuing a Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board of Trustees, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.

HOW TO REDEEM SHARES

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BY MAIL

You may redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8992. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE

You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

ACCOUNT MINIMUM
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

EXCHANGES

You may exchange all or part of your shares for shares of the same class in another Delaware Investments fund. We may refuse the purchase side of any exchange request, if, in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

The following limitation on exchanges applies only to those investors who were formerly shareholders of "I" shares (or a similar class of shares that is limited to certain institutional or high net worth investors and does not carry a sales charge or Rule 12b-1 fee) of another fund that was managed by investment professionals who are currently portfolio managers at Delaware Management Company and who purchased their shares on or before April 1, 2006. These investors may exchange all or part of their institutional shares of Delaware Select Growth Fund only for shares of the same class in another Delaware Investments Fund that are specifically available for purchase by these individuals as stated in the Fund's prospectus.

FREQUENT TRADING OF FUND SHARES
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

The Fund's market timing policy reserves the right but does not require the Fund to take action in response to frequent trading activity. The Fund therefore could elect to take no action, and as a result, frequent trading and market timing activity could continue.

RISKS OF MARKET TIMING
By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Fund performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Fund that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES
The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in Fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING
Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Delaware Select Growth Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Capital gains, if any, will be distributed annually. We automatically reinvest all dividends and any capital gains.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS AND INVESTMENT VEHICLES THAT OPERATE SIMILARLY TO FUNDS OF FUNDS
The Fund accepts investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

-------------------------------------------------------------------------------- -------------------------------------------------
DELAWARE SELECT GROWTH FUND                                                                      Institutional Class
-------------------------------------------------------------------------------- -------------------------------------------------
                                                                                                      Year ended
                                                                                                         4/30
-------------------------------------------------------------------------------- ------- ---------- --------- --------- ----------
                                                                                    2005       2004      2003      2002       2001
-------------------------------------------------------------------------------- ------- ---------- --------- --------- ----------
-------------------------------------------------------------------------------- ------- ---------- --------- --------- ----------
NET ASSET VALUE, BEGINNING OF PERIOD
-------------------------------------------------------------------------------- ------- ---------- --------- --------- ----------

-------------------------------------------------------------------------------- ------- ---------- --------- --------- ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------- ------- ---------- --------- --------- ----------
Net investment loss(1)
-------------------------------------------------------------------------------- ------- ---------- --------- --------- ----------
Net realized and unrealized gain (loss) on investments
-------------------------------------------------------------------------------- ------- ---------- --------- --------- ----------
Total from investment operations
-------------------------------------------------------------------------------- ------- ---------- --------- --------- ----------

-------------------------------------------------------------------------------- ------- ---------- --------- --------- ----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
-------------------------------------------------------------------------------- ------- ---------- --------- --------- ----------
Net realized gain on investments
-------------------------------------------------------------------------------- ------- ---------- --------- --------- ----------
In excess of net realized gain on investments
-------------------------------------------------------------------------------- ------- ---------- --------- --------- ----------
Total dividends and distributions
-------------------------------------------------------------------------------- ------- ---------- --------- --------- ----------

-------------------------------------------------------------------------------- ------- ---------- --------- --------- ----------
NET ASSET VALUE, END OF PERIOD
-------------------------------------------------------------------------------- ------- ---------- --------- --------- ----------

-------------------------------------------------------------------------------- ------- ---------- --------- --------- ----------
TOTAL RETURN(2)
-------------------------------------------------------------------------------- ------- ---------- --------- --------- ----------

-------------------------------------------------------------------------------- ------- ---------- --------- --------- ----------
RATIOS AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------- ------- ---------- --------- --------- ----------
Net assets, end of period (000 omitted)
-------------------------------------------------------------------------------- ------- ---------- --------- --------- ----------
Ratio of expenses to average net assets
-------------------------------------------------------------------------------- ------- ---------- --------- --------- ----------
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly
-------------------------------------------------------------------------------- ------- ---------- --------- --------- ----------
Ratio of net investment loss to average net assets
-------------------------------------------------------------------------------- ------- ---------- --------- --------- ----------
Ratio of net investment loss to average net assets prior to expense limitation and expenses paid indirectly
-------------------------------------------------------------------------------- ------- ---------- --------- --------- ----------
Portfolio turnover
-------------------------------------------------------------------------------- ------- ---------- --------- --------- ----------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME (LOSS)
Net investment income (loss) includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
A realized gain on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less distributions - Net realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude sales charges, and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income by average net assets.

PORTFOLIO TURNOVER
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors and may affect the Fund's performance.

GLOSSARY

HOW TO USE THIS GLOSSARY
The glossary contains definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
________________________________________________________________________________

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CORPORATE BOND
A debt security issued by a corporation.

COST BASIS
The original purchase price of an investment, used in determining capital gains and losses.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

NASD REGULATION, INC. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

NET ASSETS
Net assets means the total value of all assets in a Fund's portfolio, minus any liabilities, plus the amount of a Fund's borrowings, if any, for investment purposes.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

RUSSELL 3000 GROWTH INDEX
The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

SALES CHARGE
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The document serving as "Part B" of a fund's registration statement that provides more detailed information about the fund's organization, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE SELECT GROWTH FUND

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including the Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICES REPRESENTATIVE

800 510-4015

DELAPHONE SERVICE

800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.


Investment Company Act file number: 811-4547

DELAWARE FUND SYMBOLS

                                             CUSIP             NASDAQ
                                             -----             ------

Institutional Class                        928931757            VAGGX


P-442 [--] IVES 9/05

                                                                ---------------------------------------------------------------
Delaware Investments includes funds with a wide range of
investment objectives.  Stock funds, income funds,              VOYAGEUR MUTUAL FUNDS III
national and state-specific tax-exempt funds, money
market funds, global and international funds and                ---------------------------------------------------------------
closed-end funds give investors the ability to create a
portfolio that fits their personal financial goals.  For        DELAWARE SELECT GROWTH FUND
more information, shareholders of the Fund Classes
should contact their financial advisor or call Delaware
Investments at 800 523-1918, and shareholders of the            A CLASS
Institutional Class should contact Delaware Investments         B CLASS
at 800 510-4015.                                                C CLASS
                                                                R CLASS
                                                                INSTITUTIONAL CLASS
                                                                ---------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company
2005 Market Street
Philadelphia, PA  19103-7094

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
2005 Market Street
Philadelphia, PA  19103-7094                                    PART B

SHAREHOLDER SERVICING,                                          STATEMENT OF
DIVIDEND DISBURSING,                                            ADDITIONAL INFORMATION
ACCOUNTING SERVICES                                             ---------------------------------------------------------------
AND TRANSFER AGENT
Delaware Service Company, Inc.                                  AUGUST __, 2005
2005 Market Street
Philadelphia, PA  19103-7094

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street
Philadelphia, PA  19103-7094

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
2001 Market Street
Philadelphia, PA  19103-7055

CUSTODIAN                                                                                   Delaware
Mellon Bank N.A.                                                                            Investments(R)
One Mellon Center                                                                           ----------------
Pittsburgh, PA 15258                                                                        A member of Lincoln Financial Group

                       STATEMENT OF ADDITIONAL INFORMATION

                                 AUGUST __, 2005

                           DELAWARE SELECT GROWTH FUND

                 2005 MARKET STREET, PHILADELPHIA, PA 19103-7094

       FOR PROSPECTUS, PERFORMANCE AND INFORMATION ON EXISTING ACCOUNTS OF CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS R SHARES:
                             NATIONWIDE 800 523-1918

       FOR MORE INFORMATION ABOUT INSTITUTIONAL CLASS SHARES: 800 510-4015

         DEALER SERVICES: (BROKER/DEALERS ONLY) NATIONWIDE 800 362-7500

         Voyageur Mutual Funds III ("Mutual Funds III") is a professionally managed mutual fund of the series type which currently offers one series of shares: Delaware Select Growth Fund (the "Fund"). The Fund offers Class A Shares, Class B Shares, Class C Shares and Class R Shares (Class A Shares, Class B Shares, Class C Shares and Class R Shares together referred to as the "Fund Classes"), and Institutional Class Shares ("Institutional Class"). All references to "shares" in this Part B refer to all Classes of shares of Mutual Funds III, except where noted.

         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectus for the Fund Classes dated August __, 2005 and the current Prospectus for the Institutional Class dated August __, 2005, as they may be amended from time to time. Part B should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A Prospectus may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. The Fund's financial statements, the notes relating thereto, the financial highlights and the report of the independent registered public accounting firm are incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for Part B. The Annual Report can be obtained, without charge, by calling 800 523-1918.

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TABLE OF CONTENTS                                    PAGE                                                                     PAGE
-------------------------------------------------- ------- ----------------------------------------------------------------- ------
COVER PAGE                                              1  REDEMPTION AND EXCHANGE                                              44
-------------------------------------------------- ------- ----------------------------------------------------------------- ------
INVESTMENT RESTRICTIONS AND POLICIES                    2  DISTRIBUTIONS AND TAXES                                              51
-------------------------------------------------- ------- ----------------------------------------------------------------- ------
ACCOUNTING AND TAX ISSUES                              14  INVESTMENT MANAGEMENT AGREEMENT                                      52
-------------------------------------------------- ------- ----------------------------------------------------------------- ------
PERFORMANCE INFORMATION                                17  PORTFOLIO MANAGERS                                                   56
-------------------------------------------------- ------- ----------------------------------------------------------------- ------
TRADING PRACTICES AND BROKERAGE                        20  OFFICERS AND TRUSTEES                                                59
-------------------------------------------------- ------- ----------------------------------------------------------------- ------
PURCHASING SHARES                                      22  GENERAL INFORMATION                                                  65
-------------------------------------------------- ------- ----------------------------------------------------------------- ------
INVESTMENT PLANS                                       34  FINANCIAL STATEMENTS                                                 70
-------------------------------------------------- ------- ----------------------------------------------------------------- ------
DETERMINING OFFERING PRICE AND NET ASSET VALUE         43  APPENDIX A-RATINGS                                                   71
-------------------------------------------------- ------- ----------------------------------------------------------------- ------
                                                           APPENDIX B-STOCK INDEX FUTURES CONTRACTS AND RELATED OPTIONS         75
-------------------------------------------------- ------- ----------------------------------------------------------------- ------

INVESTMENT RESTRICTIONS AND POLICIES

INVESTMENT RESTRICTIONS
         FUNDAMENTAL RESTRICTIONS - Mutual Funds III has adopted the following restrictions for the Fund which cannot be changed without approval by the holders of a "majority" of the Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

THE FUND MAY NOT:
         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 (the "1940 Act")), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposits.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         NON-FUNDAMENTAL RESTRICTIONS - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

         1. The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. The Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

         3. The Fund will not borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 20% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the total assets of the Fund, the Fund will not make any additional investments.

         4. The Fund will not lend money to other persons, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements.

         5. The Fund will invest no more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include the government of any country other than the United States, but not the U.S. government.

         6. The Fund will not purchase or sell real estate or real estate limited partnership interests, except that the Fund may purchase and sell securities of companies that deal in real estate or interests in real estate.

         7. The Fund will not purchase or sell commodities or commodity contracts, except futures contracts and related options and other similar contracts.

         8. The Fund will not act as an underwriter of securities, except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act, as amended.

         9. The Fund will not invest in oil, gas or other mineral leases or exploration or development programs.

         10. The Fund will not purchase any investment company security, other than a security acquired pursuant to a plan of reorganization or an offer of exchange, if as a result of the purchase (a) the Fund would own more than 3% of the total outstanding voting securities of any investment company, (b) more than 5% of the value of the Fund's total assets would be invested in securities of any one investment company or (c) more than 10% or the Fund's total assets would be invested in securities issued by investment companies.

         11. The Fund will not participate on a joint or joint-and-several basis in any securities trading account.

         12. The Fund will not make investments for the purpose of exercising control or management.

         13. The Fund will not purchase any security, if as a result of the purchase, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

         14. The Fund will not purchase or retain securities of any issuer if, to the knowledge of the Fund, any of Mutual Funds III's trustees or officers or any officer or trustee/director of the investment manager or sub-advisor individually owns more than 0.5% of the outstanding securities of the company and together they own beneficially more than 5% of the securities.

         15. The Fund will not invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets of which not more than 2% of the Fund's net assets may be invested in warrants not listed on a recognized foreign or domestic stock exchange.

         16. The Fund will not purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

         17. The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

         In addition, subject to investment policies and restrictions as set forth in the Prospectuses and in this Part B, as a nonfundamental policy, the Fund may not invest more than 15% of its assets, collectively, in illiquid investments and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange.

         The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of the Fund's shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund will revoke the commitment by terminating the sale of the Fund's shares in the state involved.

         For purposes of the Fund's concentration policy, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry.

         Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

DIVERSIFICATION
         The Fund intends to operate as a diversified management investment company, as defined in the 1940 Act, which means that at least 75% of its total assets must be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

         Supplemental information is set out below concerning certain of the securities and other instruments in which the Fund may invest, the investment techniques and strategies that the Fund may utilize and certain risks involved with those investments, techniques and strategies.

GOVERNMENT SECURITIES
         Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("Government Securities") in which the Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, the Fund invests in obligations issued by an instrumentality of the U.S. government only if Delaware Management Company (the "Manager") determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Fund.

REPURCHASE AGREEMENTS
         The Fund may invest in repurchase agreements. Repurchase agreements are instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities. Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price. The Fund will take custody of the collateral under repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchase security. Such transactions afford an opportunity for the Fund to invest temporarily available cash. The Fund's risk is limited to the seller's ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation. Should such an issuer default, the investment managers believe that, barring extraordinary circumstances, the Fund will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery. The Fund considers the creditworthiness of the bank or dealer from whom it purchases repurchase agreements. The Fund will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price. The underlying securities will be limited to those described above.

         Not more than 15% of the Fund's assets may be invested in illiquid securities of which no more than 10% may be invested in repurchase agreements of over seven days' maturity. The Fund will limit its investments in repurchase agreements to those which the Manager under guidelines of the Board of Trustees determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 102% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

PORTFOLIO LOAN TRANSACTIONS
         The Fund may loan up to 25% if its assets to qualified brokers, dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the trustees of Mutual Funds III know that a material event will occur affecting a loan, they must either terminate the loan in order to vote or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

         The major risk to which the Fund would be exposed on a loan transaction is the risk that a borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

RESTRICTED AND ILLIQUID SECURITIES
         Most of the privately placed securities acquired by the Fund will be eligible for resale by the Fund without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act. While maintaining oversight, the Board of Trustees has delegated to the Manager the day-to-day function of determining whether individual Rule 144A Securities are liquid for purposes of the Fund's 15% limitation on investments in illiquid securities. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, the mechanics of transfer and whether a security is listed on an electronic network for trading the security).

         Investing in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period of time, uninterested in purchasing these securities. If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the Manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

INVESTMENT TECHNIQUES AND STRATEGIES
         The Fund may purchase put and call options and engage in the writing of covered call options and secured put options, and employ a variety of other investment techniques. Specifically, the Fund may engage in the purchase and sale of stock index future contracts, interest rate futures contracts, and options on such futures, all as described more fully below. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

         The Fund will engage in such transactions only to hedge existing positions, and it will not engage in such transactions for the purposes of speculation or leverage.

         The Fund will not engage in such options or futures transactions unless it receives any necessary regulatory approvals permitting them to engage in such transactions.

         Options on Securities. To hedge against adverse market shifts, the Fund may purchase put and call options on securities held in its portfolio. In addition, the Fund may seek to increase its income in an amount designed to meet operating expenses or may hedge a portion of its portfolio investments through writing (that is, selling) "covered" put and call options. A put option provides its purchaser with the right to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during or at the end of the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option from the writer of the option at the stated exercise price. A covered call option contemplates that, for so long as the Fund is obligated as the writer of the option, it will own (1) the underlying securities subject to the option or (2) securities convertible into, or exchangeable without the payment of any consideration for, the securities subject to the option. The value of the underlying securities on which covered call options will be written at any one time by the Fund will not exceed 25% of the Fund's total assets. The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

         The Fund may purchase options on securities that are listed on securities exchanges or that are traded over-the-counter. As the holder of a put option, the Fund has the right to sell the securities underlying the option and as the holder of a call option, the Fund has the right to purchase the securities underlying the option, in each case at the option's exercise price at any time prior to, or on, the options expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased.

         The Fund receives a premium when it writes call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. The Fund receives a premium when it writes put options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a put, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods, the Fund will receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities if unhedged.

         In purchasing a put option, the Fund seeks to benefit from a decline in the market price of the underlying security, whereas in purchasing a call option, the Fund seeks to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuations than would be the case if the Fund did not invest in options.

         Over-the-Counter ("OTC") Options. The Fund may purchase OTC options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by the investment manager and verified in appropriate cases.

         A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a covered OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

         The Fund may purchase and write over-the-counter put and call options in negotiated transactions. The staff of the SEC has previously taken the position that the value of purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities and, as such, are to be included in the calculation of the Fund's 15% limitation on illiquid securities. However, the staff has eased its position somewhat in certain limited circumstances. The Fund will attempt to enter into contracts with certain dealers with which it writes OTC options. Each such contract will provide that the Fund has the absolute right to repurchase the options it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of such formula may vary among contracts, the formula will generally be based upon a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value. The formula will also include a factor to account for the difference between the price of the security and the strike price of the option. If such a contract is entered into, the Fund will count as illiquid only the initial formula price minus the options intrinsic value.

         The Fund will enter into such contracts only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. Moreover, such primary dealers will be subject to the same standards as are imposed upon dealers with which the Fund enters into repurchase agreements.

         Securities Index Options. In seeking to hedge all or a portion of its investment, the Fund may purchase and write put and call options on securities indexes listed on securities exchanges, which indexes include securities held in the Fund's portfolio.

         A securities index measures the movement of a certain group of stocks or debt securities by assigning relative values to the securities included in the index. Options on securities indexes are generally similar to options on specific securities. Unlike options on specific securities, however, options on securities indexes do not involve the delivery of an underlying security; the option in the case of an option on a stock index represents the holders right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date.

         When the Fund writes an option on a securities index, it will establish a segregated account with its custodian, or a designated sub-custodian, in which the Fund will deposit cash, U.S. government securities or other liquid high grade debt obligations in an amount equal to the market value of the option, and will maintain the account while the option is open.

         Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. If the Fund writes a securities index option, it may terminate its obligation by effecting a closing purchase transaction, which is accomplished by purchasing an option of the same series as the option previously written. The ability of the Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although the Fund generally purchases or writes securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the Fund desires to engage in such a transaction.

         Risks Relating to Purchase and Sale of Options on Stock Indexes. Purchase and sale of options on stock indexes by the Fund are subject to certain risks that are not present with options on securities. Because the effectiveness of purchasing or writing stock index options as a hedging technique depends upon the extent to which price movements in the Fund's portfolio correlate with price movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or writing of an option on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indexes will be subject to the ability of the Manager to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. In the event the Fund's advisor is unsuccessful in predicting the movements of an index, the Fund could be in a worse position than had no hedge been attempted.

         Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the Fund. However, it will be the Fund's policy to purchase or write options only on indexes which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

         Short Sales Against the Box. The Fund may sell securities "short against the box." Whereas a short sale is the sale of a security the Fund does not own, a short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses.

         Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell stock index futures contracts. The purpose of the acquisition or sale of a futures contract by the Fund is to hedge against fluctuations in the value of its portfolio without actually buying or selling securities. The futures contracts in which a Fund may invest have been developed by and are traded on national commodity exchanges. Stock index futures contracts may be based upon broad-based stock indexes such as the Russell 3000 Growth Index and Standard & Poor's 500 Index ("S&P 500 Index") or upon narrow-based stock indexes. A buyer entering into a stock index futures contract will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract. The Fund may assume both "long" and "short" positions with respect to futures contracts. A long position involves entering into a futures contract to buy a commodity, whereas a short position involves entering into a futures contract to sell a commodity.

         The purpose of trading futures contracts is to protect the Fund from fluctuations in value of its investment securities without necessarily buying or selling the securities. Because the value of the Fund's investment securities will exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets. No consideration is paid or received by the Fund upon trading a futures contract. Upon trading a futures contract, a Fund will be required to deposit in a segregated account with its custodian, or designated sub-custodian, an amount of cash, short-term Government Securities or other U.S. dollar-denominated, high-grade, short-term money market instruments equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the currency or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

         Each short position in a futures or options contract entered into by the Fund is secured by the Fund's ownership of underlying securities. The Fund does not use leverage when it enters into long futures or options contracts; the Fund places in a segregated account with its custodian, or designated sub-custodian, with respect to each of its long positions, cash or money market instruments having a value equal to the underlying commodity value of the contract.

         The Fund may trade stock index futures contracts to the extent permitted under rules and interpretations adopted by the Commodity Futures Trading Commission (the "CFTC"). U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. Futures contracts trade on a number of contract markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         The Fund intends to comply with CFTC regulations and avoid "commodity pool operator" status. These regulations require that the Fund use futures and options positions (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. The Fund currently does not intend to engage in transactions in futures contracts or options thereon for speculation, but will engage in such transactions only for bona fide hedging purposes.

         Risks of Transactions in Futures Contracts and Options on Futures Contracts. Holding Risks in Futures Contracts Transactions. There are several risks in using stock index futures contracts as hedging devices. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in stock indexes or securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

         Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. With respect to stock index futures contracts, the risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable stock index. It is possible that the Fund might sell stock index futures contracts to hedge its portfolio against a decline in the market, only to have the market advance and the value of securities held in the Fund's portfolio decline. If this occurred, the Fund would lose money on the contracts and also experience a decline in the value of its portfolio securities. While this could occur, the Manager believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indexes and will attempt to reduce this risk, to the extent possible, by entering into futures contracts on indexes whose movements they believe will have a significant correlation with movements in the value of the Fund's portfolio securities sought to be hedged.

         Successful use of futures contracts by the Fund is subject to the ability of the Manager to predict correctly movements in the direction of interest rates or the market. If the Fund has hedged against the possibility of a decline in the value of the stocks held in its portfolio or an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and stock prices increase or interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market or decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         Liquidity of Futures Contracts. The Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. The Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

         Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

         In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         Risks and Special Considerations of Options on Futures Contracts. The use of options on interest rate and stock index futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's portfolio assets. By writing a call option, the Fund becomes obligated to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures contracts may exceed the amount of the premium received.

         The effective use of options strategies is dependent, among other things, on the Fund's ability to terminate options positions at a time when the Manager deems it desirable to do so. Although the Fund will enter into an option position only if the Manager believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund's transactions involving options on futures contracts will be conducted only on recognized exchanges.

         The Fund's purchase or sale of put or call options on futures contracts will be based upon predictions as to anticipated interest rates or market trends by the Manager which could prove to be inaccurate. Even if the expectations of the Manager are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

         Investments in futures contracts and related options by their nature tend to be more short-term than other equity investments made by the Fund. The Fund's ability to make such investments, therefore, may result in an increase in the Fund's portfolio activity and thereby may result in the payment of additional transaction costs.

         The Internal Revenue Code of 1986 (the "Code") requires the Fund to diversify its investment holdings. The Internal Revenue Service position regarding the treatment of futures contracts and related options for diversification purposes is not clear, and the extent to which the Fund may engage in these transactions may be limited by this requirement. The Code also provides that, with respect to certain futures contracts and options held by the Fund at the end of its taxable year, unrealized gain or loss on such contracts may have to be recognized for tax purposes under a special system within the Code. The actual gain or loss recognized by the Fund in an eventual disposition of such contract, however, will be adjusted by the amount of the gain or loss recognized earlier under the Codes system. See Accounting and Tax Issues and Distributions and Taxes. For more information on stock index futures contracts and related options, see Appendix B.

DEBT SECURITIES
         In pursuing its investment objective, the Fund may invest up to 35% of its total assets in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

         Investments in debt securities by the Fund are limited to those that are at the time of investment within the four highest grades (generally referred to as an investment grade) assigned by a nationally recognized statistical rating organization or, if unrated, are deemed to be of comparable quality by the Manager. If a change in credit quality after acquisition by the Fund causes a security to no longer be investment grade, the Fund will dispose of the security, if necessary, to keep its holdings to 5% or less of the Fund's net assets. See Credit Quality below. Debt securities rated Baa by Moody's Investors Service, Inc. ("Moody's") BBB by Standard & Poor's ("S&P"), although considered investment grade, have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

         When the Fund's Manager determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, the Fund may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

CREDIT QUALITY
         Any bond in which the Fund invests will be rated investment grade. As has been the industry practice, this determination of credit quality is made at the time the Fund acquires the bond. However, because it is possible that subsequent downgrades could occur, if a bond held by the Fund is later downgraded, the Manager, under the supervision of the Board of Trustees, will consider whether it is in the best interest of the Fund's shareholders to hold or to dispose of the bond. Among the criteria that may be considered by the Manager and the Board are the probability that the bonds will be able to make scheduled interest and principal payments in the future, the extent to which any devaluation of the bond has already been reflected in the Fund's net asset value, and the total percentage, if any, of bonds currently rated below investment grade held by the Fund. In no event, however, will the Fund invest more than 5% of its net assets in bonds rated lower than investment grade.

         Non-investment grade securities have moderate to poor protection of principal and interest payments and have speculative characteristics. They involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates.

INDEXED SECURITIES
         Indexed securities include commercial paper, certificates of deposit and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the return of a particular stock index or group of stocks. Indexed securities can be affected by changes in interest rates and the creditworthiness of their issuers as well as stock prices and may not track market returns as accurately as direct investments in common stocks.

INVESTMENT COMPANY SECURITIES
         Any investments that the Fund makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Fund may not (1) own more than 3% of the voting stock of another investment company;
(2) invest more than 5% of the Fund's total assets in the shares of any one investment company; nor (3) invest more than 10% of the Fund's total assets in shares of other investment companies. If the Fund elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Fund's investments in unregistered investment companies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
         The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

FOREIGN SECURITIES
         The Fund may invest up to 10% of its total assets in foreign securities. Foreign securities may include ADRs and GDRs. There are substantial and different risks involved in investing in foreign securities. An investor should consider these risks carefully. For example, there is generally less publicly available information about foreign companies than is available about companies in the U.S. Foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the U.S.

         Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be returned to the country of origin, based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

         Foreign stock markets are generally not as developed or efficient as those in the U.S. In most foreign markets volume and liquidity are less than in the U.S. and, at times, volatility of price can be greater than that in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

         There is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Fund in some foreign countries. The Fund is not aware of any investment or exchange control regulations which might substantially impair its operations as described, although this could change at any time.

         The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's distributions paid to shareholders.

TEMPORARY INVESTMENTS
         The Fund's reserves may be invested in domestic short-term money market instruments including, but not limited to, U.S. government and agency obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. During temporary defensive periods as determined by the Manager, the Fund may hold up to 100% of its total assets in short-term obligations of the types described above.

CONCENTRATION
         In applying the Fund's policy on concentration: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.


ACCOUNTING AND TAX ISSUES

         When the Fund writes a call option, an amount equal to the premium received by it is included in the section of the Fund's assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Fund has written expires on its stipulated expiration date, the Fund recognizes a short-term gain. If the Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

OTHER TAX REQUIREMENTS
         The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes. The Trustees reserve the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

         In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain specific requirements, including:

         (i) The Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

         (ii) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

         (iii) The Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

         The Code requires the Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year, 98% of its net capital gain earned during the 12 month period ending October 31 and 100% of any undistributed amounts from the prior year to shareholders by December 31 of each year in order to avoid federal excise tax. The Fund intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by shareholders as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         When the Fund holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

         Under rules relating to "Constructive Sale Transactions", the Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Fund generally will be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         INVESTMENT IN FOREIGN CURRENCIES AND FOREIGN SECURITIES - The Fund is authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to the
Fund:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures or forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the Fund.

         If the Fund's Section 988 losses exceed the Fund's other investment company taxable income during a taxable year, the Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

         The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

         Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. Return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES - The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market the Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. The Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules generally would be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by the Fund (if any), the amounts distributable to you by the Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Fund acquires shares in that corporation. While the Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

NON-DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
         The Fund has adopted a policy generally prohibiting providing portfolio holdings to any person until after thirty calendar days have passed. We post a list of the Fund's portfolio holdings monthly, with a thirty day lag, on the Fund's website, www.delawarefunds.com. In addition, on a ten day lag, we also make available a month-end summary listing of the number of the Fund's securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for the Fund. This information is available publicly to any and all shareholders free of charge once posted on the website by calling 1-800-523-1918.

         Other entities, including institutional investors and intermediaries that distribute the Fund's shares, are generally treated similarly and are not provided with the Fund's portfolio holdings in advance of when they are generally available to the public. Third-party service providers and affiliated persons of the Fund are provided with the Fund's portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds.

         Third-party rating agencies and consultants who have signed agreements ("Non-Disclosure Agreements") with the Fund or the Manager may receive portfolio holdings information more quickly than the thirty day lag. The Non-Disclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Fund's portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. None of the Fund, the Manager or any affiliate receive any compensation or consideration with respect to these agreements.

         Non-Disclosure Agreements must be approved by a member of the Manager's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Fund's Chief Compliance Officer prior to such use.


PERFORMANCE INFORMATION

         From time to time, the Fund may state each of its Classes' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year (or life-of-fund, if applicable) periods. The Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC applicable to only certain redemptions of those shares will not be deducted from any computation of total return. See Redemption and Exchange for a description of the Class A Shares' Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares of the Fund.

         Total return performance for each Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representation of the results that may be realized from an investment in the Fund in the future.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                                       n
                                               P(1 + T) = ERV

         Where:               P  =    a hypothetical initial purchase order of
                                      $1,000 from which, in the case of only
                                      Class A Shares, the maximum front-end
                                      sales charge is deducted;

                              T  =    average annual total return;

                              n  =    number of years; and

                            ERV = redeemable value of the hypothetical $1,000 purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         The performance of each Class of the Fund, as shown below, is the average annual total return quotations through April 30, 2005 computed as described above.

         The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. Pursuant to applicable regulation, total return shown for the Institutional Class of the Fund and for the periods prior to the commencement of operations of such Class is calculated by taking the performance of the respective Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments by Class A Shares, and performance for the Institutional Class of the Fund would have been affected had such an adjustment been made. The average annual total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at April 30, 2005. The average annual total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at April 30, 2004 and therefore does not reflect the deduction of a CDSC.

         Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

         The average annual total return for each Class (except Class R) is shown for the 1 year, 5 year or, if applicable, 10 year period ending April 30, 2005. If a Class has not been in existence for a full 1, 5, or 10 year period, then lifetime returns are shown. Lifetime returns are not shown if performance information exists for the 10 year period.

         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                                                   AVERAGE ANNUAL TOTAL RETURN
===================================================== ================== ================= ================== ==================
                                                        1 year ended      5 years ended     10 years ended
DELAWARE SELECT GROWTH FUND(1)/(4)                         4/30/05           4/30/05            4/30/05          Life of Fund
===================================================== ================== ================= ================== ==================
Class A (at offer before taxes)(2)
===================================================== ================== ================= ================== ==================
Class A (at offer after taxes on distributions)(2)
===================================================== ================== ================= ================== ==================
Class A (at offer after taxes on distributions and
sale of fund shares)(2)
===================================================== ================== ================= ================== ==================
Class A (at NAV before taxes)(2)
===================================================== ================== ================= ================== ==================
Class B (including CDSC before taxes)(3)
===================================================== ================== ================= ================== ==================
Class B (including CDSC after taxes on
distributions)(3)
===================================================== ================== ================= ================== ==================
Class B (including CDSC after taxes on
distributions and sale of fund shares)(3)
===================================================== ================== ================= ================== ==================
Class B (excluding CDSC before taxes)(3)
===================================================== ================== ================= ================== ==================
Class C (including CDSC before taxes)
===================================================== ================== ================= ================== ==================
Class C (including CDSC after taxes on
distributions)
===================================================== ================== ================= ================== ==================
Class C (including CDSC after taxes on
distributions and sale of fund shares)
===================================================== ================== ================= ================== ==================
Class C (excluding CDSC before taxes)
===================================================== ================== ================= ================== ==================
Class R (before taxes)
===================================================== ================== ================= ================== ==================
Class R (after taxes on distributions)
===================================================== ================== ================= ================== ==================
Class R (after taxes on distributions and sale of
fund shares)
===================================================== ================== ================= ================== ==================
Institutional Class (before taxes)
===================================================== ================== ================= ================== ==================
Institutional Class (after taxes on distributions)
===================================================== ================== ================= ================== ==================
Institutional Class (after taxes on distributions
and sale of fund shares)
===================================================== ================== ================= ================== ==================

(1) Reflects applicable expense caps in effect during the periods. See Investment Management Agreement for information regarding expense caps for the Fund. In the absence of such waivers, performance would have been affected negatively.

(2) Effective November 2, 1998, the maximum front-end sales charge is 5.75%. The above performance numbers are calculated using 5.75% as the applicable sales charge for all time periods.
(3) Effective November 18, 2002, the CDSC schedule for Class B Shares will be changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter. The above figures have been calculated using this new schedule. For the period November 2, 1998 through November 18, 2002, the CDSC schedule for Class B Shares was: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed during the second year; (iii) 3% if shares are redeemed during the third or fourth year; (iv) 2% if shares are redeemed during the fifth year; (v) 1% if shares are redeemed during the sixth year; and (v) 0% thereafter.

(4) Date of initial public offering of Delaware Select Growth Fund Class A Shares was May 16, 1994; date of initial public offering of Delaware Select Growth Fund Class C Shares was May 20, 1994; date of initial public offering of Delaware Select Growth Fund Class B Shares was April 16, 1996; date of initial public offering of Delaware Select Growth Fund Institutional Class Shares was August 28, 1997; and date of initial public offering of Delaware Select Growth Fund Class R Shares was June 2, 2003.

TRADING PRACTICES AND BROKERAGE

          Mutual Funds III selects brokers or dealers to execute transactions on behalf of the Fund for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund involved pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.

          During the past three fiscal years, the aggregate dollar amounts of brokerage commissions paid by the Fund were as follows:

        ------------------------------------------ ------------ ------------ ------------
                                                       4/30/05      4/30/04      4/30/03
        ------------------------------------------ ------------ ------------ ------------
        DELAWARE SELECT GROWTH FUND                    $______   $1,956,128   $2,123,805
        ------------------------------------------ ------------ ------------ ------------

         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended April 30, 2005, portfolio transactions of the Fund, in the amount listed below, resulting in brokerage commissions in the amount listed below, were directed to brokers for brokerage and research services provided:

        ---------------------------------------- ----------------------- --------------------------
                                                       PORTFOLIO           BROKERAGE COMMISSIONS
                                                  TRANSACTIONS AMOUNTS            AMOUNTS
        ---------------------------------------- ----------------------- --------------------------
        DELAWARE SELECT GROWTH FUND                   $_________                  $________
        ---------------------------------------- ----------------------- --------------------------

         As provided in the 1934 Act and the Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order that receives allocation may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and Mutual Funds III's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the NASD Regulation, Inc. (the "NASDR(SM)"), and subject to seeking best execution, the Funds may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family such as custodian fees.

PORTFOLIO TURNOVER
         Portfolio trading will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates. The Fund is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving the Fund's investment objective.

         The degree of portfolio activity may affect brokerage costs of the Fund and taxes payable by the Fund's shareholders. A turnover rate of 100% would occur, for example, if all the investments in the Fund's securities at the beginning of the year were replaced by the end of the year, or if one single investment was frequently traded. In investing to achieve its investment objective, the Fund may hold securities for any period of time. The Fund's portfolio turnover will be increased if the Fund writes a large number of call options that are subsequently exercised. To the extent the Fund realizes gains on securities held for less than one year, such gains are taxable to the shareholder subject to tax or to the Fund at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions or repurchases of Fund shares. High portfolio turnover involves correspondingly greater brokerage costs and may affect taxes payable by shareholders that are subject to federal income taxes.

         The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of securities for the particular fiscal year by the monthly average of the value of securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         The portfolio turnover rates of the Fund for the past two fiscal years were as follows:

--------------------------------------- ------------- -------------
                                                2005          2004
--------------------------------------- ------------- -------------
DELAWARE SELECT GROWTH FUND                    ____%           82%
--------------------------------------- ------------- -------------

         The Fund may engage in active trading of portfolio securities, which means that the portfolio turnover may exceed 100%.

PURCHASING SHARES

         The Distributor serves as the national distributor for the Fund's classes of shares, and has agreed to use its best efforts to sell shares of the Fund. See the Prospectuses for additional information on how to invest. Shares of the Fund are offered on a continuous basis, and may be purchased through authorized investment dealers or directly by contacting Mutual Funds III or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such classes generally must be at least $100. The initial and subsequent minimum investments for Class A Shares will be waived for purchases by officers, trustees and employees of any fund in the Delaware Investments family, the Manager or any of the its affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for Class R and the Institutional Class, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Mutual Funds III will reject any purchase order for more than $100,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares, Class C Shares and Class R Shares generally are not subject to a CDSC.

          Selling dealers are responsible for transmitting orders promptly. Mutual Funds III reserves the right to reject any order for the purchase of shares of the Fund if in the opinion of management such rejection is in the Fund's best interests. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

          The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

          The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASDR(SM) has adopted Conduct Rules, as amended, relating to investment company sales charges. Mutual Funds III and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

          Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase; (ii) 3.25% if shares are redeemed within two years of purchase; (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares are redeemed during the fourth and fifth years following purchase; (v) 1.50% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares and Class R Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Class R Shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge. Class R Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 for the Fund Classes in this Part B.

         Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Class shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in the Fund's income, before application, as to Class A, Class B, Class C Shares and Class R Shares, of any expenses under the Fund's 12b-1 Plans.

         Certificates representing shares purchased are not ordinarily issued. Purchases are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

ALTERNATIVE PURCHASE ARRANGEMENTS - CLASS A, B AND C SHARES
          The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.25% of the average daily net assets of Class A Shares of the Fund, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to Class A Shares' annual 12b-1 Plan expenses. Unlike Class B Shares, Class C Shares do not convert to another Class.

          The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         Class R Shares have no front-end sales charge and are not subject to a CDSC, but incur annual 12b-1 expenses of up to a maximum of 0.60%. Class A Shares generally are not available for purchase by anyone qualified to purchase Class R Shares.

         In comparing Class B Shares and Class C Shares to Class R Shares, investors should consider the higher 12b-1 Plan expenses on Class B Shares and Class C Shares. Investors also should consider the fact that Class R Shares do not have a front-end sales charge and, unlike Class B Shares and Class C Shares, are not subject to a CDSC. In comparing Class B Shares to Class R Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the class is subject and the desirability of an automatic conversion feature to Class A Shares (with lower annual 12b-1 Plan fees), which is available only for Class B Shares and does not subject the investor to a CDSC.

          For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption, and in the case of Class R Shares, from the proceeds of the 12b-1 Plan fees. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares, Class C Shares and Class R Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans (including for Class R Shares) and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes.

          Dividends, if any, paid on Class A Shares, Class B Shares, Class C Shares and Class R Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares, Class C Shares and Class R Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

CLASS A SHARES
          Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectuses, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

DEALER'S COMMISSION
          As described in the Prospectuses, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial advisor's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of a Fund. Financial advisors also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1.00%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of the Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1.00% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to Class A Shares' ongoing annual 12b-1 Plan expenses.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

DEFERRED SALES CHARGE ALTERNATIVE - CLASS B SHARES
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

AUTOMATIC CONVERSION OF CLASS B SHARES
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day (or next business day) of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares into Class A Shares will constitute tax-free exchanges for federal income tax purposes.

LEVEL SALES CHARGE ALTERNATIVE - CLASS C SHARES
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

PLANS UNDER RULE 12B-1 FOR THE FUND CLASSES
         Pursuant to Rule 12b-1 under the 1940 Act, Mutual Funds III has adopted a plan for each of the Class A Shares, Class B Shares, Class C Shares and Class R Shares of the Fund (the "Plans"). Each Plan permits the relevant Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the class of shares to which the Plan applies. The Plans do not apply to Institutional Class of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of Institutional Class. Shareholders of Institutional Class may not vote on matters affecting the Plans.

         The Plans permit the Fund, pursuant to its Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares, Class C Shares and Class R Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, the Fund may make payments out of the assets of Class A, Class B, Class C and Class R Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such Classes.

         The maximum aggregate fee payable by the Fund under its Plans, and the Fund's Distribution Agreement, is on an annual basis, up to 0.30% of the Fund's Class A Shares' average daily net assets for the year up to 1.00% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year and up to 0.60% of Class R Shares' average daily net assets for the year. Mutual Funds III's Board of Trustees may reduce these amounts at any time.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B, Class C and Class R Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreements, as amended, have all been approved by the Board of Trustees of Mutual Funds III, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Mutual Funds III and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares, Class C Shares and Class R Shares of the Fund and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to that Class. The Fund's Plans and Distribution Agreement may be terminated with respect to a Class at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Fund Class, as well as by a majority vote of those trustees who are not "interested persons." With respect to the Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities Class B Shares of the Fund. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Mutual Funds III having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Mutual Funds III must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

         For the fiscal year ended April 30, 2005, 12b-1 Plan payments from Class A Shares, Class B Shares, Class C and Class R Shares of the Fund are shown below.

----------------------------------------------------------------------------------------------------------------------------
                           DELAWARE SELECT GROWTH FUND
--------------------------------- ---------------------- ---------------------- ---------------------- ---------------------
                                                CLASS A                CLASS B                CLASS C               CLASS R
--------------------------------- ---------------------- ---------------------- ---------------------- ---------------------
--------------------------------- ---------------------- ---------------------- ---------------------- ---------------------
Advertising                                       $____                  $____                  $____                 $____
--------------------------------- ---------------------- ---------------------- ---------------------- ---------------------
Annual/Semiannual Reports                         $____                  $____                  $____                 $____
--------------------------------- ---------------------- ---------------------- ---------------------- ---------------------
Broker Trails                                     $____                  $____                  $____                 $____
--------------------------------- ---------------------- ---------------------- ---------------------- ---------------------
Broker Sales Charges                              $____                  $____                  $____                 $____
--------------------------------- ---------------------- ---------------------- ---------------------- ---------------------
Dealer Service Expenses                           $____                  $____                  $____                 $____
--------------------------------- ---------------------- ---------------------- ---------------------- ---------------------
Interest on Broker Sales Charges                  $____                  $____                  $____                 $____
--------------------------------- ---------------------- ---------------------- ---------------------- ---------------------
Commissions to Wholesalers                        $____                  $____                  $____                 $____
--------------------------------- ---------------------- ---------------------- ---------------------- ---------------------
Promotional-Broker Meetings                       $____                  $____                  $____                 $____
--------------------------------- ---------------------- ---------------------- ---------------------- ---------------------
Promotional-Other                                 $____                  $____                  $____                 $____
--------------------------------- ---------------------- ---------------------- ---------------------- ---------------------
Telephone                                         $____                  $____                  $____                 $____
--------------------------------- ---------------------- ---------------------- ---------------------- ---------------------
Prospectus Printing                               $____                  $____                  $____                 $____
--------------------------------- ---------------------- ---------------------- ---------------------- ---------------------
Wholesaler  Expenses                              $____                  $____                  $____                 $____
--------------------------------- ---------------------- ---------------------- ---------------------- ---------------------
Other                                             $____                  $____                  $____                 $____
--------------------------------- ---------------------- ---------------------- ---------------------- ---------------------
Total                                             $____                  $____                  $____                 $____
--------------------------------- ---------------------- ---------------------- ---------------------- ---------------------

OTHER PAYMENTS TO DEALERS - CLASS A, CLASS B, CLASS C AND CLASS R SHARES
        From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

SPECIAL PURCHASE FEATURES - CLASS A SHARES

BUYING CLASS A SHARES AT NET ASSET VALUE
        Class A Shares of the Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

        Current and former officers, trustees/directors and employees of Mutual Funds III, any other fund in the Delaware Investments family, the Manager, or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the other funds in the Delaware Investments family, including any fund that may be created, at the net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value.

        Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a fund in the Delaware Investments Family of Funds may exchange into Class A shares of another fund at net asset value.

        Any class members included in the settlement of Blanke v. Lincoln National Corporation and Lincoln National Life Insurance Company may purchase Class A shares of the Fund at net asset value for a period of 90 days after the final settlement date. The initial purchase of such shares must be for an amount of at least $1,000 and must comply with the Amended Notice of Class Action, Proposed Settlement and Fairness Hearing. Class members may call 800 960-0366 to receive information regarding the settlement.

        Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, trustees and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisors affiliated with a broker or dealer, if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

        Class A Shares may be purchased at net asset value by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in the distribution arrangements.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. (formerly known as Delaware Investment & Retirement Services, Inc.) proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or
(ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented in writing to Retirement Financial Services, Inc. that it has the requisite number of employees and received written confirmation back from Retirement Financial Services, Inc. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

        Purchases of Class A Shares at net asset value may be made by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A Share NAV Agreement with respect to such retirement platform.

        Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

        Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

        Mutual Funds III must be notified in advance that the trade qualifies for purchase at net asset value.

ALLIED PLANS
        Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

        With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See Combined Purchases Privilege, below.

        Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

        A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial advisor's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares, above.

        The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

LETTER OF INTENTION
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Mutual Funds III, which provides for the holding in escrow by the Transfer Agent of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Fund and of any class of any of the other mutual funds in the Delaware Investments family (except shares of any fund in the Delaware Investments family which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group VIP Trust beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a fund in the Delaware Investments family which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Fund and other funds in the Delaware Investments family which offer corresponding classes of shares may also be aggregated for this purpose.

COMBINED PURCHASES PRIVILEGE
         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Fund, as well as shares of any other class of any of the other funds in the Delaware Investments family (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware VIP Trust beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held in any stable value product available through Delaware Investments may be combined with other Delaware Investments fund holdings.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

RIGHT OF ACCUMULATION
         In determining the availability of the reduced front-end sales charge with respect to Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of the Fund, as well as shares of any other class of any of the other funds in the Delaware Investments funds which offer such classes (except shares of any fund in the Delaware Investments family which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware VIP Trust beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

GROUP INVESTMENT PLANS
         Group Investment Plans that are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement investment accounts of Delaware Investments if they so notify the Fund in connection with each purchase. For other retirement plans and special services, see Retirement Plans for the Fund Classes under Investment Plans.

         The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange. Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that, Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

CLASS R SHARES
         Class R Shares generally are available only to (i) qualified and non-qualified plans (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and
(ii) to IRA rollovers from plans maintained on Delaware's retirement recordkeeping system that are offering R Class shares to participants.

12-MONTH REINVESTMENT PRIVILEGE
         Holders of Class A Shares and Class B Shares of the Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisors or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

THE INSTITUTIONAL CLASS
         The Institutional Class of the Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution, including mutual funds managed by the Fund's investment manager, investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 fee; (e) registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services; (f) programs sponsored by financial intermediaries where such program requires the purchase of Institutional Class shares; and (g) until April 1, 2006, investors who were formerly shareholders of "I" shares (or a similar class of shares that is limited to certain institutional or high net worth investors and does not carry a sales charge or Rule 12b-1 fee) of another fund that was managed by investment professionals who are currently portfolio managers at Delaware Management Company.

         Shares of the Institutional Class are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

REINVESTMENT PLAN/OPEN ACCOUNT
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Class are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each distribution from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made, for Class A Shares at the public offering price, and for Class B Shares, Class C Shares, Class R Shares and Institutional Class shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

REINVESTMENT OF DIVIDENDS IN OTHER FUNDS IN THE DELAWARE INVESTMENTS FAMILY
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A, Class B, Class C and Class R Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments family, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Investments family may be invested in shares of the Fund, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares, Class C Shares and Class R Shares. Dividends from Class B Shares may only be directed to other Class B Shares dividends from Class C Shares may only be directed to other Class C Shares and dividends from Class R Shares may only be directed to other Class R Shares.

        Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

INVESTING BY EXCHANGE
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares of the Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares, Class C Shares or Class R Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of the Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of the Fund and Class C Shares of the Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund. Holders of Class R Shares of the Fund are permitted to exchange all or part of their Class R Shares only into Class R Shares of other Delaware Investments funds or, if Class R Shares are not available for a particular fund, into the Class A Shares of such fund.

         Permissible exchanges into Class A Shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

         The following limitation on exchanges applies only to those investors who were formerly shareholders of "I" shares (or a similar class of shares that is limited to certain institutional or high net worth investors and does not carry a sales charge or Rule 12b-1 fee) of another fund that was managed by investment professionals who are currently portfolio managers at Delaware Management Company and who purchased their shares on or before April 1, 2006. These investors may exchange all or part of their institutional class shares of Delaware Select Growth Fund only for shares of the same class in another Delaware Investments Fund that are specifically available for purchase by these individuals as stated in the Fund's prospectus.

INVESTING PROCEEDS FROM ELIGIBLE 529 PLANS
         The proceeds of a withdrawal from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments Family of Funds will qualify for treatment as if such proceeds had been exchanged from another Fund within the Delaware Investments Family of Funds rather than transferred from the Eligible 529 Plan, as described under INVESTMENT PLANS - Investing by Exchange. The treatment of your redemption proceeds from an Eligible 529 Plan described in this paragraph does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of the Delaware Investments Family of Funds into an Eligible 529 Plan.

INVESTING BY ELECTRONIC FUND TRANSFER
         Direct Deposit Purchase Plan -- Investors may arrange for the Fund to accept for investment in Class A, Class B, Class C Shares or Class R Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan -- Shareholders of Class A, Class B, Class C and Class R Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                      * * *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such Plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to the Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

DIRECT DEPOSIT PURCHASES BY MAIL
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. A Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Mutual Funds III for proper instructions.

MONEYLINE(SM) ON DEMAND
        You or your investment dealer may request purchases of Fund Class shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn (for share purchases) from your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

        It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

WEALTH BUILDER OPTION
         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in the Delaware Investments family through the Wealth Builder Option. See Wealth Builder Option and Redemption and Exchange in the Prospectuses for the Fund Classes.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectuses. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Redemption and Exchange for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation at any time by giving written notice to their Fund.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Class.

ASSET PLANNER
         To invest in the funds in the Delaware Investments family using the Asset Planner asset allocation service, you should complete a Asset Planner Account Registration Form, which is available only from a financial advisor or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisors or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in funds in the Delaware Investments family. With the help of a financial advisor, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Exchanges in the Prospectuses. Also see Buying Class A Shares at Net Asset Value in this Part B. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B, Class C and Class R Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number.

         Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

RETIREMENT PLANS FOR THE FUND CLASSES
         An investment in the Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including a 401(k) deferred compensation plan, an Individual Retirement Account ("IRA") and the new Roth IRA and Coverdell Education Savings Account.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available for investment only for Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, 403(b) Plans and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge under Redemption and Exchange for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $100,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Purchasing Shares in this Part B.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, Roth IRAs and Coverdell Education Savings Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25 regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in the retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase Institutional Class Shares. See Institutional Class, above. For additional information on any of the Plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         IT IS ADVISABLE FOR AN INVESTOR CONSIDERING ANY ONE OF THE RETIREMENT PLANS DESCRIBED BELOW TO CONSULT WITH AN ATTORNEY, ACCOUNTANT OR A QUALIFIED RETIREMENT PLAN CONSULTANT. FOR FURTHER DETAILS, INCLUDING APPLICATIONS FOR ANY OF THESE PLANS, CONTACT YOUR INVESTMENT DEALER OR THE DISTRIBUTOR.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the plans described below.

PROTOTYPE PROFIT SHARING OR MONEY PURCHASE PENSION PLANS
         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares, Class C Shares and Class R Shares.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")
         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, the deductibility of such contributions may be restricted based on certain income limits.

IRA DISCLOSURES
         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Coverdell Education Savings Account are available in addition to the existing deductible IRA and non-deductible IRA.

DEDUCTIBLE AND NON-DEDUCTIBLE IRAS
         An individual can contribute up to $4,000 to his or her IRA each year through 2007. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI"), not counting any IRA deduction, and whether the taxpayer is an active participant in an employer sponsored retirement plan.

         In June of 2001, The Economic Growth and Tax Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current amount of $4,000 will rise to $5,000 in 2008 with annual inflation adjustments thereafter. Individuals who have attained age 50 by the end of the calendar year will be eligible to make additional "catch-up" contributions of $500 through 2005, and $1,000 beginning in 2006.

         The annual contribution limits through 2008 are as follows:

           CALENDAR YEAR           UNDER AGE 50              AGE 50 AND ABOVE
           -------------           ------------              ----------------
              2005                   $4,000                      $4,500
              2006-2007              $4,000                      $5,000
              2008                   $5,000                      $6,000

         Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $4,000 is still available through 2007 and increased limits in subsequent years are still available if the taxpayer's AGI is not greater than $50,000 ($70,000 for taxpayers filing joint returns) for tax years beginning in 2005. A partial deduction is allowed for married couples with income greater than $70,000 and less than $80,000, and for single individuals with AGI greater than $50,000 and less than $60,000. These income phase-out limits are annually increased until they reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as the annual contribution limit and defer taxes on interest or other earnings from the IRAs.

         Under the law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is not greater than $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI greater than $150,000 and less than $160,000.

CONDUIT (ROLLOVER) IRAS
         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

ROTH IRAS
         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $4,000 in 2005 can be made to a Roth IRA, reduced by any contributions to a deductible or nondeductible IRA for the same year. The limits after 2002 are the same as for a regular IRA. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI greater than $95,000 and less than $110,000, and for couples filing jointly with AGI greater than $150,000 and less than $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions
(1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributed to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions are tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and previously deducted contributions held in the IRA are subject to a tax upon conversion; however, no 10% additional tax for early withdrawal would apply.

COVERDELL EDUCATION SAVINGS ACCOUNTS (FORMERLY "EDUCATION IRAS")
         For taxable years beginning after December 31, 1997, a Coverdell Education Savings Account has been created exclusively for the purpose of paying qualified higher education expenses. Beginning in 2002, the annual contribution that can be made for each designated beneficiary has been increased to $2,000 and qualifying expenses will no longer be limited to those related to higher education.

         Elementary (including kindergarten) and secondary public, private or religious school tuition expenses will now qualify. The new law specifically permits as elementary and secondary school expenses academic tutoring; certain computer technology; and expenses for uniforms, transportation and extended day programs.

         The $2,000 annual limit is an addition to the annual contribution limit as applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Coverdell Education Savings Accounts. In addition, multiple Coverdell Education Savings Accounts can be created for the same beneficiary, however, the contribution limit of all contributions for a single beneficiary cannot exceed the annual limit.

         The $2,000 annual contribution limit for a Coverdell Education Savings Account is phased out ratably for single contributors with modified AGI greater than $95,000 and less than $110,000, and for couples filing jointly with modified AGI greater than $190,000 and less than $220,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to a Coverdell Education Savings Account established on behalf of any other individual.

         Distributions from a Coverdell Education Savings Account are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in a Coverdell Education Savings Account at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% penalty tax if the distribution is not for qualified higher education expenses. Tax-free (and penalty-free) transfers and rollovers of account balances from one Coverdell Education Savings Account benefiting one beneficiary to another Coverdell Education Savings Account benefiting a different beneficiary (as well as redesignations of the named beneficiary) is permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 30.

GROUP IRAS OR GROUP ROTH IRAS
         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of the Fund.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution taxes, but distributions must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% additional tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution.

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% additional tax if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used within 120 days of the distribution to pay acquisition costs of a principal residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a principal residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

         Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR/SEP")
         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employee may elect to make additional contributions to such existing plans.

PROTOTYPE 401(K) DEFINED CONTRIBUTION PLAN
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations as well as taxable entities may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares, Class C Shares and Class R Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

DEFERRED COMPENSATION PLAN FOR PUBLIC SCHOOLS AND NON-PROFIT ORGANIZATIONS ("403(B)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

DEFERRED COMPENSATION PLAN FOR STATE AND LOCAL GOVERNMENT EMPLOYEES ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Fund. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

SIMPLE IRA
         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(K)
         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors with 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is not required.


DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund, its agent or certain other authorized persons. See Distribution and Service under Investment Management Agreement. Orders for purchases of Class B Shares, Class C Shares, Class R Shares and Institutional Class shares are effected at the net asset value per share next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund, its agent or designee. Selling dealers are responsible for transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern Time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for the days when the following holidays are observed: New Year's Day, Presidents' Day, Martin Luther King, Jr.'s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, will be included in the Fund's financial statements, which are incorporated by reference into this Part B.

         The Fund's net asset value per share is computed by adding the value of all the Fund's securities and other assets, deducting any liabilities of the Fund, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. Portfolio securities, except for bonds, which are primarily traded on a national or foreign securities exchange are generally valued at the closing price on that exchange, unless such closing prices are determined to be not readily available pursuant to the Funds' pricing procedures. Options are valued at the last reported sales price or, if no sales are reported, at the mean between bid and asked prices. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service. For all other securities and for securities whose closing prices are not readily available, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

         Each Class of the Fund will bear, pro-rata, all of the common expenses of the Fund. The net asset values of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes, except that the Institutional Class will not incur any of the expenses under the Fund's 12b-1 Plans and Class A, Class B, Class C and Class R Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each Class of the Fund will vary.

REDEMPTION AND EXCHANGE

        YOU CAN REDEEM OR EXCHANGE YOUR SHARES IN A NUMBER OF DIFFERENT WAYS. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve a capital gain or loss to the shareholder for federal income tax purposes. You may want to consult your financial advisor or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

        Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

        Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

        Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

        Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

        The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

        If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

        In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

        Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Mutual Funds III has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

        The value of the Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

        Certain redemptions of Class A Shares purchased at net asset value will result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase (ii) 3.25% if shares are redeemed during the second year following purchase; (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares are redeemed during the fourth and fifth years following purchase; (v) 1.50% if shares are redeemed during the sixth year following purchase; (vi) and 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there may be a bank wiring cost, neither the Fund nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

        Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of a Fund for a longer period of time than if the investment in New Shares were made directly.

WRITTEN REDEMPTION
        You can write to the Fund at 2005 Market Street, Philadelphia, PA 19103-7094 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

        Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares and Institutional Class Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares, Class C Shares or Class R Shares.

WRITTEN EXCHANGE
        You may also write to the Fund (at 2005 Market Street, Philadelphia, PA 19103-7094) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above and in the Prospectuses.

TELEPHONE REDEMPTION AND EXCHANGE
        To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares or Institutional Class Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

        The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

        Neither the Fund nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

TELEPHONE REDEMPTION - CHECK TO YOUR ADDRESS OF RECORD
        THE TELEPHONE REDEMPTION FEATURE IS A QUICK AND EASY METHOD TO REDEEM SHARES. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

TELEPHONE REDEMPTION - PROCEEDS TO YOUR BANK
        Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

TELEPHONE EXCHANGE
        The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

        The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MONEYLINE(SM) ON DEMAND
        You or your investment dealer may request redemptions of your Fund shares by phone using MoneyLine(SM) On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be deposited (for share redemptions) to your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions. See MoneyLine(SM) On Demand under Investment Plans.

SYSTEMATIC WITHDRAWAL PLANS
        Shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

        Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

        The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

        Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions.

        An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

        Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine(SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

        The Systematic Withdrawal Plan is not available to the Institutional Class. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE
         For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission as described in the Prospectuses.

        The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

        Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Fund or Class A Shares acquired in the exchange.

        In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

WAIVER OF LIMITED CONTINGENT DEFERRED SALES CHARGE - CLASS A SHARES
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfer to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (viii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (ix) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase; and (x) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that, Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived (see Buying Class A Shares at Net Asset Value under Purchasing Shares).

WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES
        The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

        The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of the registered owner or a registered joint owner of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

        The CDSC on Class C Shares also is waived for any group retirement plan (excluding defined benefit pension plans) (i) that purchases shares through a retirement plan alliance program, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program, and (ii) for which Retirement Financial Services, Inc. provides fully-bundled retirement plan services and maintains participant records on its proprietary recordkeeping system.

        In addition, the applicable Limited CDSC for Class A Shares and CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established.


DISTRIBUTIONS AND TAXES

       The Fund will inform its shareholders of the amount of their income dividends and capital gain distributions, and will advise them of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

       Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Delaware Investments fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

       Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

       All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

       If you redeem some or all of your shares in the Fund, and then reinvest the redemption proceeds in the Fund or in another Delaware Investments fund within 12 months of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Fund is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

       The Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by the Fund.

JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 (JGTRRA)
         On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JGTRRA) .The new law reduces the tax rate on dividends and capital gains to 15% (5% for taxpayers with income in the lower brackets; 0% for those taxpayers in 2008).

REDUCTION OF TAX RATE ON DIVIDENDS
         Qualifying dividends will be taxed at a rate of 15% (5% for taxpayers with income in the lower brackets; 0% for these taxpayers in 2008). Prior law will apply for tax years beginning after December 31, 2008. Dividends paid on foreign corporation stocks that are readily tradable on U.S. securities markets are eligible for the lower rates.

         The amount of ordinary dividends qualifying for the lower tax rates that may be paid by a RIC for any tax year may not exceed the amount of the aggregate qualifying dividends received by the RIC, unless that aggregate is at least 95% of the RIC gross income (as specially computed), in which case the entire dividend qualifies. Obviously, money market and bond mutual fund distributions will generally not qualify.

         The lower tax rates are not available for dividends to the extent that the taxpayer is obligated to make related payments with respect to positions in substantially similar or related property (e.g., payments in lieu of dividends under a short sale). The capital gain rates also do not apply to (1) dividends received from an organization that was exempt from tax under Section 501 or was a tax-exempt farmers' cooperative in either the tax year of the distribution or the preceding tax year; (2) dividends received from a mutual savings bank that received a deduction under Section 591; or (3) deductible dividends paid on employer securities (i.e., under Section 404(k)).

         Owners whose shares are lent in short sales would not qualify for the lower rate. The lower tax rates would not apply under the law as enacted to "payments in lieu of dividends," which are received by someone whose stock is loaned to a short-seller. Brokerages have commonly lent stock out of margin accounts to short sellers, but may need to accommodate investors who do not want to receive unfavorable dividend treatment because their stock was lent out. Depending on the details of regulations that may be issued later this year, brokerages may decide to limit any such loans after 2003 to securities that are held in accounts owned by tax-indifferent parties, such as pension funds. The legislative history indicates that the Service is to be liberal in waiving penalties for failure to report substitute payments properly for payors who are making good-faith efforts to comply, but cannot reasonably do so given the time needed to update their systems.

REDUCTION OF TAX RATE ON CAPITAL GAINS
         Under JGTRRA, the top individual rate on adjusted net capital gain, which was generally 20% (10% for taxpayers in the 10% and 15% brackets), is reduced to 15% (5% for taxpayers with income in the lower brackets). These lower rates apply to both the regular tax and the alternative minimum tax. The lower rates apply to assets held more than one year. For taxpayers with income in the lower brackets, the 5% rate is reduced to 0% for 2008.

         The tax rate on short-term capital gains is unchanged, and they will continue to be taxed at the ordinary income rate. The capital gains changes apply to sales and exchanges (and installment payments received) on or after May 6, 2003, but not with respect to tax years beginning after December 31, 2008.

         The special tax rates for gains on assets held for more than five years (8% for taxpayers with income in the 10% and 15% brackets; 18% for other taxpayers with respect to assets purchased after 2000) have been repealed.

BACK-UP WITHHOLDING CHANGES
         Prior to the passage of JGTRRA the backup withholding rate for shareholders that did not provide taxpayer identification numbers was 30%. This rate has been reduced to 28%, retroactive to January 1, 2003.


INVESTMENT MANAGEMENT AGREEMENT

        Delaware Management Company (the "Manager"), located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to the Funds, subject to the supervision and direction of Mutual Funds III's Board of Trustees.

         On June 30, 2005, the Manager and its affiliates within Delaware Investments were managing in the aggregate more than $[___] billion in assets in various institutional or separately managed, investment company, and insurance accounts.

        The Investment Management Agreement for the Fund is dated December 15, 1999 and was approved by the initial shareholder on that date. The Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund to which the Agreement relates, and only if the terms and the renewal thereof have been approved by the vote of a majority of the trustees of Mutual Funds III who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the trustees of Mutual Funds III or by the Manager. The Agreement will terminate automatically in the event of its assignment.

         Under the Investment Management Agreement, the Fund pays the Manager a monthly investment advisory fee rate based on average daily net assets on an annual basis as follows:

        -------------------------------------------- -------------------------------------------
        DELAWARE SELECT GROWTH FUND                  0.75% on the first $500 million
                                                     0.70% on the next $500  million
                                                     0.65% on the next $1.5 billion
                                                     0.60% on the average daily net assets
                                                     in excess of $2.5 billion
        -------------------------------------------- -------------------------------------------

         The Manager contracted to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of the Fund (exclusive of applicable 12b-1 plan payments, taxes, interest, brokerage commissions, certain insurance costs and extraordinary expenses) do not exceed, on an annual basis, 1.25% of average daily net assets through August 31, 2006.

         On April 30, 2005, the Fund's total net assets were $473,787,303.

         Investment management fees incurred for the last three fiscal years with respect to the Fund were as follows:

        ----------------------------------------------- --------------------- --------------------- ---------------------
        FUND                                            APRIL 30, 2005        APRIL 30, 2004        APRIL 30, 2003
        ----                                            --------------        --------------        --------------
        ----------------------------------------------- --------------------- --------------------- ---------------------
        DELAWARE SELECT GROWTH FUND                     $4,257,429 earned     $5,017,915 earned     $4,971,458 earned
                                                        $3,222,712 paid       $2,660,509 paid       $2,751,708 paid
                                                        $1,034,717 waived     $2,357,406 waived     $2,219,750 waived
        ----------------------------------------------- --------------------- --------------------- ---------------------

         Under the general supervision of the Board of Trustees, the Manager makes and executes all investment decisions for the Fund. The Manager pays the salaries of all trustees, officers and employees of Mutual Funds III who are affiliated with the Manager. The Fund pays all of its other expenses.

         The Fund has formally delegated to its investment adviser, Delaware Management Company (the "Adviser"), the ability to make all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

         In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Fund and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote. Beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

         Because the Fund has delegated proxy voting to the Adviser, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.

         Prior to May 1, 1997, Voyageur Fund Managers, Inc. ("Voyageur") had been retained under an investment advisory contract to act as the Fund's investment advisor, subject to the authority of the Board of Trustees. Voyageur was an indirect, wholly owned subsidiary of Dougherty Financial Group, Inc. ("DFG"). After the close of business on April 30, 1997, Voyageur became an indirect, wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") as a result of Lincoln National's acquisition of DFG.

         Because Lincoln National's acquisition of DFG resulted in a change of control of Voyageur, the Fund's previous investment advisory agreement with Voyageur was "assigned", as that term is defined by the Investment Company Act of 1940, and the previous agreements therefore terminated upon the completion of the acquisition. The Board of Directors of the Fund unanimously approved a new advisory agreement at a meeting held in person on February 14, 1997, and called for a shareholders meeting to approve the new agreement. At a meeting held on April 11, 1997, the shareholders of the Fund approved the Investment Management Agreement with the Manager, an indirect wholly owned subsidiary of LNC, to become effective after the close of business on April 30, 1997, the date the acquisition was completed.

         Beginning May 1, 1997, Delaware Management Company became the Fund's investment manager. The Investment Management Agreement into which the Fund's investment manager entered had an initial term of two years and was renewable each year only so long as such renewal and continuance were specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund to which the Agreement relates, and only if the terms and the renewal thereof were approved by the vote of a majority of the trustees of Mutual Funds III who were not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

DISTRIBUTION AND SERVICE
         The Distributor, Delaware Distributors, L.P., located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of each Fund's shares under a Distribution Agreement dated as of May 15, 2003. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Funds on behalf of Class A, Class B, Class C and Class R Shares under their respective 12b-1 Plans. The Distributor is an indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

         Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as the Fund's financial intermediary wholesaler pursuant to a Second Amended and Restated Financial Intermediary Distribution Agreement with the Distributor dated August 21, 2003. LFD shall: (i) promote the sale of the Fund's shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"); (ii) create messaging and packaging for certain non-regulatory sales and marketing materials related to the Fund; and (iii) produce such non-regulatory sales and marketing materials related to the Fund. The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055. The rate of compensation, which is calculated and paid monthly, to LFD for the sales of shares of the retail funds of Delaware Investments Family of Funds (excluding the shares of Delaware VIP Trust series, money market funds and house accounts and shares redeemed within 30 days of purchase) is a non-recurring fee equal to the amount shown below:

---------------------------------------------------------------------------------------- ---------------------------
                                                                                           Basis Points on Sales
---------------------------------------------------------------------------------------- ---------------------------
Retail Mutual Funds (Class A, B and C Shares)                                                      0.50%
---------------------------------------------------------------------------------------- ---------------------------
Merrill Lynch Connect Program                                                                      0.25%
---------------------------------------------------------------------------------------- ---------------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                                                                    0.45%
---------------------------------------------------------------------------------------- ---------------------------
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and
Delaware International Value Equity Fund Class I Shares                                               0%
---------------------------------------------------------------------------------------- ---------------------------

         In addition to the non-recurring fee set forth above, the Distributor pays LFD a fee at the annual rate set forth below of the average daily net assets of Fund shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries, including those Fund shares sold before the date of this Agreement.

---------------------------------------------------------------------------------------- ---------------------------
                                                                                           Basis Points on Sales
---------------------------------------------------------------------------------------- ---------------------------
Retail Mutual Funds (including shares of money market funds and house accounts and                 0.04%
shares redeemed within 30 days of purchase)
---------------------------------------------------------------------------------------- ---------------------------
Merrill Lynch Connect Program                                                                         0%
---------------------------------------------------------------------------------------- ---------------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                                                                    0.04%
---------------------------------------------------------------------------------------- ---------------------------
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and
Delaware International Value Equity Fund Class I Shares                                            0.04%
---------------------------------------------------------------------------------------- ---------------------------

         The fees associated with LFD's services to the Fund are borne exclusively by the Distributor and not by the Fund.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement dated as of April 19, 2001. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

PORTFOLIO MANAGERS

         We have presented below disclosure for the portfolio managers of Delaware Select Growth Fund.

OTHER ACCOUNTS
         The following chart lists certain information about types of other accounts as of April 30, 2005 for which the portfolio manager is primarily responsible.

                                                                                                           TOTAL ASSETS IN ACCOUNTS
                                                                                NO. OF ACCOUNTS WITH                 WITH
                                                            TOTAL ASSETS            PERFORMANCE-                 PERFORMANCE-
                                  NO. OF ACCOUNTS             MANAGED                BASED FEES                   BASED FEES
                                  ---------------          -------------        ---------------------             ----------
VAN HARTE
    Registered Investment                  2               $115 million                  0                            $0
    Companies*
    Other Pooled Investment                0                    $0                       0                            $0
    Vehicles
    Other Accounts                        18               $3.4 billion                  0                            $0
BONAVICO
    Registered Investment                  2               $115 million                  0                            $0
    Companies*
    Other Pooled Investment                0                    $0                       0                            $0
    Vehicles
    Other Accounts                        20               $3.4 billion                  0                            $0
PRISLIN
    Registered Investment                  2               $115 million                  0                            $0
    Companies*
    Other Pooled Investment                0                    $0                       0                            $0
    Vehicles
    Other Accounts                        18               $3.4 billion                  0                            $0

                                                                                                           TOTAL ASSETS IN ACCOUNTS
                                                                                NO. OF ACCOUNTS WITH                 WITH
                                                           TOTAL ASSETS             PERFORMANCE-                 PERFORMANCE-
                                  NO. OF ACCOUNTS             MANAGED                BASED FEES                   BASED FEES
                                  ---------------             -------                ----------                   ----------
BROAD
    Registered Investment                  0                    $0                       0                            $0
    Companies*
    Other Pooled Investment                0                    $0                       0                            $0
    Vehicles
    Other Accounts                         4               $5.5 million                  0                            $0
FORTIER
    Registered Investment                  0                    $0                       0                            $0
    Companies*
    Other Pooled Investment                0                    $0                       0                            $0
    Vehicles
    Other Accounts                         2               $3.0 million                  0                            $0


DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST
         Individual portfolio managers may perform investment management services for other accounts similar to those provided to the Funds and the investment action for each account and Fund may differ. For example, one account or Fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one account and Fund may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or Fund. The investment opportunity may be limited, however, so that all accounts and Funds for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

          A portfolio manager's management of personal accounts also may present certain conflicts of interest. While Delaware's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

COMPENSATION STRUCTURE
         Each portfolio's manager's compensation consists of the following:

         BASE SALARY - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

         In addition, each team member is entitled to certain payments in the nature of reimbursement payable in three installments.

         BONUS - Focus Growth Team.

         Each named portfolio manager is eligible to receive an annual cash bonus, which is based upon quantitative and qualitative factors. Generally of the total potential cash compensation for a portfolio manager, 50% or more is in the form of a bonus and is therefore at risk. The total amount available for payment of bonuses is based on the revenues associated with the products managed by the Focus Growth Team. The amount of this "bonus pool" is determined by taking a pre-determined percentage of such revenues (minus appropriate expenses associated with this product and the investment management team).

         Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The subjective portion of the pool is allocated to team members within the discretion of senior management. There is a minimum guaranteed fixed payout amount associated with this portion of the pool for the years ending December 31, 2005 and December 31, 2006.

         The allocation of the remaining 50% of the pool is based upon objective factors. Performance is measured as a result of the team's standing relative to a large cap growth composite of a nationally recognized publicly available database, for five successive calendar years. Performance rankings are in quartiles as follows: top decile, top quartile, second quartile, third quartile and bottom quartile. An average is taken of the five year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the "objective" portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100% in the years that follow, in the discretion of senior management.

         Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

         In addition, there is a potential one-time value creation payment that may be allocated on or about December 31, 2009 to the extent the value added by the team exceeds the relative value of their holdings in the Delaware Investments U.S. Stock Option Plan. This amount, if any, would be paid out to the team under a deferred compensation arrangement. The value creation payment, if any, would be paid out to individual team members in proportion to the shares granted to that team member under the Plan.

         DEFERRED COMPENSATION - Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

         STOCK OPTION INCENTIVE PLAN/EQUITY COMPENSATION PLAN - Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares", in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

         The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder.

         There is a contractual minimum number of options available for distribution to Focus Growth Team members for the years 2005-2009.

         Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

         OTHER COMPENSATION - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

OWNERSHIP OF SECURITIES
         As of April 30, 2005, the portfolio managers of the Delaware Select Growth Fund owned no Fund shares.


OFFICERS AND TRUSTEES

         The business and affairs of Mutual Funds III are managed under the direction of its Board of Trustees.

         Certain officers and trustees of Mutual Funds III hold identical positions in each of the other funds in the Delaware Investments family. [On August 2, 2005, Mutual Funds III's officers and trustees owned less than 1% of the outstanding shares of each class of the Fund's Class A, Class B, Class C and Class R Shares. As of August 2, 2005, Mutual Funds III's officers and trustees owned __% of the outstanding shares of the Delaware Select Growth Fund's Institutional Class Shares.]

         As of August 1, 2005, management believes the following shareholders held of record 5% or more of the outstanding shares of a Class:

------------------------------------------ ---------------------------------------------------- ------------------- --------------
CLASS                                      NAME AND ADDRESS OF ACCOUNT                                SHARE AMOUNT     PERCENTAGE
-----                                      ---------------------------                                ------------     ----------
------------------------------------------ ---------------------------------------------------- ------------------- --------------
Delaware Select Growth Fund                Merrill Lynch, Pierce, Fenner & Smith
A Class                                    For the Sole Benefit of its Customers
                                           Attn: Fund Administration
                                           4800 Deer Lake Drive East, 2nd Floor
                                           Jacksonville, FL  32246-6484
------------------------------------------ ---------------------------------------------------- ------------------- --------------
Delaware Select Growth Fund                Merrill Lynch, Pierce, Fenner & Smith
B Class                                    For the Sole Benefit of its Customers
                                           Attn: Fund Administration
                                           4800 Deer Lake Drive East, 2nd Floor
                                           Jacksonville, FL 32246-6484
------------------------------------------ ---------------------------------------------------- ------------------- --------------
Delaware Select Growth Fund                Merrill Lynch, Pierce, Fenner & Smith
C Class                                    For the Sole Benefit of its Customers
                                           Attn: Fund Administration
                                           4800 Deer Lake Drive East, 2nd Floor
                                           Jacksonville, FL 32246-6484
------------------------------------------ ---------------------------------------------------- ------------------- --------------

------------------------------------------ ---------------------------------------------------- ------------------- --------------
CLASS                                      NAME AND ADDRESS OF ACCOUNT                                SHARE AMOUNT     PERCENTAGE
-----                                      ---------------------------                                ------------     ----------
------------------------------------------ ---------------------------------------------------- ------------------- --------------
Delaware Select Growth Fund                T. Rowe Price Retirement Plan Services
Institutional Class                        For the Benefit of Retirement Plan Clients
                                           4515 Painters Mill Rd.
                                           Owings Mills, MD 21117-4903
                                           ---------------------------------------------------- ------------------- --------------
                                           RS DMC Employee MPP Plan
                                           Delaware Management Company MPP Trust
                                           c/o Rick Seidel
                                           2005 Market Street
                                           Philadelphia, PA 19103-7094
                                           ---------------------------------------------------- ------------------- --------------
                                           Reliance Trust Company
                                           TTEE FBO Dean Foods 401(k) Plan
                                           Attn: Fanny Sheumaker
                                           2515 McKinney Avenue, Suite 120 LB30
                                           Dallas, TX 75201-1978
                                           ---------------------------------------------------- ------------------- --------------
                                           RS DMTC 457 Deferred Comp. Plan
                                           Philadelphia Gas Works 457 Plan
                                           Attn: Retirement Plans
                                           2005 Market Street
                                           Philadelphia, PA 19103-7094
                                           ---------------------------------------------------- ------------------- --------------
                                           Western Washington U.A.
                                           Supplemental Pension Plan
                                           c/o Zenith Administrators
                                           201 Queen Anne Avenue N., Suite 100
                                           Seattle, WA 98109-4824
------------------------------------------ ---------------------------------------------------- ------------------- --------------

          DMH Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc. Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Delaware Management Trust Company, Delaware Management Business Trust, Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Lincoln Investment Advisers (a series of Delaware Management Business Trust), Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Retirement Financial Services, Inc. and LNC Administrative Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH is an indirect, wholly owned subsidiary, and is subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.

          Trustees and principal officers of Mutual Funds III are noted below along with their ages and their business experience for the past five years.

---------------------------- ---------------- ------------------ -------------------------------- -------------------- -------------
                                                                                                                          OTHER
                                                                                                       NUMBER OF       DIRECTORSHIPS
                                                                                                   PORTFOLIOS IN FUND    HELD BY
                             POSITION(S) HELD                                                       COMPLEX OVERSEEN     TRUSTEE/
   NAME, ADDRESS AND            WITH MUTUAL     LENGTH OF TIME    PRINCIPAL OCCUPATION(S) DURING   BY TRUSTEE/DIRECTOR  DIRECTOR OR
   BIRTHDATE                     FUNDS III          SERVED             PAST 5 YEARS                    OR OFFICER        OFFICER
---------------------------- ---------------- ------------------ -------------------------------- -------------------- -------------
   INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
   JUDE T. DRISCOLL(2)          Chairman,         5 Years -          Since August 2000, Mr.               92                    None
   2005 Market Street          President,     Executive Officer  Driscoll has served in various
   Philadelphia, PA 19103         Chief                              executive capacities at
                                Executive     1 Year - Trustee     different times at Delaware
   March 10, 1963              Officer and                               Investments(1)
                                 Trustee
                                                                    Senior Vice President and
                                                                    Director of Fixed-Income
                                                                    Process - Conseco Capital
                                                                           Management
                                                                    (June 1998 - August 2000)
------------------------------------------------------------------------------------------------------------------------------------
   INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
   THOMAS L. BENNETT             Trustee       Since March 23,         Private Investor -                 92                    None
   2005 Market Street                               2005             (March 2004 - Present)
   Philadelphia, PA 19103
                                                                      Investment Manager -
   October 4, 1947                                                    Morgan Stanley & Co.
                                                                   (January 1984 - March 2004)
---------------------------- ---------------- ------------------ -------------------------------- ---------------- -----------------
   JOHN A. FRY                   Trustee           4 Years                 President -                    92             Director -
   2005 Market Street                                              Franklin & Marshall College                      Community Health
   Philadelphia, PA 19103                                             (June 2002 - Present)                              Systems

   May 28, 1960                                                    Executive Vice President -
                                                                   University of Pennsylvania
                                                                    (April 1995 - June 2002)
---------------------------- ---------------- ------------------ -------------------------------- -------------------- -------------
   ANTHONY D. KNERR              Trustee          12 Years         Founder/Managing Director -            92                    None
   2005 Market Street                                              Anthony Knerr & Associates
   Philadelphia, PA 19103                                            (Strategic Consulting)
                                                                        (1990 - Present)
   December 7, 1938
---------------------------- ---------------- ------------------ -------------------------------- -------------------- -------------
   LUCINDA S. LANDRETH           Trustee       Since March 23,     Chief Investment Officer -             92                    None
   2005 Market Street                               2005                 Assurant, Inc.
   Philadelphia, PA 19103                                                  (Insurance)
                                                                          (2002 - 2004)
   June 24, 1947
---------------------------- ---------------- ------------------ -------------------------------- ---------------- -----------------
   ANN R. LEVEN                  Trustee          16 Years       Treasurer/Chief Fiscal Officer      92        Director and Audit
   2005 Market Street                                               - National Gallery of Art                Committee Chairperson -
   Philadelphia, PA 19103                                                 (1994 - 1999)                       Andy Warhol Foundation

   November 1, 1940                                                                                              Director and Audit
                                                                                                                 Committee Member -
                                                                                                                     Systemax Inc.
---------------------------- ---------------- ------------------ -------------------------------- ---------------- -----------------

---------------------------- ---------------- ------------------ -------------------------------- -------------------- -------------
                                                                                                                          OTHER
                                                                                                       NUMBER OF       DIRECTORSHIPS
                                                                                                   PORTFOLIOS IN FUND    HELD BY
                             POSITION(S) HELD                                                       COMPLEX OVERSEEN     TRUSTEE/
   NAME, ADDRESS AND            WITH MUTUAL     LENGTH OF TIME    PRINCIPAL OCCUPATION(S) DURING   BY TRUSTEE/DIRECTOR  DIRECTOR OR
   BIRTHDATE                     FUNDS III          SERVED             PAST 5 YEARS                    OR OFFICER        OFFICER
---------------------------- ---------------- ------------------ -------------------------------- -------------------- -------------
  INDEPENDENT TRUSTEES (continued)
------------------------------------------------------------------------------------------------------------------------------------
  THOMAS F. MADISON              Trustee          11 Years          President/Chief Executive              92           Director -
  2005 Market Street                                              Officer - MLM Partners, Inc.                        Banner Health
  Philadelphia, PA 19103                                           (Small Business Investing &
                                                                           Consulting)                           Director and Audit
  February 25, 1936                                                 (January 1993 - Present)                     Committee Member -
                                                                                                                Center Point Energy

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                  Digital River Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Rimage Corporation

                                                                                                                      Director -
                                                                                                                Valmont Industries,
                                                                                                                          Inc.
---------------------------- ---------------- ------------------ -------------------------------- --------------------- ------------
  JANET L. YEOMANS               Trustee           6 Years          Vice President/Mergers &               92                None
  2005 Market Street                                                     Acquisitions -
  Philadelphia, PA 19103                                                 3M Corporation
                                                                    (January 2003 - Present)
  July 31, 1948
                                                                     Ms. Yeomans has held various
                                                                   management positions at 3M
                                                                     Corporation since 1983.
---------------------------- ---------------- ------------------ -------------------------------- --------------------- ------------
  J. RICHARD ZECHER              Trustee       Since March 23,              Founder -                      92     Director and Audit
  2005 Market Street                                2005               Investor Analytics                        Committee Member -
  Philadelphia, PA 19103                                                (Risk Management)                        Investor Analytics
                                                                      (May 1999 - Present)
  July 3, 1940                                                                                                   Director and Audit
                                                                                                                 Committee Member -
                                                                                                                    Oxigene, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
  MICHAEL P. BISHOF            Senior Vice       Chief Financial     Mr. Bishof has served in various      92           None(3)
  2005 Market Street          President and       Officer since      executive capacities at different
  Philadelphia, PA 19103      Chief Financial      February 17,        times at Delaware Investments
                                Officer              2005
  August 18, 1962
---------------------------- ---------------- ------------------ -------------------------------- --------------------- ------------
  RICHELLE S. MAESTRO        Executive Vice        2 Years       Ms. Maestro has served in various         92            None(3)
  2005 Market Street         President, Chief                    executive capacities at different
  Philadelphia, PA 19103      Legal Officer                        times at Delaware Investments.
                              and Secretary
  November 26, 1957
---------------------------- ---------------- ------------------ -------------------------------- --------------------- ------------
  JOHN J. O'CONNOR             Senior Vice     Treasurer since     Mr. O'Connor has served in              92            None(3)
  2005 Market Street          President and   February 17, 2005   various executive capacities at
  Philadelphia, PA 19103        Treasurer                         different times at Delaware
                                                                         Investments
  June 16, 1957
---------------------------- ---------------- ------------------ -------------------------------- --------------------- ------------

  (1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's investment advisor, principal underwriter and its transfer agent.
  (2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
  (3) Mr. Bishof, Ms. Maestro and Mr. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter and transfer agent as the registrant.
--------------------------------------------------------------------------------

Following is additional information regarding investment professionals affiliated with Mutual Funds III.

-------------------------------- ---------------------------------------- --------------------- ------------------------------------
                                                                                                 PRINCIPAL OCCUPATION(S) DURING PAST
NAME, ADDRESS AND BIRTHDATE      POSITION(S) HELD WITH MUTUAL FUNDS III    LENGTH OF TIME SERVED               5 YEARS
-------------------------------- ---------------------------------------- ---------------------- -----------------------------------
CHRISTOPHER J. BONAVICO            Vice President and Senior Portfolio       Less than 1 Year    Vice President and Senior Portfolio
505 Montgomery Street                            Manager                                            Manager - Delaware Investment
11th Floor                                                                                          Advisers, a series of Delaware
San Francisco, CA 94111                                                                               Management Business Trust
                                                                                                            (2005 - Present)
September 9, 1965

                                                                                                  Mr. Bonavico has served in various
                                                                                                  capacities at different times at
                                                                                                 Transamerica Investment Management,
                                                                                                                   LLC
-------------------------------- ---------------------------------------- ------------------------ ---------------------------------
KENNETH F. BROAD                   Vice President and Senior Portfolio       Less than 1 Year    Vice President and Senior Portfolio
505 Montgomery Street                            Manager                                            Manager - Delaware Investment
11th Floor                                                                                         Advisers, a series of Delaware
San Francisco, CA  94111                                                                               Management Business Trust
                                                                                                            (2005 - Present)
October 6, 1965

                                                                                                   Mr. Broad has served in various
                                                                                                   capacities at different times at
                                                                                                 Transamerica Investment Management,
                                                                                                                 LLC
-------------------------------- ---------------------------------------- ------------------------ ---------------------------------
PATRICK G. FORTIER                          Portfolio Manager                Less than 1 Year        Portfolio Manager - Delaware
505 Montgomery Street                                                                              Investment Advisers, a series of
11th Floor                                                                                        Delaware Management Business Trust
San Francisco, CA 94111                                                                                    (2005 - Present)

May 31, 1970                                                                                      Mr. Fortier has served in various
                                                                                                   capacities at different times at
                                                                                                 Transamerica Investment Management,
                                                                                                                  LLC
-------------------------------- ---------------------------------------- ------------------------ ---------------------------------
DANIEL J. PRISLIN                  Vice President and Senior Portfolio       Less than 1 Year    Vice President and Senior Portfolio
505 Montgomery Street                            Manager                                             Manager - Delaware Investment
11th Floor                                                                                           Advisers, a series of Delaware
San Francisco, CA 94111                                                                                Management Business Trust
                                                                                                            (2005 - Present)
September 20, 1967

                                                                                                  Mr. Prislin has served in various
                                                                                                   capacities at different times at
                                                                                                 Transamerica Investment Management,
                                                                                                                  LLC
-------------------------------- ---------------------------------------- ------------------------ ---------------------------------
JEFFREY S. VAN HARTE             Chief Investment Officer - Focus Growth     Less than 1 year         Chief Investment Officer/Focus
505 Montgomery Street                                                                                  Growth - Delaware Investment
11th Floor                                                                                            Advisers, a series of Delaware
San Francisco, CA 94111                                                                                 Management Business Trust
                                                                                                             (2005 - Present)
July 24, 1958

                                                                                                 Mr. Van Harte has served in various
                                                                                                   capacities at different times at
                                                                                                 Transamerica Investment Management,
                                                                                                                  LLC
-------------------------------- ---------------------------------------- ------------------------ ---------------------------------

         The following table shows each Trustee's ownership of shares of the Fund and of all Delaware Investments funds as of December 31, 2004.

------------------------------------------ ------------------------------------------ ------------------------------------------
                                                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                       SECURITIES IN ALL REGISTERED INVESTMENT
                                               DOLLAR RANGE OF EQUITY SECURITIES       COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
NAME                                                     IN THE FUND                          OF INVESTMENT COMPANIES
------------------------------------------ ------------------------------------------ ------------------------------------------
Jude T. Driscoll                                             None                                   Over $100,000
------------------------------------------ ------------------------------------------ ------------------------------------------
Walter A. Babich(1)                                          None                                   Over $100,000
------------------------------------------ ------------------------------------------ ------------------------------------------
Thomas L. Bennett(2)                                         None                                       None
------------------------------------------ ------------------------------------------ ------------------------------------------
John H. Durham(1)                                            None                                   Over $100,000
------------------------------------------ ------------------------------------------ ------------------------------------------
John A. Fry                                                 None(3)                                 Over $100,000
------------------------------------------ ------------------------------------------ ------------------------------------------
Anthony D. Knerr                                       $10,001 - $50,000                          $10,001 - $50,000
------------------------------------------ ------------------------------------------ ------------------------------------------
Lucinda S. Landreth(2)                                       None                                       None
------------------------------------------ ------------------------------------------ ------------------------------------------
Ann R. Leven                                           $10,001 - $50,000                            Over $100,000
------------------------------------------ ------------------------------------------ ------------------------------------------
Thomas F. Madison                                        $1 - $10,000                             $10,001 - $50,000
------------------------------------------ ------------------------------------------ ------------------------------------------
Janet L. Yeomans                                             None                                $50,001 - $100,000
------------------------------------------ ------------------------------------------ ------------------------------------------
J. Richard Zecher(2)                                         None                                       None
------------------------------------------ ------------------------------------------ ------------------------------------------

(1)      Trustee retired from the Board on March 22, 2005.
(2) Trustee elected to the Board on March 23, 2005; information provided as of that date.
(3) As of December 31, 2004, John A. Fry held assets in a 529 Plan account. Under the terms of the Plan, a portion of the assets held in the Plan may be invested in the Funds. Mr. Fry held no shares in the Fund outside of the Plan as of December 31, 2004.

         The following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from Mutual Funds III and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a trustee or director for the fiscal year ended April 30, 2005 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of April 30, 2005. Only the independent trustees/directors of Mutual Funds III receive compensation from the Fund.

--------------------------- ---------------------------- ------------------- ------------------ -----------------------
                                                             PENSION OR                           TOTAL COMPENSATION
                                                             RETIREMENT          ESTIMATED             FROM THE
                                     AGGREGATE                BENEFITS            ANNUAL              INVESTMENT
                                   COMPENSATION              ACCRUED AS          BENEFITS            COMPANIES IN
                                       FROM                 PART OF FUND           UPON                DELAWARE
NAME                             MUTUAL FUNDS III             EXPENSES         RETIREMENT(1)        INVESTMENTS(2)
--------------------------- ---------------------------- ------------------- ------------------ -----------------------
--------------------------- ---------------------------- ------------------- ------------------ -----------------------
Walter P. Babich(3)                   $3,786                    None              $70,000              $122,373
--------------------------- ---------------------------- ------------------- ------------------ -----------------------
Thomas L. Bennett(3)                    $142                    None              $70,000                $5,833
--------------------------- ---------------------------- ------------------- ------------------ -----------------------
John H. Durham(3)                     $3,184                    None              $70,000              $101,507
--------------------------- ---------------------------- ------------------- ------------------ -----------------------
John A. Fry                           $3,754                    None              $70,000           $109,695(4)
--------------------------- ---------------------------- ------------------- ------------------ -----------------------
Anthony D. Knerr                      $4,147                    None              $70,000              $135,282
--------------------------- ---------------------------- ------------------- ------------------ -----------------------
Lucinda S. Landreth(3)                  $142                    None              $70,000                $5,832
--------------------------- ---------------------------- ------------------- ------------------ -----------------------
Ann R. Leven                          $4,056                    None              $70,000              $133,040
--------------------------- ---------------------------- ------------------- ------------------ -----------------------
Thomas F. Madison                     $3,782                    None              $70,000              $123,873
--------------------------- ---------------------------- ------------------- ------------------ -----------------------
Jan L. Yeomans                        $3,762                    None              $70,000              $123,040
--------------------------- ---------------------------- ------------------- ------------------ -----------------------
J. Richard Zecher(3)                    $142                    None              $70,000                $5,833
--------------------------- ---------------------------- ------------------- ------------------ -----------------------

(1) Under the terms of the Delaware Investments Retirement Plan for Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as Trustee/Director for a period equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible Trustee/Director retired as of April 30, 2005, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.

(2) Each independent Trustee/Director currently receives a total annual retainer fee of $70,000 for serving as a Trustee/Director for all 32 investment companies in Delaware Investments, plus $5,000 for each Board Meeting attended. The following compensation is in the aggregate from all investment companies in the complex. Members of the audit committee receive additional compensation of $2,500 for each meeting. Members of the nominating committee receive additional compensation of $1,700 for each meeting. In addition, the chairpersons of the audit and nominating committees each receive an annual retainer of $10,000 and $1,500, respectively. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $25,000.
(3) Walter P. Babich and John H. Durham retired from the Board of Trustees of Mutual Funds III and each of the 32 investment companies in the Delaware Investments family on March 22, 2005. Thomas L. Bennett, Lucinda S. Landreth and J. Richard Zecher joined the Board of Trustees/Directors of the 32 investment companies in the Delaware Investments family on March 23, 2005.
(4) In addition to this compensation, for the 12-month period ended on April 30, 2005, Mr. Fry received $15,014 in professional fees from Voyageur Funds for services provided to the Fund's Board.

         The Board of Trustees has the following committees:

         Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' independent auditors and the full Board of Trustees. The Audit Committee of the Fund consists of the following four independent trustees appointed by the Board: Thomas F. Madison, Chairperson; Jan L. Yeomans, Thomas L. Bennett and J. Richard Zecher. The Audit Committee held 5 meetings during the Trust's last fiscal year.

         Nominating and Corporate Governance Committee: This committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for independent trustees. The Nominating Committee will consider selections for Board of Directors nominations from shareholders. The Nominating Committee of the Fund currently consists of the following three trustees/directors appointed by the Board: Anthony D. Knerr, Chairperson; John A. Fry and Lucinda S. Landreth, all of whom are independent. The Nominating Committee held 12 meetings during the Trust's last fiscal year.

         Independent Trustee Committee: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees and its activities. The Independent Trustee Committee of the Fund currently consists of the following eight independent Trustees/Directors: Thomas L. Bennett, John A. Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann R. Leven, Thomas F. Madison, Jan L. Yeomans and
J. Richard Zecher. The Independent Trustee Committee held 5 meetings during the Trust's last fiscal year.


GENERAL INFORMATION

         Mutual Funds III, was organized as a Pennsylvania business trust in 1981, reorganized as a Maryland corporation in 1990 and further reorganized as a Delaware business trust on December 15, 1999. It is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the 1940 Act.

         The Manager is the investment manager of the Fund. The Manager also provides investment management services to certain of the other funds in the Delaware Investments family. An affiliate of the Manager manages private investment accounts. While investment decisions of the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions of the Fund.

         The Board of Trustees is responsible for overseeing the performance of the Funds' investment advisor and determining whether to approve and/or renew the Funds' investment management agreements. When the Board considers whether to renew an investment management agreement, it considers various factors that include:

         The nature, extent and quality of the services provided by the investment advisor.

         The investment performance of the Fund's assets managed by the investment advisor.

         The fair market value of the services provided by the investment advisor.

         Comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

         The extent to which economies of scale would be realized as the fund grows.

         Other benefits accruing to the investment advisor or its affiliates from its relationship with the fund.

         The investment advisor's management of the operating expenses of the fund, such as transaction costs, including how fund transactions for the fund are conducted and brokers are chosen.

         In reviewing the investment management agreements for the Fund, the Board of Trustees considered the Fund's performance relative to its peers and benchmark, the investment process and controls used in managing the Fund, the Fund's fees and expenses relative to its peers, the experience and qualifications of personnel responsible for managing the Fund and quality of other services provided to the Fund in addition to investment advice.

         At a meeting held on May 18-19, 2005 (the "Annual Meeting"), the Board of Trustees, including a majority of non-interested or independent Trustees approved the renewal of the Investment Advisory Agreement for the Delaware Select Growth Fund (the "Fund"). In making its decision, the Board took into consideration information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies and expenses. Information furnished specifically in connection with the Annual Meeting included materials provided by Delaware Investments concerning the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed independent historical and comparative reports prepared by Lipper Financial Services ("Lipper"), an independent organization. The Lipper reports compared the Fund's investment performance and expenses with those of other comparable mutual funds.

         In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. While the Investment Advisory Agreements for all of the funds in the Delaware Investments Family of Funds were considered at the same Board meeting, the Trustees dealt with each fund separately. In approving continuance of the Investment Advisory Agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's discussion.

         NATURE, EXTENT AND QUALITY OF SERVICE. Consideration was given to the services provided by Delaware Investments and its affiliates to the Fund and its shareholders. In reviewing the nature, extent and quality of services, emphasis was given to reports periodically furnished to the Board covering matters such as the compliance of portfolio managers with the investment policies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex, the adherence to fair value pricing procedures as established by the Board, and the accuracy of net asset value calculations. The Board was pleased with the current staffing of the Fund's investment adviser during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to Delaware Investments' efforts to maintain, and in some instances increase, financial and personnel resources committed by Delaware Investments. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters, particularly given the rapid pace of legislative, regulatory and litigation initiatives in 2004 and 2005. The Board also took into account the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, noting the receipt by such affiliate of the DALBAR Pyramid Award in four of the last six years and the continuing expenditures by Delaware Investments to increase and improve the scope of shareholder services. Additionally, the Board noted the extent of benefits provided Fund shareholders from being part of the Delaware Investment Family of Funds, including the privilege to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature and quality of the overall services provided by Delaware Investments and its affiliates.

         INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). Comparative performance for the Fund was shown for the past one, three and five year periods ended February 28, 2005. The following summarizes the performance results for the Fund and the Board's view of such performance.

The Fund's performance over the past one, three and five year periods ended February 28, 2005 and quartile ranking of each of the Funds compared by Lipper to their respective peer group is as follows. The Fund's performance is ranked within its Lipper Investment Classification/Objective. A fund with the highest performance is ranked first, and a fund with the lowest performance is ranked last. The performance quartile illustrates the quartile position of the Fund within its Lipper Investment Classification/Objective. For purposes of total return, the quartiles are defined as the first quartile is the highest or best 25%; the second quartile is the next 25%; the third quartile is the next 25%; and the fourth quartile is the lowest or worst 25%.

------------------------------------------------------------------ ------------------- ------------------ --------------------
                                                                               1 YEAR            3 YEARS              5 YEARS
------------------------------------------------------------------ ------------------- ------------------ --------------------
------------------------------------------------------------------ ------------------- ------------------ --------------------
Delaware Select Growth Fund                                                    -.096%              1.30%              -13.47%
                                                                         4th quartile       4th quartile         4th quartile
------------------------------------------------------------------ ------------------- ------------------ --------------------

         COMPARATIVE EXPENSES. Consideration was also given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of similar funds as selected by Lipper (the "Lipper Expense Group"). In reviewing comparative costs, the Fund's management fee was compared with the management fees that would have been charged by other funds within its Lipper Expense Group of comparable asset size, and the total expenses of the Fund were compared with those of its Lipper Expense Group.

         The Board emphasized its objective to limit the total expense ratio of the Fund to an acceptable range and gave favorable consideration to Delaware Investments' agreement with that objective and dedication to implement remedial action, in the form of voluntary or contractual expense caps in order to meet that objective. While realizing that other factors such as the manager's profitability and economies of scale bear on the reasonableness of the fees, the Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

         The Fund's quartile rankings (as of the Fund's last fiscal year) for contractual management fees, actual management fees and total expenses were as follows. The fund's expenses are ranked within the Expense Group or Expense Universe. A fund with the lowest expense is ranked first, and a fund with the highest expense is ranked last. The expense quartile illustrates the position of the Fund within the Expense Group or Expense Universe. For purposes of expenses, the quartiles are defined as: the first quartile in the lowest or best 25%; the second quartile is the next 25%; the third quartile is the next 25%; and the fourth quartile is the highest or worst 25%.

------------------------------------------------------------------- --------------------- --------------------- --------------------
                                                                        CONTRACTUAL        ACTUAL MANAGEMENT
                                                                      MANAGEMENT FEES             FEES              TOTAL EXPENSES
------------------------------------------------------------------- --------------------- --------------------- --------------------
------------------------------------------------------------------- --------------------- --------------------- --------------------
Delaware Select Growth Fund                                                 2nd quartile          1st quartile          3rd quartile
------------------------------------------------------------------- --------------------- --------------------- --------------------

         The Board found the Fund's fees to be appropriate after considering these factors and generally in line with fees charged to comparable funds in the industry.

         MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by Delaware Investments and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds. Specific attention was given to the methodology followed in allocating costs to the Fund. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that such methodology was subject to periodic review and testing by the Fund's internal auditors and outside accountants. Delaware Investments emphasized that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by Delaware Investments and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability. Delaware Investments also stated that the level of profits of Delaware Investments and its affiliates, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. Additionally, the Board considered Delaware Investments' expenditures to improve shareholder services provided to the Funds and to meet additional regulatory and compliance requirements resulting from Sarbanes-Oxley and recent SEC initiatives. The Board also considered the extent to which Delaware Investments and its affiliates might derive ancillary benefits from fund operations, including benefits from allocation of funds brokerage and the use of "soft" commission dollars to pay for research. The Board was satisfied with the information provided regarding the profits realized by Delaware Investments and its affiliates.

         ECONOMIES OF SCALE. The Trustees also considered whether economies of scale are realized by Delaware Investments as the Fund assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Board took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex wide proxy conducted in 1998/1999. It was noted that the fee under the Fund's management contract fell within the standard structure. In view of such structure and the favorable fee and expense comparisons of the Fund within its Lipper Expense Group, the Board concluded that, to the extent economies of scale may be realized by Delaware Investments and its affiliates, there was a sharing of benefits with the Fund and its shareholders.

         The Manager manages several of the investment options for Delaware-Lincoln ChoicePlus and Delaware Medallion(SM) III Variable Annuities. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. ChoicePlus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through ChoicePlus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity, although actual performance will differ due to such factors as different expense levels, asset size and its timing of purchases and redemptions.

         The Delaware Investments Family of Funds, the Manager, the Distributor and the Financial intermediary wholesaler, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Fund, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics for the Delaware Investments Family of Funds, the Manager, the Distributor and the Financial intermediary wholesaler are on public file with, and are available from, the SEC.

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Investments Family of Funds. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge of $23.10 per annum for each open and closed account on the their records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis.

         These charges are assessed monthly on a pro rata basis and determined by using the number of accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees.

         The Transfer Agent also provides accounting services to the Fund. Those services include performing all functions related to calculating the Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments Family of Funds for which it provides such accounting services. Such fee is equal to 0.04% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services. The fees are charged to the Fund and the other mutual funds in the Delaware Investments Family of Funds, on an aggregate pro rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculation based on the type and number of classes per Fund.

         The Delaware Investments Family of Funds, the Manager, the Distributor and the Financial intermediary distributor, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics for the Delaware Investments Family of Funds, the Manager, the Distributor and the Financial intermediary distributor are on public file with, and are available from, the SEC.

         The Distributor acts as national distributor for the Fund and for the other mutual funds in the Delaware Investments family. In its capacity as such, DDLP received net commissions from the Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

         --------------------------------------------------------------------------------------------------
                                            DELAWARE SELECT GROWTH FUND
         --------------------------------------------------------------------------------------------------
                FISCAL                TOTAL AMOUNT                AMOUNTS                    NET
                 YEAR               OF UNDERWRITING              REALLOWED                COMMISSION
                 ENDED                 COMMISSION                TO DEALERS                TO DDLP
         ---------------------- ------------------------- ------------------------- -----------------------
                4/30/05                  $214,279                  $181,318                 $32,961
                4/30/04                   557,860                   495,986                  55,874
                4/30/03                   537,018                   521,971                  15,047
         ---------------------- ------------------------- ------------------------- -----------------------

         DDLP received Limited CDSC payments with respect to Class A Shares of the Fund as follows:

                      ------------------------------ ------------------------------------------------
                                                              DELAWARE SELECT GROWTH FUND
                             FISCAL YEAR ENDED                         A CLASS
                      ------------------------------ ------------------------------------------------
                                 4/30/05                                      $0
                                 4/30/04                                       0
                                 4/30/03                                   2,793
                      ------------------------------ ------------------------------------------------

         DDLP received CDSC payments with respect to Class B Shares of the Fund as follows:

                      ------------------------------ ------------------------------------------------
                            FISCAL YEAR ENDED                  DELAWARE SELECT GROWTH FUND
                                                                         B CLASS
                      ------------------------------ ------------------------------------------------
                                 4/30/05                                $836,226
                                 4/30/04                                 878,373
                                 4/30/03                               1,751,465
                      ------------------------------ ------------------------------------------------

         DDLP received CDSC payments with respect to Class C Shares of the Fund as follows:

                      ------------------------------ ------------------------------------------------
                                                               DELAWARE SELECT GROWTH FUND
                            FISCAL YEAR ENDED                            C CLASS
                      ------------------------------ ------------------------------------------------
                                 4/30/05                                  $8,693
                                 4/30/04                                   5,456
                                 4/30/03                                  21,593
                      ------------------------------ ------------------------------------------------

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the unaffiliated trustees. The Transfer Agent also provides accounting services to the Fund. Those services include performing all functions related to calculating the Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.025% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.020% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15258, is custodian of the Fund's securities and cash. Mellon Bank maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

CAPITALIZATION
         Mutual Funds III has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class.

         While shares of Mutual Funds III have equal voting rights on matters affecting the Fund, the Fund would vote separately on any matter which it is directly affected by, such as any change in its fundamental investment policies and as otherwise prescribed by the 1940 Act. Shares of the Fund have a priority in the Fund's assets, and in gains on and income from the portfolio of the Fund.

         All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

         Shares of each Class of the Fund represent a proportionate interest in the assets of the Fund, and have the same voting and other rights and preferences as the other classes of that Fund, except that shares of the Fund's Institutional Class may not vote on any matter affecting the Fund Classes' Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares of the Fund may vote only on matters affecting the 12b-1 Plan that relates to the Class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the 12b-1 ~Plan relating to its Class A Shares. General expenses of the Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the 12b-1 Plans of the Fund's Class A, Class B, Class C and Class R Shares will be allocated solely to those classes.

         Effective June 2, 2003, the Fund began offering Class R Shares. Effective as of the close of business September 29, 1999, the name of Delaware Aggressive Growth Fund changed to Delaware Select Growth Fund and corresponding changes were also made to the Fund's Classes. On August 16, 1999, the names of Delaware-Voyageur Aggressive Growth Fund and Delaware-Voyageur Growth Stock Fund changed to Delaware Aggressive Growth Fund and Delaware Select Growth Fund. Corresponding changes were also made to the names of each of the Classes of the Funds. Beginning June 9, 1997, the names of Voyageur Aggressive Growth Fund changed to Delaware-Voyageur Aggressive Growth Fund and Voyageur Growth Stock Fund changed to Delaware-Voyageur Growth Stock Fund. Beginning August 29, 1997, the Fund began offering Institutional Class Shares.

NONCUMULATIVE VOTING
         Mutual Funds III's shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Mutual Funds III voting for the election of trustees can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.


FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent registered public accounting firm for Mutual Funds III and, in its capacity as such, audits the annual financial statements of the Funds. Each Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, the independent registered public accounting firm, for the fiscal year ended April 30, 2005 are included in each Fund's Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

APPENDIX A -- RATINGS

EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS
         Standard & Poor's. The investment process involves assessment of various factors -- such as product and industry position, corporate resources and financial policy -- with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor's believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

         Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

         Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

         The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years -- a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

         Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

         The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

        --------- ------------------------- ------- ------------------------ ------- -----------------------
        A+        Highest                   B+      Average                  C       Lowest
        --------- ------------------------- ------- ------------------------ ------- -----------------------
        A         High                      B       Below Average            D       In Reorganization
        --------- ------------------------- ------- ------------------------ ------- -----------------------
        A-        Above Average             B-      Lower
        --------- ------------------------- ------- ------------------------ ------- -----------------------

         NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

         The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

         A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

COMMERCIAL PAPER RATINGS
------------------------
         Standard & Poor's. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2, and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong.

         Moody's Investors Service, Inc. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Prime-1 Superior capacity for repayment of short-term promissory obligations.
         Prime-2 Strong capacity for repayment of short-term promissory obligations.
         Prime-3 Acceptable capacity for repayment of short-term promissory obligations.

CORPORATE BOND RATINGS
----------------------
         Standard & Poor's. Its ratings for corporate bonds have the following definitions:

Investment grade:
         Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade:
         Debt rated "BB," "B," "CCC" and "CC" and "C" is regarded, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as a "Investment Grade" ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

         Moody's Investors Service, Inc. Its ratings for corporate bonds include the following:

         Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

PREFERRED STOCK RATING
----------------------
         Standard & Poor's. Its ratings for preferred stock have the following definitions:

         An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

         Preferred stock rate "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

         A preferred stock rated "C" is a non-paying issue.

         A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

         "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         Moody's Investors Service, Inc. Its ratings for preferred stock include the following:

         An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         An issue which is rate "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         An issue which is rated "baa" is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

         An issue rated "c" is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

APPENDIX B -- STOCK INDEX FUTURES CONTRACTS AND RELATED OPTIONS

STOCK INDEX FUTURES CONTRACTS
-----------------------------
         To the extent described in the Prospectus and Statement of Additional Information, the Fund may purchase and sell stock index futures contracts, options thereon and options on stock indexes. Stock index futures contracts are commodity contracts listed on commodity exchanges. They presently include contracts on the S&P 500 Index and such other broad stock market indexes as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index, as well as narrower "sub-indexes" such as the S&P 100 Energy Stock Index and the New York Stock Exchange Utilities Stock Index. A stock index assigns relative values to common stocks included in the index and the index fluctuates with the value of the common stocks so included. A futures contract is a legal agreement between a buyer or seller and the clearing house of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the stock index on the last trading day of the contract. The amount is a specified dollar amount (usually $100 or $500) times the difference between the index value on the last trading day and the value on the day the contract was struck.

         For example, the S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of S&P 500 Index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500). Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract with the settlement amount being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example (excluding any transaction costs), if the Fund enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the Fund will gain $500 x (154-150) or $2,000. If the Fund enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the Fund will lose $500 x (152-150) or $1,000.

         Unlike the purchase or sale of an equity security, no price would be paid or received by the Fund upon entering into stock index futures contracts. Upon entering into a contract, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or U.S. Treasury bills equal to a portion of the contract value. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve borrowing funds by the Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

         Subsequent payments, called "variation margin," to and from the broker would be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the contract more or less valuable, a process known as "marking to the market." For example, when the Fund enters into a contract in which it benefits from a rise in the value of an index and the price of the underlying stock index has risen, the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, if the price of the underlying stock index declines, the Fund would be required to make a variation margin payment to the broker equal to the decline in value.

         The Fund intends to use stock index futures contracts and related options for hedging and not for speculation. Hedging permits the Fund to gain rapid exposure to or protect itself from changes in the market. For example, the Fund may find itself with a high cash position at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement. By using futures contracts, the Fund can obtain immediate exposure to the market and benefit from the beginning stages of a rally. The buying program can then proceed, and once it is completed (or as it proceeds), the contracts can be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into stock index futures contracts to sell units of an index and individual stocks can be sold over a longer period under cover of the resulting short contract position.

         The Fund may enter into contracts with respect to any stock index or sub-index. To hedge the Fund's portfolio successfully, however, the Fund must enter into contracts with respect to indexes or sub-indexes whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

         Options on Stock Index Futures Contracts. To the extent described in the Prospectus and/or this Part B the Fund may purchase and sell put and call options on stock index futures contracts which are traded on a recognized exchange or board of trade as a hedge against changes in the market, and will enter into closing transactions with respect to such options to terminate existing positions. An option on a stock index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. A call option gives the purchaser of such option the right to buy, and it obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the stock index futures contract on the expiration date. The Fund will pay a premium for purchasing options on stock index futures contracts. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund. In connection with the writing of options on stock index futures contracts, the Fund will make initial margin deposits and make or receive maintenance margin payments that reflect changes in the market value of such options. Premiums received from the writing of an option are included in initial margin deposits.

         Purchase of Put Options on Futures Contracts. The Fund will purchase put options on futures contracts if the Fund's investment advisor anticipates a market decline. A put option on a stock index futures contract becomes more valuable as the market declines. By purchasing put options on stock index futures contracts at a time when the Fund's investment advisor expects the market to decline, the Fund will seek to realize a profit to offset the loss in value of its portfolio securities.

         Purchase of Call Options on Futures Contracts. The Fund will purchase call options on stock index futures contracts if the Fund's investment advisor anticipates a market rally. The purchase of a call option on a stock index futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. A call option on such a contract becomes more valuable as the market appreciates. The Fund will purchase a call option on a stock index futures contract to hedge against a market advance when the Fund is holding cash. The Fund can take advantage of the anticipated rise in the value of equity securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund's cash can be used to buy portfolio securities.

         Writing Call Options on Futures Contracts. The Fund will write call options on stock index futures contracts if the Fund's investment advisor anticipates a market decline. As the market declines, a call option on such a contract becomes less valuable. If the futures contract price at expiration of the option is below the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount provides a partial hedge against any decline that may have occurred in the Fund's portfolio securities.

         Writing Put Options on Futures Contracts. The Fund will write put options on stock index futures contracts if the Fund's investment advisor anticipates a market rally. As the market appreciates, a put option on a stock index futures contract becomes less valuable. If the futures contract price at expiration of the option has risen due to market appreciation and is above the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount can then be used by a Fund to buy portfolio securities when the market has stabilized.

         Risks Relating to Options on Stock Index Futures Contracts. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when a purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not result in a loss, such as when there is no movement in the underlying index.

         The writing of a put or call option on a futures contract involves risks similar to those relating to transactions in futures contracts as described in the Prospectus and Statement of Additional Information. By writing a call option, the Fund, in exchange for the receipt of a premium, becomes obligated to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures contracts may exceed the amount of the premium received.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         Finally, the Fund's purchase or sale of put or call options on stock index futures contracts will be based upon predictions as to anticipated market trends by the Fund's investment advisor or sub-advisor, which could prove to be inaccurate. Even if the expectations of the Fund's investment advisor or sub-advisor are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

                                     PART C

                                Other Information


Item 23.          Exhibits

                  (a) Agreement and Declaration of Trust.

                           (1) Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 37 filed December 14, 1999.

                           (2) Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 37 filed December 14, 1999.

                  (b) By-Laws. By-Laws (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 37 filed December 14, 1999.

                  (c)      Copies of All Instruments Defining the Rights of
                           Holders.

                           (1) Agreement and Declaration of Trust. Articles III, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 37 filed December 14, 1999.

                           (2) By-Laws. Article II of By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 37 filed December 14, 1999.

                  (d) Investment Management Agreements.

                           (1) Executed Investment Management Agreement (December 15, 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 39 filed May 25, 2001.

                  (e)      (1)      Distribution Agreements.

                                    (i)     Executed Distribution Agreement
                                            (May 15, 2003) between Delaware
                                            Distributors, L.P. and the
                                            Registrant on behalf of each Fund
                                            incorporated into this filing by
                                            reference to Post-Effective
                                            Amendment No. 44 filed June 30,
                                            2003.

                                    (ii)    Executed Financial Intermediary
                                            Distribution Agreement (January 1,
                                            2001) between Delaware Distributors,
                                            L.P. and Lincoln Financial
                                            Distributors, Inc. on behalf of the
                                            Registrant on behalf of each Fund
                                            incorporated into this filing by
                                            reference to Post-Effective
                                            Amendment No. 39 filed May 25, 2001.

                                    (iii)   Executed Appendix A (December 20,
                                            2001) to the Financial Intermediary
                                            Distribution Agreement incorporated
                                            into this filing by reference to
                                            Post-Effective Amendment No. 42
                                            filed June 28, 2002.

                                    (iv)    Executed Amended and Restated
                                            Financial Intermediary Distribution
                                            Agreement (May 15, 2003) between
                                            Delaware Distributors, L.P. and
                                            Lincoln Financial Distributors, Inc.
                                            on behalf of the Registrant on
                                            behalf of each Fund incorporated
                                            into this filing by reference to
                                            Post-Effective Amendment No. 44
                                            filed June 30, 2003.

                                    (v)     Executed Second Amended and Restated
                                            Financial Intermediary Distribution
                                            Agreement (August 21, 2003) between
                                            Delaware Distributors, L.P. and
                                            Lincoln Financial Distributors, Inc.
                                            on behalf of the Registrant on
                                            behalf of each Fund incorporated
                                            into this filing by reference to
                                            Post-Effective Amendment No. 45
                                            filed June 29, 2004.

                           (2) Dealer's Agreement. Dealer's Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 42 filed June 28, 2002.

                           (3) Vision Mutual Fund Gateway Agreement. Vision Mutual Fund Gateway Agreement (November
                                    2000) incorporated into this filing by
                                    reference to Post-Effective Amendment No. 42 filed June 28, 2002.

                           (4) Registered Investment Advisers Agreement. Registered Investment Advisers Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 42 filed June 28, 2002.

                           (5) Bank/Trust Agreement. Bank/Trust Agreement (August 2004) attached as Exhibit.

                  (f)      Inapplicable.

                  (g)      Custodian Agreement.

                           (1) Form of Amended and Restated Mutual Fund Custody and Services Agreement (May 2002) between Mellon Bank, N.A. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 42 filed June 28, 2002.

                           (2) Form of Amendment No. 1 to Appendix D of the Amended and Restated Mutual Fund Custody and Services Agreement (September 2003) between Mellon Bank, N.A. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 45 filed June 29, 2004.

                           (3) Executed Securities Lending Authorization (March 12, 2002) between Mellon Bank, N.A. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 42 filed June 28, 2002.

                  (h) Other Material Contracts.

                           (1) Executed Shareholder Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant on behalf of the each Fund incorporated into this filing by reference to Post-Effective Amendment No. 42 filed June 28, 2002.

                                    (i)     Executed Schedule A (August 24,
                                            2001) to the Shareholder Services
                                            Agreement incorporated into this
                                            filing by reference to
                                            Post-Effective Amendment No. 45
                                            filed June 29, 2004.

                                    (ii)    Executed Schedule B (May 16, 2002)
                                            to the Shareholder Services
                                            Agreement incorporated into this
                                            filing by reference to
                                            Post-Effective Amendment No. 44
                                            filed June 30, 2003.

                                    (iii)   Letter Amendment to the Shareholder
                                            Services Agreement (August 23, 2002)
                                            incorporated into this filing by
                                            reference to Post-Effective
                                            Amendment No. 45 filed June 29,
                                            2004.

                           (2) Executed Fund Accounting Agreement (August 19, 1996) between Delaware Service Company, Inc. and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 30 filed June 27, 1997, Post-Effective Amendment No. 33 filed June 29, 1998 and Post-Effective Amendment No. 34 filed May 11, 1999.

                                    (i)     Executed Amendment No. 29 (December
                                            1, 2004) to Schedule A of the
                                            Delaware Investments Family of Funds
                                            Fund Accounting Agreement attached
                                            as Exhibit.

                                    (iii)   Executed Schedule B (May 16, 2002)
                                            to the Delaware Group of Funds Fund
                                            Accounting Agreement incorporated
                                            into this filing by reference to
                                            Post-Effective Amendment No. 42
                                            filed June 28, 2002.

                  (i) Opinion of Counsel. Incorporated into this filing by reference to Post-Effective Amendment No. 37 filed December 14, 1999.

                  (j) Consent of Auditors. Consent of Auditors to be filed by Amendment.

                  (k)      Inapplicable.

                  (l) Letter of Investment Intent. Incorporated into this filing by reference to Pre-Effective Amendment No. 1.

                  (m) Plans under Rule 12b-1.

                           (1)      Plan under Rule 12b-1 for Class A (April 19,
                                    2001) on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 39 filed May 25, 2001.

                           (2)      Plan under Rule 12b-1 for Class B (April 19,
                                    2001) on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 39 filed May 25, 2001.

                           (3)      Plan under Rule 12b-1 for Class C (April 19,
                                    2001) on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 39 filed May 25, 2001.

                           (4)      Plan under Rule 12b-1 for Class R (May 15,
                                    2003) on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 43 filed April 30, 2003.

                  (n)      Plan under Rule 18f-3. Plan under Rule 18f-3 (May 1,
                           2003) incorporated into this filing by reference to Post-Effective Amendment No. 43 filed April 30, 2003.

                  (o)      Inapplicable.

                  (p)      Code of Ethics.

                           (1) Code of Ethics for the Delaware Investments' Family of Funds (December 2004) attached as Exhibit.

                           (2) Code of Ethics for Delaware Investments (December 2004) attached as Exhibit.

                           (3) Code of Ethics for Lincoln Financial Distributors, Inc. (April 2005) attached as Exhibit.

                  (q) Trustees' Power of Attorney. Trustee's Power of Attorney (May 18, 2005) attached as Exhibit.

Item 24. Indemnification. Article VI of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 37 filed December 14, 1999.

Item 25.          Business and Other Connections of Investment Advisor.

                         Delaware Management Company (the "Manager"), a series
                              of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments family (Delaware Group Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Group Tax-Free Money Fund, Delaware Pooled Trust, Delaware VIP Trust, Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax-Free Funds, Delaware Investments Municipal Trust, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments Minnesota Municipal Income Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

               The following persons serving as directors or officers of the Manager have held the following positions during the past two years. Unless noted, the principal business address of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094

------------------------- --------------------------------- ---------------------------------- --------------------------------
NAME AND PRINCIPAL        POSITIONS & OFFICES WITH MANAGER  POSITIONS & OFFICES WITH           OTHER POSITIONS AND OFFICES
BUSINESS ADDRESS                                            REGISTRANT                         HELD
------------------------- --------------------------------- ---------------------------------- --------------------------------
Jude T. Driscoll          President/Chief Executive         Chairman/President/Chief           Mr. Driscoll has served in
                          Officer                           Executive Officer                  various executive capacities
                                                                                               within Delaware Investments

                                                                                               President/Chief Executive
                                                                                               Officer and Director -
                                                                                               Lincoln National Investments
                                                                                               Companies, Inc.

                                                                                               Director - HYPPCO Finance
                                                                                               Company Ltd.
------------------------- --------------------------------- ---------------------------------- --------------------------------
Ryan K. Brist             Executive Vice                    Executive Vice                     Mr. Brist has served in
                          President/Managing                President/Managing                 various executive capacities
                          Director/Co-Head - Fixed Income   Director/Chief Investment          within Delaware Investments
                                                            Officer - Fixed Income
                                                                                               Vice President - Lincoln
                                                                                               National Income Fund, Inc.
------------------------- --------------------------------- ---------------------------------- --------------------------------

------------------------- --------------------------------- ---------------------------------- --------------------------------
NAME AND PRINCIPAL        POSITIONS & OFFICES WITH MANAGER  POSITIONS & OFFICES WITH           OTHER POSITIONS AND OFFICES
BUSINESS ADDRESS                                            REGISTRANT                         HELD
------------------------- --------------------------------- ---------------------------------- --------------------------------
John C.E. Campbell        Executive Vice President/         Senior Vice President/Deputy       Mr. Campbell has served in
                          Global Marketing & Client         Chief Investment Officer - Fixed   various executive capacities
                          Services                          Income                             within Delaware Investments

                                                                                               President/Chief Executive
                                                                                               Officer - Optimum Fund Trust
------------------------- --------------------------------- ---------------------------------- --------------------------------
Patrick P. Coyne          Executive Vice President/         Executive Vice President/          Mr. Coyne has served in
                          Managing Director/Chief           Managing Director/Chief            various executive capacities
                          Investment Officer - Fixed        Investment Officer - Fixed Income  within Delaware Investments
                          Income
                                                                                               Managing Director - Fixed
                                                                                               Income - Lincoln National
                                                                                               Investment Companies, Inc.
------------------------- --------------------------------- ---------------------------------- --------------------------------
Joseph H. Hastings        Executive Vice President/Chief    None                               Mr. Hastings has served in
                          Financial Officer/Treasurer/                                         various executive capacities
                          Controller                                                           within Delaware Investments

                                                                                               Executive Vice President/Chief
                                                                                               Financial Officer/Treasurer/
                                                                                               Controller - Lincoln National
                                                                                               Investment Companies, Inc.
------------------------- --------------------------------- ---------------------------------- --------------------------------
Richelle S. Maestro       Executive Vice                    Executive Vice President/General   Ms. Maestro has served in
                          President/General                 Counsel/Secretary                  various executive capacities
                          Counsel/Secretary                                                    within Delaware Investments

                                                                                               Executive Vice President/General
                                                                                               Counsel/Secretary and Director/
                                                                                               Trustee - Lincoln National
                                                                                               Investment Companies, Inc.

                                                                                               General Partner - Tri-R
                                                                                               Associates
------------------------- --------------------------------- ---------------------------------- --------------------------------
Philip N. Russo(1)        Executive Vice President/Chief    None                               Mr. Russo has served in
                          Financial Officer                                                    various executive capacities
                                                                                               within Delaware Investments

------------------------- --------------------------------- ---------------------------------- --------------------------------
See Yeng Quek             Executive Vice                    Executive Vice                     Mr. Quek has served in various
                          President/Managing                President/Managing                 executive capacities within
                          Director/Chief Investment         Director/Chief Investment          Delaware Investments
                          Officer - Fixed Income            Officer - Fixed Income
                                                                                               Director/Trustee - HYPPCO
                                                                                               Finance Company Ltd.
------------------------- --------------------------------- ---------------------------------- --------------------------------

------------------------- --------------------------------- ---------------------------------- --------------------------------
NAME AND PRINCIPAL        POSITIONS & OFFICES WITH MANAGER  POSITIONS & OFFICES WITH           OTHER POSITIONS AND OFFICES
BUSINESS ADDRESS                                            REGISTRANT                         HELD
------------------------- --------------------------------- ---------------------------------- --------------------------------
Gerald S. Frey             Emeritus Managing                 Emeritus Managing Director/Chief  Mr. Frey has served in various
                           Director/Chief Investment         Investment Officer - Growth       executive capacities within
                           Officer - Growth Investing        Investing                         Delaware Investments

                                                                                               Managing Director/Chief
                                                                                               Investment Officer - Growth
                                                                                               Investing - Lincoln National
                                                                                               Investment Companies, Inc.
------------------------- --------------------------------- ---------------------------------- --------------------------------
Douglas L. Anderson        Senior Vice President/Operations  None                              Mr. Anderson has served in
                                                                                               various executive capacities
                                                                                               within Delaware Investments
------------------------- --------------------------------- ---------------------------------- --------------------------------
Marshall T. Bassett        Senior Vice President/Chief       Senior Vice President/Chief       Mr. Bassett has served in
                           Investment Officer - Emerging     Investment Officer - Emerging     various executive capacities
                           Growth                            Growth                            within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Joseph Baxter              Senior Vice President/Head of     Senior Vice President/Head of     Mr. Baxter has served in
                           Municipal Bond Investments        Municipal Bond Investments        various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Christopher S. Beck        Senior Vice President/Senior      Senior Vice President/Senior      Mr. Beck has served in various
                           Portfolio Manager                 Portfolio Manager                 executive capacities within
                                                                                               Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Michael P. Bishof          Senior Vice President/Investment  Chief Financial Officer           Mr. Bishof has served in
                           Accounting                                                          various executive capacities
                                                                                               within Delaware Investments

                                                                                               Chief Financial Officer -
                                                                                               Lincoln National Convertible
                                                                                               Securities Fund, Inc. and
                                                                                               Lincoln National Income Fund,
                                                                                               Inc.
-------------------------- --------------------------------- --------------------------------- --------------------------------
Michael P. Buckley         Senior Vice President/Director    Vice President/Portfolio          Mr. Buckley has served in
                           of Municipal Research             Manager/Senior Municipal Bond     various executive capacities
                                                             Analyst                           within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Stephen R. Cianci          Senior Vice President/Senior      Senior Vice President/Senior      Mr. Cianci has served in
                           Portfolio Manager                 Portfolio Manager                 various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Robert F. Collins          Senior Vice President/Senior      Vice President/Senior Portfolio   Mr. Collins has served in
                           Portfolio Manager                 Manager                           various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Timothy G. Connors         Senior Vice President/Chief       Senior Vice President/Chief       Mr. Connors has served in
                           Investment Officer - Value        Investment Officer - Value        various executive capacities
                           Investing                         Investing                         within Delaware Investments

                                                                                               Senior Vice President/Chief
                                                                                               Investment Officer - Value
                                                                                               Investing of Lincoln National
                                                                                               Investment Companies, Inc.
-------------------------- --------------------------------- --------------------------------- --------------------------------
George E. Deming           Senior Vice President/Senior      Senior Vice President/Senior      Mr. Deming has served in
                           Portfolio Manager                 Portfolio Manager                 various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Robert J. DiBraccio        Senior Vice President/Head of     None                              Mr. DiBraccio has served in
                           Equity Trading                                                      various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------

------------------------- --------------------------------- ---------------------------------- --------------------------------
NAME AND PRINCIPAL        POSITIONS & OFFICES WITH MANAGER  POSITIONS & OFFICES WITH           OTHER POSITIONS AND OFFICES
BUSINESS ADDRESS                                            REGISTRANT                         HELD
------------------------- --------------------------------- ---------------------------------- --------------------------------
John B. Fields             Senior Vice President/Senior      Senior Vice President/Senior      Mr. Fields has served in
                           Portfolio Manager                 Portfolio Manager                 various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Brian Funk                 Senior Vice President/Senior      Vice President/Senior High        Mr. Funk has served in various
                           Research Analyst                  Yield Analyst                     executive capacities within
                                                                                               Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Brent C. Garrels           Senior Vice President/Senior      Vice President/High Yield         Mr. Garrels has served in
                           Research Analyst                  Analyst                           various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Paul Grillo                Senior Vice President/Senior      Vice President/Senior Portfolio   Mr. Grillo has served in
                           Portfolio Manager                 Manager                           various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Jonathan Hatcher(2)        Senior Vice President/Senior      Senior Vice President/Senior      Mr. Hatcher has served in
                           Research Analyst                  Research Analyst                  various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Carolyn McIntyre(3)        Senior Vice President/Human       None                              Ms. McIntyre has served in
                           Resources                                                           various executive capacities
                                                                                               within Delaware Investments

                                                                                               Senior Vice President/Human
                                                                                               Resources - Lincoln National
                                                                                               Investment Companies, Inc.
-------------------------- --------------------------------- --------------------------------- --------------------------------
Francis X. Morris          Senior Vice President/Director,   Director, Fundamental             Mr. Morris has served in
                           Fundamental Research/Senior       Research/Senior Portfolio         various executive capacities
                           Portfolio Manager                 Manager                           within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Brian L. Murray, Jr.(4)    Senior Vice President/Chief       Chief Compliance Officer          Mr. Murray has served in
                           Compliance Officer                                                  various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Susan L. Natalini          Senior Vice President/Global      None                              Ms. Natalini has served in
                           Marketing & Client Services                                         various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
D. Tysen Nutt(5)           Senior Vice President/Head of     Senior Vice President/Head of     Mr. Nutt has served in various
                           Large Cap Value                   Large Cap Value                   executive capacities within
                                                                                               Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
John J. O'Connor           Senior Vice                       Senior Vice President/Treasurer   Mr. O'Connor has served in
                           President/Investment Accounting                                     various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Philip R. Perkins(6)       Senior Vice President/Senior      Senior Vice President/Senior      Mr. Perkins has served in
                           Portfolio Manager                 Portfolio Manager                 various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Timothy L. Rabe            Senior Vice President/Senior      Senior Vice President/Senior      Mr. Rabe has served in various
                           Portfolio Manager/Head of High    Portfolio Manager                 executive capacities within
                           Yield                                                               Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
James L. Shields           Senior Vice President/Chief       None                              Mr. Shields has served in
                           Information Officer                                                 various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Jeffrey S. Van Harte(7)    Senior Vice President/Chief       Senior Vice President/Chief       Mr. Van Harte has served in
                           Investment Officer - Focus        Investment Officer - Focus        various executive capacities
                           Growth                            Growth                            within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Gary T. Abrams             Vice President/Senior Equity      None                              Mr. Abrams has served in
                           Trader                                                              various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------

------------------------- --------------------------------- ---------------------------------- --------------------------------
NAME AND PRINCIPAL        POSITIONS & OFFICES WITH MANAGER  POSITIONS & OFFICES WITH           OTHER POSITIONS AND OFFICES
BUSINESS ADDRESS                                            REGISTRANT                         HELD
------------------------- --------------------------------- ---------------------------------- --------------------------------
Christopher S. Adams       Vice President/Portfolio          Vice President/Portfolio          Mr. Adams has served in
                           Manager/Senior Equity Analyst     Manager/Senior Equity Analyst     various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Renee E. Anderson          Vice President/Senior Equity      Vice President/Senior Equity      Mr. Anderson has served in
                           Analyst II                        Analyst II                        various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Damon J. Andres            Vice President/Senior Fixed       Vice President/Senior Fixed       Mr. Andres has served in
                           Income Portfolio Manager I        Income Portfolio Manager          various executive capacities
                                                                                               within Delaware Investments

                                                                                               Vice President - Lincoln
                                                                                               National Convertible
                                                                                               Securities Fund, Inc.
-------------------------- --------------------------------- --------------------------------- --------------------------------
Richard E. Biester         Vice President/Equity Trader      None                              Mr. Biester has served in
                                                                                               various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Christopher J.             Vice President/Senior Portfolio   Vice President/Senior Portfolio   Mr. Bonavico has served in
Bonavico(8)                Manager                           Manager                           various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Vincent A. Brancaccio      Vice President/Senior Equity      None                              Mr. Brancaccio has served in
                           Trader                                                              various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Edward J. Brennan          Vice President/Private            Assistant Vice President/Fixed    Mr. Brennan has served in
                           Placement Analyst                 Income Structural Analyst II      various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Kenneth F. Broad(9)        Vice President/Senior Portfolio   Vice President/Senior Portfolio   Mr. Broad has served in
                           Manager                           Manager                           various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Mary Ellen M. Carrozza     Vice President/Client Services    Vice President/Client Services    Ms. Carrozza has served in
                                                                                               various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Stephen G. Catricks        Vice President/Equity Analyst II  Vice President/Equity Analyst II  Mr. Catricks has served in various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
David F. Connor            Vice President/Deputy General     Vice President/Deputy General     Mr. Connor has served in
                           Counsel/Assistant Secretary       Counsel/Assistant Secretary       various executive capacities
                                                                                               within Delaware Investments

                                                                                               Vice President/Deputy General
                                                                                               Counsel/Assistant Secretary -
                                                                                               Lincoln National Investment
                                                                                               Companies, Inc.

                                                                                               Secretary - Lincoln National
                                                                                               Convertible Securities Fund,
                                                                                               Inc. and Lincoln National
                                                                                               Income Fund, Inc.
-------------------------- --------------------------------- --------------------------------- --------------------------------
Stephen J. Czepiel         Vice President/Senior Fixed       None                              Mr. Czepiel has served in
                           Income Trader                                                       various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Joseph F. DeMichele        Vice President/High Grade         None                              Mr. DeMichele has served in
                           Trading                                                             various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------

------------------------- --------------------------------- ---------------------------------- --------------------------------
NAME AND PRINCIPAL        POSITIONS & OFFICES WITH MANAGER  POSITIONS & OFFICES WITH           OTHER POSITIONS AND OFFICES
BUSINESS ADDRESS                                            REGISTRANT                         HELD
------------------------- --------------------------------- ---------------------------------- --------------------------------
Christopher M.             Vice President/Portfolio Manager  Vice President/Portfolio Manager  Mr. Ericksen has served in
Ericksen(10)                                                                                   various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Joel A. Ettinger           Vice President/Taxation           Vice President/Taxation           Mr. Ettinger has served in
                                                                                               various executive capacities
                                                                                               within Delaware Investments

                                                                                               Vice President/Taxation -
                                                                                               Lincoln National Investment
                                                                                               Companies, Inc.
-------------------------- --------------------------------- --------------------------------- --------------------------------
Phoebe W. Figland          Vice President/Investment         Vice President/Investment         Ms. Figland has served in
                           Accounting                        Accounting                        various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Joseph Fiorilla            Vice President/Trading            None                              Mr. Fiorilla has served in
                           Operations                                                          various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Charles E. Fish            Vice President/Senior Equity      None                              Mr. Fish has served in various
                           Trader                                                              executive capacities within
                                                                                               Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Clifford M. Fisher(11)     Vice President/Senior Bond        None                              Mr. Fisher has served in
                           Trader                                                              various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Patrick G. Fortier(12)     Vice President/Senior Portfolio   Vice President/Senior Portfolio   Mr. Fortier has served in
                           Manager                           Manager                           various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Denise A. Franchetti       Vice President/Portfolio          Vice President/Portfolio          Ms. Franchetti has served in
                           Manager/Municipal Bond Credit     Manager/Municipal Bond Credit     various executive capacities
                           Analyst                           Analyst                           within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
James A. Furgele           Vice President/Investment         Vice President/Investment         Mr. Furgele has served in
                           Accounting                        Accounting                        various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Daniel V. Geatens          Vice President/Investment         Vice President/Investment         Mr. Geatens has served in
                           Accounting                        Accounting                        various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Stuart M. George           Vice President/Equity Trader      None                              Mr. George has served in
                                                                                               various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Barry S. Gladstein         Vice President/Portfolio Analyst  Vice President/Equity Analyst     Mr. Gladstein has served in
                                                                                               various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Brian T. Hannon            Vice President/Senior Portfolio   Vice President/Senior Portfolio   Mr. Hannon has served in
                           Manager                           Manager                           various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Lisa L. Hansen(13)         Vice President/Head Trader of     Vice President/Head Trader of     Ms. Hansen has served in
                           Focus Growth Equity Trading       Focus Growth Equity Trading       various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Gregory M. Heywood(14)     Vice President/Senior Research    Vice President/Senior Research    Mr. Heywood has served in
                           Analyst                           Analyst                           various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Michael E. Hughes          Vice President/Senior Equity      Vice President/Senior Equity      Mr. Hughes has served in
                           Analyst I                         Analyst I                         various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------

------------------------- --------------------------------- ---------------------------------- --------------------------------
NAME AND PRINCIPAL        POSITIONS & OFFICES WITH MANAGER  POSITIONS & OFFICES WITH           OTHER POSITIONS AND OFFICES
BUSINESS ADDRESS                                            REGISTRANT                         HELD
------------------------- --------------------------------- ---------------------------------- --------------------------------
Jeffrey W. Hynoski         Vice President/Portfolio Manager  Vice President/Portfolio Manager  Mr. Hynoski has served in various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Jordan L. Irving(15)       Vice President/Senior Portfolio   Vice President/Senior Portfolio   Mr. Irving has served in
                           Manager                           Manager                           various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Cynthia Isom               Vice President/Senior Portfolio   Vice President/Portfolio Manager  Ms. Isom has served in various
                           Manager                                                             executive capacities within
                                                                                               Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Kenneth R. Jackson         Vice President/Equity Analyst     Vice President/Equity Analyst     Mr. Jackson has served in
                                                                                               various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Andrew Kronschnabel        Vice President/High Grade Trader  None                              Mr. Kronschnabel has served in
                                                                                               various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Roseanne L. Kropp          Vice President/Senior Fund        Vice President/Senior Fund        Ms. Kropp has served in
                           Analyst II/High Yield             Analyst II/High Yield             various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Nikhil G. Lalvani          Vice President/Senior Equity      Vice President/Senior Equity      Mr. Lalvani has served in
                           Analyst I                         Analyst I                         various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Steven T. Lampe            Vice President/Portfolio Manager  Vice President/Portfolio Manager  Mr. Lampe has served in various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Alfio Leone IV             Vice President/High Grade Trader  None                              Mr. Leone has served in
                                                                                               various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Anthony A. Lombardi(16)    Vice President/Senior Portfolio   Vice President/Senior Portfolio   Mr. Lombardi has served in
                           Manager                           Manager                           various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Charles (Tom) T.           Vice President/High Yield Trader  None                              Mr. McClintic has served in
McClintic                                                                                      various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Andrew M. McCullagh, Jr.   Vice President/Senior Portfolio   Vice President/Senior Portfolio   Mr. McCullagh has served in
                           Manager                           Manager                           various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Michael S. Morris          Vice President/Portfolio Manager  Vice President/Senior Equity      Mr. Morris has served in
                                                             Analyst                           various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Scott Moses                Vice President/Fixed Income       None                              Mr. Moses has served in
                           Trader                                                              various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
John R. Murray             Vice President/Senior Equity      None                              Mr. Murray has served in
                           Analyst                                                             various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
David P. O'Connor          Vice President/Associate          Vice President/Associate          Mr. O'Connor has served in
                           General Counsel/Assistant         General Counsel/Assistant         various executive capacities
                           Secretary                         Secretary                         within Delaware Investments

                                                                                               Vice President/Associate
                                                                                               General Counsel/Assistant
                                                                                               Secretary - Lincoln National
                                                                                               Investment Companies, Inc.
-------------------------- --------------------------------- --------------------------------- --------------------------------

------------------------- --------------------------------- ---------------------------------- --------------------------------
NAME AND PRINCIPAL        POSITIONS & OFFICES WITH MANAGER  POSITIONS & OFFICES WITH           OTHER POSITIONS AND OFFICES
BUSINESS ADDRESS                                            REGISTRANT                         HELD
------------------------- --------------------------------- ---------------------------------- --------------------------------
Philip O. Obazee          Vice President/Derivatives         Vice President/Derivatives        Mr. Obazee has served in
                          Manager                            Manager                           various executive capacities
                                                                                               within Delaware Investments
------------------------- ---------------------------------- --------------------------------- --------------------------------
Donald G. Padilla         Vice President/Equity Analyst II   Vice President/Equity Analyst II  Mr. Padilla has served in various executive capacities
                                                                                               within Delaware Investments
------------------------- ---------------------------------- --------------------------------- --------------------------------
Daniel J. Prislin(17)     Vice President/Senior Portfolio    Vice President/Senior Portfolio   Mr. Prislin has served in
                          Manager                            Manager                           various executive capacities
                                                                                               within Delaware Investments
------------------------- ---------------------------------- --------------------------------- --------------------------------
Craig S. Remsen           Vice President/Research Analyst    None                              Mr. Remsen has served in
                                                                                               various executive capacities
                                                                                               within Delaware Investments
------------------------- ---------------------------------- --------------------------------- --------------------------------
Joseph T. Rogina          Vice President/Equity Trader       None                              Mr. Rogina has served in
                                                                                               various executive capacities
                                                                                               within Delaware Investments
------------------------- ---------------------------------- --------------------------------- --------------------------------
Richard Salus             Vice President/Deputy Controller   None                              Mr. Salus has served in
                                                                                               various executive capacities
                                                                                               within Delaware Investments

                                                                                               Vice President/Deputy
                                                                                               Controller - Lincoln National
                                                                                               Investment Companies, Inc.
------------------------- ---------------------------------- --------------------------------- --------------------------------
Kevin C. Schildt          Vice President/Senior Municipal    Vice President/Senior Research    Mr. Schildt has served in
                          Credit Analyst                     Analyst                           various executive capacities
                                                                                               within Delaware Investments
------------------------- ---------------------------------- --------------------------------- --------------------------------
Richard D. Seidel         Vice President/Assistant           None                              Mr. Seidel has served in
                          Controller/Manager - Payroll                                         various executive capacities
                                                                                               within Delaware Investments

                                                                                               Vice President/Assistant
                                                                                               Controller/Manager - Payroll -
                                                                                               Lincoln National Investment
                                                                                               Companies, Inc.
------------------------- ---------------------------------- --------------------------------- --------------------------------
Thomas Socha              Vice President/Senior Fixed        Vice President/Senior Fixed       Mr. Socha has served in
                          Income Analyst                     Income Analyst                    various executive capacities
                                                                                               within Delaware Investments
------------------------- ---------------------------------- --------------------------------- --------------------------------
Brenda L. Sprigman        Vice President/Business Manager    None                              Ms. Sprigman has served in
                          - Fixed Income                                                       various executive capacities
                                                                                               within Delaware Investments
------------------------- ---------------------------------- --------------------------------- --------------------------------
Matthew J. Stephens       Vice President/Senior High Grade   Vice President/Senior High        Mr. Stephens has served in
                          Analyst                            Grade Analyst                     various executive capacities
                                                                                               within Delaware Investments
------------------------- ---------------------------------- --------------------------------- --------------------------------
Michael T. Taggart        Vice President/Facilities &        None                              Mr. Taggart has served in
                          Administrative Services                                              various executive capacities
                                                                                               within Delaware Investments
------------------------- ---------------------------------- --------------------------------- --------------------------------
Matthew Todorow(18)       Vice President/Portfolio Manager   Vice President/Portfolio Manager  Mr. Todorow has served in various executive capacities
                                                                                               within Delaware Investments
------------------------- ---------------------------------- --------------------------------- --------------------------------
Spencer M. Tullo          Vice President/Fixed Income        None                              Mr. Tullo has served in
                          Trader                                                               various executive capacities
                                                                                               within Delaware Investments
------------------------- ---------------------------------- --------------------------------- --------------------------------

------------------------- --------------------------------- ---------------------------------- --------------------------------
NAME AND PRINCIPAL         POSITIONS & OFFICES WITH MANAGER  POSITIONS & OFFICES WITH          OTHER POSITIONS AND OFFICES
BUSINESS ADDRESS                                             REGISTRANT                        HELD
-------------------------- --------------------------------- --------------------------------- --------------------------------
Robert A. Vogel, Jr.(19)   Vice President/Senior Portfolio   Vice President/Senior Portfolio   Mr. Vogel has served in
                           Manager                           Manager                           various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Lori P. Wachs              Vice President/Portfolio Manager  Vice President/Portfolio Manager  Ms. Wachs has served in various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
Laura A. Wagner            Vice President/Investment         Vice President/Investment         Ms. Wagner has served in
                           Accounting                        Accounting                        various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------
James J. Wright            Vice President/Senior Equity      Vice President/Senior Equity      Mr. Wright has served in
                           Analyst                           Analyst                           various executive capacities
                                                                                               within Delaware Investments
-------------------------- --------------------------------- --------------------------------- --------------------------------

(1)  VICE PRESIDENT OF FINANCE, Prudential Investment Management, Inc.,
     1998-2004.
(2)  SENIOR RESEARCH ANALYST, Strong Capital Management, 2000-2002.
(3)  HEAD OF HUMAN RESOURCES, Lincoln Life, 2001-2003.
(4) ASSOCIATE GENERAL COUNSEL, Franklin Templeton Investments, 1998-2002.
(5)  MANAGING DIRECTOR/U.S. ACTIVE LARGE-CAP VALUE TEAM, Merrill Lynch,
     1994-2004.
(6)  MANAGING DIRECTOR/GLOBAL MARKETS, Deutsche Bank, 1998-2003.
(7) PRINCIPAL/EXECUTIVE VICE PRESIDENT, Transamerica Investment Management, LLC, 1980-2005.
(8) PRINCIPAL/PORTFOLIO MANAGER, Transamerica Investment Management, LLC, 1993-2005.
(9) PRINCIPAL/PORTFOLIO MANAGER, Transamerica Investment Management, LLC, 2000-2005.
(10) PORTFOLIO MANAGER, Transamerica Investment Management, LLC, 2004-2005; VICE PRESIDENT/PORTFOLIO MANAGER, Goldman Sachs 1994-2004.
(11) VICE PRESIDENT/MUNICIPAL BOND, Advest, Inc., 1999-2002.
(12) PORTFOLIO MANAGER, Transamerica Investment Management, LLC, 2000-2005.
(13) PRINCIPAL/PORTFOLIO MANAGER/SENIOR TRADER, Transamerica Investment Management, LLC, 1997-2005.
(14) SENIOR RESEARCH ANALYST, Transamerica Investment Management, LLC, 2004-2005; SENIOR ANALYST, Wells Capital Management, LLC 2003-2004; SENIOR ANALYST, Montgomery Asset Management 1996-2003.
(14) VICE PRESIDENT/U.S. ACTIVE LARGE-CAP VALUE TEAM, Merrill Lynch, 1998-2004.
(15) DIRECTOR/U.S. ACTIVE LARGE-CAP VALUE TEAM, Merrill Lynch, 1998-2004.
(16) PRINCIPAL/PORTFOLIO MANAGER, Transamerica Investment Management, LLC, 1998-2005.
(17) EXECUTIVE DIRECTOR/PORTFOLIO MANAGER, Morgan Stanley Investment Management, 1994-2003.
(18) DIRECTOR/U.S. ACTIVE LARGE-CAP VALUE TEAM, Merrill Lynch, 1992-2004.

Item 26.       Principal Underwriters.

                  (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments Family of Funds.

                  (b)(1) Information with respect to each officer or partner of the principal underwriter and the Registrant is provided below. Unless noted, the principal business address of Delaware Distributors, L.P. is 2005 Market Street, Philadelphia, PA 19103-7094.

-------------------------------------------- ------------------------------------------ ----------------------------------------
NAME & PRINCIPAL BUSINESS ADDRESS            POSITIONS & OFFICES WITH UNDERWRITER       POSITIONS & OFFICES WITH REGISTRANT
-------------------------------------------- ------------------------------------------ ----------------------------------------
Delaware Distributors, Inc.                  General Partner                            None
-------------------------------------------- ------------------------------------------ ----------------------------------------
Delaware Capital Management                  Limited Partner                            None
-------------------------------------------- ------------------------------------------ ----------------------------------------
Delaware Investment Advisers                 Limited Partner                            None
-------------------------------------------- ------------------------------------------ ----------------------------------------
Kevin J. Lucey                               President/Chief Executive Officer          None
-------------------------------------------- ------------------------------------------ ----------------------------------------
Joseph H. Hastings                           Executive Vice President                   None
-------------------------------------------- ------------------------------------------ ----------------------------------------

-------------------------------------------- ------------------------------------------ ----------------------------------------
NAME & PRINCIPAL BUSINESS ADDRESS            POSITIONS & OFFICES WITH UNDERWRITER       POSITIONS & OFFICES WITH REGISTRANT
-------------------------------------------- ------------------------------------------ ----------------------------------------
Richelle S. Maestro                          Executive Vice President/General           Executive Vice President/General
                                             Counsel/ Secretary                         Counsel/ Secretary (Chief Legal
                                                                                        Officer)
-------------------------------------------- ------------------------------------------ ----------------------------------------
Philip N. Russo                              Executive Vice President/Chief Financial   None
                                             Officer
-------------------------------------------- ------------------------------------------ ----------------------------------------
Douglas L. Anderson                          Senior Vice President/Operations           None
-------------------------------------------- ------------------------------------------ ----------------------------------------
Michael P. Bishof                            Senior Vice President/Investment           Senior Vice President/Chief Financial
                                             Accounting                                 Officer
-------------------------------------------- ------------------------------------------ ----------------------------------------
Thomas M. McConnell                          Senior Vice President/Senior 529 Plans     None
                                             Product Manager
-------------------------------------------- ------------------------------------------ ----------------------------------------
Carolyn McIntyre                             Senior Vice President/Human Resources      None
-------------------------------------------- ------------------------------------------ ----------------------------------------
Brian L. Murray, Jr.                         Senior Vice President/Chief Compliance     Senior Vice President/Chief Compliance
                                             Officer                                    Officer
-------------------------------------------- ------------------------------------------ ----------------------------------------
Daniel J. Perullo                            Senior Vice President/Eastern Director,    None
                                             Institutional Sales
-------------------------------------------- ------------------------------------------ ----------------------------------------
Robert E. Powers                             Senior Vice President/Senior Domestic      None
                                             Sales Manager
-------------------------------------------- ------------------------------------------ ----------------------------------------
James L. Shields                             Senior Vice President/Chief Information    None
                                             Officer
-------------------------------------------- ------------------------------------------ ----------------------------------------
Trevor M. Blum                               Vice President/Senior Consulting           None
                                             Relationship Manager
-------------------------------------------- ------------------------------------------ ----------------------------------------
Elisa C. Colkitt                             Vice President/Broker Dealer Operations    None
                                             & Service Support
-------------------------------------------- ------------------------------------------ ----------------------------------------
David F. Connor                              Vice President/Deputy General              Vice President/Deputy General
                                             Counsel/Assistant Secretary                Counsel/Assistant Secretary
-------------------------------------------- ------------------------------------------ ----------------------------------------
Joel A. Ettinger                             Vice President/Taxation                    Vice President/Taxation
-------------------------------------------- ------------------------------------------ ----------------------------------------
Susan T. Friestedt                           Vice President/Retirement Services         None
-------------------------------------------- ------------------------------------------ ----------------------------------------
Edward M. Grant                              Vice President/Defined Contribution        None
                                             Sales Manager
-------------------------------------------- ------------------------------------------ ----------------------------------------
Jeffrey M. Kellogg                           Vice President/Senior Product              None
                                             Manager/Communications Manager
-------------------------------------------- ------------------------------------------ ----------------------------------------
David P. O'Connor                            Vice President/Associate General           Vice President/Associate General
                                             Counsel/Assistant Secretary                Counsel/Assistant Secretary
-------------------------------------------- ------------------------------------------ ----------------------------------------

-------------------------------------------- ------------------------------------------ ----------------------------------------
NAME & PRINCIPAL BUSINESS ADDRESS            POSITIONS & OFFICES WITH UNDERWRITER       POSITIONS & OFFICES WITH REGISTRANT
-------------------------------------------- ------------------------------------------ ----------------------------------------
Robinder Pal                                 Vice President/Senior Retail e-Business/   None
                                             Production Services Manager
-------------------------------------------- ------------------------------------------ ----------------------------------------
Mary A. Papamarkou                           Vice President/Product Service Consultant  None
-------------------------------------------- ------------------------------------------ ----------------------------------------
Richard  Salus                               Vice President/Controller                  None
-------------------------------------------- ------------------------------------------ ----------------------------------------
Richard D. Seidel                            Vice President/Assistant Treasurer         None
-------------------------------------------- ------------------------------------------ ----------------------------------------
Theresa L. Sabol                             Vice President/Defined Contribution        None
                                             Sales Manager
-------------------------------------------- ------------------------------------------ ----------------------------------------
Michael T. Taggart                           Vice President/Facilities &                None
                                             Administrative Services
-------------------------------------------- ------------------------------------------ ----------------------------------------

                  (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments Family of Funds.

                  (b)(2) Information with respect to each officer or partner of LFD and the Registrant is provided below. Unless noted, the principal business address of LFD is 2001
                           Market Street, Philadelphia, PA 19103-7055.

-------------------------------------------- ----------------------------------------- ------------------------------------------
NAME & PRINCIPAL BUSINESS ADDRESS            POSITIONS & OFFICE WITH LFD                  POSITIONS & OFFICES WITH REGISTRANT
-------------------------------------------- ----------------------------------------- ------------------------------------------
Westley V. Thompson                          President and Chief Executive Officer                       None
-------------------------------------------- ----------------------------------------- ------------------------------------------
David M. Kittredge                           Senior Vice President                                       None
-------------------------------------------- ----------------------------------------- ------------------------------------------
William C. Miller                            Senior Vice President                                       None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Terrance Mullen                              Senior Vice President                                       None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Donald Roberson                              Senior Vice President                                       None
-------------------------------------------- ----------------------------------------- ------------------------------------------
David L. Ahrendt(3)                          Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Duane L. Bernt(2)                            Vice President and Treasurer                                None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Nancy Briguglio                              Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Patrick J. Caulfield(1)                      Vice President and Chief Compliance                         None
                                             Officer
-------------------------------------------- ----------------------------------------- ------------------------------------------
Daniel P. Hickey(2)                          Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Karina Istvan                                Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Rochelle Krombolz                            Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
William Lamoin                               Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Diane McCarthy                               Vice President, Chief Financial Officer                     None
                                             and Chief Administrative Officer
-------------------------------------------- ----------------------------------------- ------------------------------------------
Henry Orvin                                  Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
James Ryan                                   Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Gregory Smith                                Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Marjorie Snelling                            Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Marilyn K. Ondecker(3)                       Secretary                                                   None
-------------------------------------------- ----------------------------------------- ------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
(1) 350 Church Street, Hartford, CT 06103
(2) 1500 Market Street, Philadelphia, PA 19103
(3) 1300 Clinton Street, Fort Wayne, IN 46802
---------------------------------------------------------------------------------------------------------------------------------

               (c) Not Applicable.

Item 27.       Location of Accounts and Records.

               All accounts and records are maintained in Philadelphia at 2005 Market Street, Philadelphia, PA 19103-7094.

Item 29.       Management Services.  None.

Item 30.       Undertakings.  Inapplicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 29th day of June, 2005.

                                                     VOYAGEUR MUTUAL FUNDS III


                                                    By:    Jude T. Driscoll
                                                        -----------------------
                                                           Jude T. Driscoll
                                                              President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                 Signature                                           Title                                       Date
---------------------------------------        --------------------------------------------------          -------------
Jude T. Driscoll                *              President/Chief Executive Officer (Principal                June 29, 2005
---------------------------------              Executive Officer) and Trustee
Jude T. Driscoll
                                *
---------------------------------              Trustee                                                     June 29, 2005
Thomas L. Bennett
                                *
---------------------------------              Trustee                                                     June 29, 2005
John A. Fry
                                *
---------------------------------              Trustee                                                     June 29, 2005
Anthony D. Knerr
                                *
---------------------------------              Trustee                                                     June 29, 2005
Lucinda S. Landreth
                                *
---------------------------------              Trustee                                                     June 29, 2005
Ann R. Leven
                                *
---------------------------------              Trustee                                                     June 29, 2005
Thomas F. Madison
                                *
---------------------------------              Trustee                                                     June 29, 2005
Janet L. Yeomans
                                *
---------------------------------              Trustee                                                     June 29, 2005
J. Richard Zecher
                                *
---------------------------------              Senior Vice President/Chief Financial Officer               June 29, 2005
Michael P. Bishof                              (Principal Financial Officer)

                             * By: Jude T. Driscoll
                                   ----------------
                                   Jude T. Driscoll
                             as Attorney-in-Fact for
                          each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



















                                    Exhibits

                                       to

                                    Form N-1A

















             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS


Exhibit No.         Exhibit
-----------         -------

EX-99.E5            Bank/Trust Agreement (August 2004)

EX-99.H2i           Executed Amendment No. 29 (December 1, 2004) to Schedule A
                    of the Delaware Investments Family of Funds Fund Accounting
                    Agreement

EX-99.P1 Code of Ethics for the Delaware Investments' Family of Funds (December 2004)

EX-99.P2            Code of Ethics for Delaware Investments (December 2004)

EX-99.P3            Code of Ethics for Lincoln Financial Distributors, Inc.
                    (April 2005)

EX-99.Q             Trustees' Power of Attorney (May 18, 2005)